                                                                EXHIBIT 10.38

                                                                  EXECUTION COPY
                                                                  --------------
================================================================================


                              AMENDED AND RESTATED

                                 MULTICURRENCY

                                CREDIT AGREEMENT


                                  by and among


                      BORDERS GROUP, INC., BORDERS, INC.,

                 WALDEN BOOK COMPANY, INC. and BGP (UK) LIMITED


                                      and


                           THE LENDERS PARTY HERETO,


                                      and


            PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent,


            THE FIRST NATIONAL BANK OF CHICAGO, as Syndication Agent


                                      and


           BANKERS TRUST COMPANY, as Real Estate Administrative Agent


================================================================================

                          Dated as of October 17, 1997

                               TABLE OF CONTENTS

                                                                                                                      Page
                                                                                                                      ----
ARTICLE I
     CERTAIN DEFINITIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     1.01    Certain Definitions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     1.02    Construction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
     1.03    Accounting Principles   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28

ARTICLE II
     REVOLVING CREDIT AND SWING LOAN FACILITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
     2.01    (a)  Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
             (b)  Prior Revolving Credit Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
             (c)  Increase in Commitments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
             (d)  Swing Loan Facility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
     2.02    Nature of Lenders' Obligations with Respect to Revolving Credit Loans   . . . . . . . . . . . . . . . . . 31
     2.03         Fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
             (a)  Revolving Credit Facility Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
             (b)  Calculation of Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     2.04    Reduction of Commitment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     2.05    (a)  Revolving Credit Loan Requests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
             (b)  Swing Loan Requests  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     2.06    (a)  Making Revolving Credit Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
             (b)  Making Swing Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     2.07    (a)  Borrowings to Repay Swing Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
             (b)  Irrevocable Obligation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     2.08    (a)  Evidence of Revolving Credit Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
             (b)  Evidence of Swing Loan Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
             (c)  Promissory Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
     2.09    Utilization of Commitments in Optional Currencies   . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
             (a)  Periodic Computations of Dollar Equivalent Amounts
                  of Loans and Letters of Credit Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
             (b)  Notices from Lenders That Optional Currencies Are
                  Unavailable to Fund New Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
             (c)  Notices From Lenders That Optional Currencies Are
                  Unavailable to Fund Renewals of the Euro-Rate Option . . . . . . . . . . . . . . . . . . . . . . . . 36
             (d)  Requests for Additional Optional Currencies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
     2.10    Letter of Credit Subfacility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
             (a)  Issuance of Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
             (b)  Participations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
             (c)  Letter of Credit Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
             (d)  Disbursements, Reimbursement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38

                               TABLE OF CONTENTS


                                                                                                                            Page
                                                                                                                            ----
              (e)      Repayment of Participation Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
              (f)      Documentation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
              (g)      Determinations to Honor Drawing Requests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
              (h)      Nature of Participation and Reimbursement Obligations  . . . . . . . . . . . . . . . . . . . . . . .  39
              (i)      Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
              (j)      Liability for Acts and Omissions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
              (k)      Termination of Letter of Credit Facility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
              (l)      Transitional Letters of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
              (m)      Resignation of Issuing Bank  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
     2.11     Currency Repayments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
     2.12     Optional Currency Amounts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43

ARTICLE III
     BID LOANS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
     3.01     Bid Loan Requests   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
     3.02     Bidding for, Accepting and Making Bid Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
              (a)      Bidding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
              (b)      Accepting Bids . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
              (c)      Funding Bid Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
              (d)      Several Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
     3.03     Evidence of Bid Loan Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

ARTICLE IV
     INTEREST RATES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
     4.01     Interest Rate Options on Revolving Credit Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
              (a)      Selection of Interest Rate Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
              (b)      Interest Rate Options Available  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
     4.02     Rate Quotations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
     4.03     Euro-Rate Unascertainable; Illegality; Increased Costs;
              Deposits Not Available  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
     4.04     Selection of Interest Rate Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
     4.05     Interest Rates Payable on Swing Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
     4.06     Interest Rates Payable on Bid Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
     4.07     Interest After Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
     4.08     Maximum Interest Rate   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50

ARTICLE V
     PAYMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
     5.01     Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
     5.02     Pro Rata Treatment of Lenders   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

                               TABLE OF CONTENTS

                                                                                                                         Page
                                                                                                                         ----
     5.03    Interest Payment Dates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
     5.04    Prepayments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
     5.05    Mandatory Prepayments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
             (a)      Currency Fluctuations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
             (b)      Application Among Interest Rate Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
     5.06    Additional Compensation in Certain Circumstances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
             (a)      Increased Costs or Reduced Return Resulting From
                      Taxes, Reserves, Capital Adequacy Requirements,
                      Expenses, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
             (b)      Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
             (c)      Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
             (d)      Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
     5.07    Interbank Market Presumption  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
     5.08    Judgment Currency   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
             (a)      Currency Conversion Procedures for Judgments . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
             (b)      Indemnity in Certain Events  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57

ARTICLE VI
     REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
     6.01    Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
             (a)      Organization and Qualification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
             (b)      Capitalization and Ownership . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
             (c)      Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
             (d)      Power and Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
             (e)      Validity and Binding Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
             (f)      No Conflict  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
             (g)      Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
             (h)      Title to Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
             (i)      Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
             (j)      Use of Proceeds; Margin Stock; Section 20 Subsidiaries . . . . . . . . . . . . . . . . . . . . . .  60
             (k)      Full Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
             (l)      Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
             (m)      Consents and Approvals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
             (n)      No Event of Default; Compliance with Instruments . . . . . . . . . . . . . . . . . . . . . . . . .  62
             (o)      Patents, Trademarks, Copyrights, Licenses, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . .  62
             (p)      Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
             (q)      Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
             (r)      Material Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
             (s)      Investment Companies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
             (t)      Plans and Benefit Arrangements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63

                               TABLE OF CONTENTS

                                                                                                                             Page
                                                                                                                             ----
                  (u)      Employment Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64
                  (v)      Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64
                  (w)      Senior Debt Status . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 65
                  (x)      Solvency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66
     6.02         Updates to Schedules  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66

ARTICLE VII
     CONDITIONS OF LENDING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66
     7.01         Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66
     7.02         Each Additional Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 68
     7.03         Subsequent Effective Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 69

ARTICLE VIII
     COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 70
     8.01         Affirmative Covenants   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 70
                  (a)      Preservation of Existence, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 71
                  (b)      Payment of Liabilities, Including Taxes, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . 71
                  (c)      Maintenance of Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 71
                  (d)      Maintenance of Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 71
                  (e)      Maintenance of Patents, Trademarks, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 71
                  (f)      Visitation Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 72
                  (g)      Keeping of Records and Books of Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 72
                  (h)      Plans and Benefit Arrangements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 72
                  (i)      Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 72
                  (j)      Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 72
                  (k)      Subsequent Credit Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 73
                  (l)      Subsidiary Guaranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 73
     8.02         Negative Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 73
                  (a)      Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 74
                  (b)      Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 75
                  (c)      Contingent Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 75
                  (d)      Loans and Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 77
                  (e)      Dividends and Related Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 78
                  (f)      Liquidations, Mergers, Consolidations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 79
                  (g)      Dispositions of Assets or Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 79
                  (h)      Affiliate Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 80
                  (i)      Subsidiaries, Partnerships and Joint Ventures  . . . . . . . . . . . . . . . . . . . . . . . . . . 80
                  (j)      Continuation of or Change in Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 81
                  (k)      Plans and Benefit Arrangements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 81
                  (l)      Fiscal Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 81

                               TABLE OF CONTENTS

                                                                                                                           Page
                                                                                                                           ----
                  (m)      Issuance of Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 81
                  (n)      Changes in Organizational Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 81
                  (o)      Minimum Fixed Charge Coverage Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 81
                  (p)      Maximum Leverage Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 81
                  (q)      Minimum Tangible Net Worth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 82
                  (r)      Modifications of Other Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 82
                  (s)      Prepayment of Note Put Agreement Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . 82
                  (t)      Lease Financing Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 82
                  (u)      Foreign Activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 83
                  (v)      Inconsistent Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 83
     8.03         Reporting Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 83
                  (a)      Quarterly Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 83
                  (b)      Annual Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 84
                  (c)      Certificates of the Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 84
                  (d)      Notice of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 84
                  (e)      Notice of Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 84
                  (f)      Certain Events . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 85
                  (g)      Other Reports and Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 85
                  (h)      Notices Regarding Benefit Arrangements.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 85
                  (i)      Access to the Company's Auditors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 86
                  (j)      Notices Regarding Lease Financing Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . 86
                  (k)      Notices Regarding Repurchases of Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 86

ARTICLE IX
     GUARANTIES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 87
     9.01         Guaranty of Payment and Performance of Guaranteed Obligations   . . . . . . . . . . . . . . . . . . . . . 87
     9.02         Certain Waivers of the Guarantors   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 87
     9.03         Obligations Unconditional   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 87
     9.04         Waiver of Subrogation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 89
     9.05         Actions with Respect to Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 89
     9.06         Effect of Bankruptcy; Revival   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 89
     9.07         Survival of Guaranty  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 90
     9.08         Right of Set-Off  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 90
     9.09         Limitation on Amount of Guaranty  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 90
     9.10         Limitation on Scope of Certain Guarantees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 90

ARTICLE X
     DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 91
     10.01        Events of Default   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 91
     10.02        Consequences of Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 93

                               TABLE OF CONTENTS

                                                                                                                            Page
                                                                                                                            ----
ARTICLE XI
     THE AGENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 96
     11.01        Appointment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 96
     11.02        Delegation of Duties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 96
     11.03        Nature of Duties; Independent Credit Investigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 97
     11.04        Actions in Discretion of Agents; Instructions from the Lenders  . . . . . . . . . . . . . . . . . . . . . . . 97
     11.05        Exculpatory Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 97
     11.06        Reimbursement and Indemnification of Agents by Lenders  . . . . . . . . . . . . . . . . . . . . . . . . . . . 98
     11.07        Reliance by Agents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 98
     11.08        Notice of Default   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 99
     11.09        Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 99
     11.10        Lenders in Their Individual Capacities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 99
     11.11        [RESERVED]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 99
     11.12        Equalization of Lenders   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 99
     11.13        Successor Agents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 99
     11.14        Availability of Funds   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100
     11.15        Calculations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  101
     11.16        Beneficiaries   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  101

ARTICLE XII
     MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  101
     12.01        Modifications, Amendments or Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  101
     12.02        No Implied Waivers; Cumulative Remedies; Writing Required   . . . . . . . . . . . . . . . . . . . . . . . .  103
     12.03        Reimbursement and Indemnification by the Borrowers; Taxes   . . . . . . . . . . . . . . . . . . . . . . . .  103
                  (a)      Reimbursement and Indemnification of Agents  . . . . . . . . . . . . . . . . . . . . . . . . . . .  103
                  (b)      Reimbursement and Indemnification of Lenders . . . . . . . . . . . . . . . . . . . . . . . . . . .  104
     12.04        Holidays  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  105
     12.05        Funding by Branch, Subsidiary or Affiliate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  105
                  (a)      Notional Funding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  105
                  (b)      Actual Funding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  105
     12.06        Notices; Lending Offices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  105
     12.07        Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  106
     12.08        Governing Law   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  106
                                                              TABLE OF CONTENTS

                                                                                                                              Page
                                                                                                                              ----

     12.09        Prior Understanding   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  106
     12.10        Duration; Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  106

                               TABLE OF CONTENTS

         12.11        Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  106
                      (a)      Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  107
                      (b)      Participations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  107
                      (c)      Other Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  108
                      (d)      Federal Reserve Bank Transfer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  108
         12.12        Confidentiality   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  108
                      (b)      Sharing Information With Affiliates of the Lenders . . . . . . . . . . . . . . . . . . . . .  108
         12.13        Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  109
         12.14        Agent's or Lender's Consent   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  109
         12.15        Exceptions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  109
         12.16        CONSENT TO FORUM; WAIVER OF JURY TRIAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  109
         12.17        Waivers by Borrowers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  110
         12.18        Tax Withholding Forms   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  110
         12.19        Effective Date Transition Provision   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  110

                         LIST OF SCHEDULES AND EXHIBITS


SCHEDULE 1.01(A)      -           EURO-RATE MARGIN/LETTER OF CREDIT FEE, BASE RATE MARGIN, FACILITY FEE RATE
SCHEDULE 1.01(B)      -           COMMITMENTS OF LENDERS
SCHEDULE 1.01(C)      -           EXISTING LIENS
SCHEDULE 2.01(b)      -           CARRYOVER REVOLVING CREDIT LOANS
SCHEDULE 2.10(l)      -           CARRYOVER LETTERS OF CREDIT
SCHEDULE 6.01(a)      -           QUALIFICATIONS TO DO BUSINESS
SCHEDULE 6.01(b)      -           OPTIONS ON COMPANY STOCK
SCHEDULE 6.01(c)      -           SUBSIDIARIES; RIGHTS TO PURCHASE SUBSIDIARY SHARES
SCHEDULE 6.01(h)      -           OWNED AND LEASED REAL PROPERTY
SCHEDULE 6.01(l)      -           TAX ARRANGEMENTS WITH KMART
SCHEDULE 6.01(m)      -           CONSENTS AND APPROVALS
SCHEDULE 6.01(p)      -           INSURANCE POLICIES
SCHEDULE 6.01(t)      -           EMPLOYEE BENEFIT PLAN DISCLOSURES
SCHEDULE 6.01(v)      -           ENVIRONMENTAL DISCLOSURES
SCHEDULE 8.02(a)      -           EXISTING INDEBTEDNESS


EXHIBIT 1.01(A)       -           ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT 2.05(a)       -           REVOLVING CREDIT LOAN REQUEST
EXHIBIT 2.05(b)       -           SWING LOAN REQUEST
EXHIBIT 3.01          -           BID LOAN REQUEST
EXHIBIT 3.02          -           FORM OF DESIGNATION AGREEMENT
EXHIBIT 7.01(e)(i)    -           OPINIONS OF COUNSEL
EXHIBIT 8.03(c)       -           COMPLIANCE CERTIFICATE

                                CREDIT AGREEMENT

     THIS AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT is dated as of March 28, 1995, and amended and restated as of October 17, 1997, is made by and among BORDERS GROUP, INC. (the "Company"), Borders, Inc. ("Borders"), Walden Book Company, Inc. ("Walden") and BGP (UK) Limited ("Books Holding") (the Company, Borders, Walden and Books Holding hereinafter referred to individually as a "Borrower" or jointly as the "Borrowers"), the LENDERS (as hereinafter defined), PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under this Agreement (hereinafter referred to in such capacity as the "Administrative Agent"), THE FIRST NATIONAL BANK OF CHICAGO, in its capacity as syndication agent for the Lenders under this Agreement (hereinafter referred to in such capacity as the "Syndication Agent") and BANKERS TRUST COMPANY, in its capacity as real estate administrative agent for the Lenders under this Agreement (hereinafter referred to in such capacity as the "Real Estate Administrative Agent").

                                  WITNESSETH:

     WHEREAS, the Company, Borders, Walden, Planet Music, Inc. ("Planet"), the Lenders, the Administrative Agent and the Syndication Agent (collectively, the "Prior Agreement Parties") are parties to that certain Credit Agreement dated as of March 28, 1995 (as heretofore amended, the "Prior Agreement"); and

     WHEREAS, the Prior Agreement Parties desire to amend and restate the Prior Agreement to (i) increase the aggregate amount of Commitments, (ii) eliminate Planet as a Borrower, (iii) add Books Holding as a Borrower, (iv) eliminate and add certain financial institutions as Lenders, and (v) amend certain other terms and conditions of the Prior Agreement.

     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

                                   ARTICLE I
                              CERTAIN DEFINITIONS

     1.01 Certain Definitions. In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

               Administrative Agent shall mean PNC Bank, National Association, and its successors and assigns.

               Affiliate as to any Person shall mean any other Person (i) which directly or indirectly controls, is controlled by, or is under common control with such Person, (ii) which beneficially owns or holds 5% or more of any class of the voting or other equity interests of such Person, or (iii) 5% or more of any class of voting interests or other equity interests of which is beneficially owned or held, directly or indirectly, by such Person. Control, as used in this definition, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be.

               Agents shall mean the Administrative Agent, Syndication Agent and the Real Estate Administrative Agent.

               Agreement shall mean this Credit Agreement as the same may be supplemented or amended from time to time including all schedules and exhibits.

               Assignee Lender shall mean a financial institution which becomes a party to this Agreement by executing an Assignment and Assumption Agreement.

               Assignment and Assumption Agreement shall mean an Assignment and Assumption Agreement by and among a Purchasing Lender, the Transferor Lender and the Administrative Agent, as Administrative Agent and on behalf of the remaining Lenders, substantially in the form of Exhibit 1.01(A) or in such other form as may be acceptable to the Administrative Agent.

               Assignor Lender shall mean the selling Lender pursuant to an Assignment and Assumption Agreement.

               Authorized Officer shall mean the Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, Vice
President-Finance, Vice President, Group Planning and Resource Management, Vice President, Planning or Treasurer of any Borrower.

               Base Rate shall mean the greater of (i) the interest rate per annum announced from time to time by the Administrative Agent at its Principal Office as its then prime rate, which rate may not be the lowest rate then being charged commercial borrowers by the Administrative Agent, or (ii) the Federal Funds Effective Rate plus 1/2% per annum. Such interest rate shall change automatically from time to time effective as of the effective date of each change, as determined by the Administrative Agent in its sole discretion.

               Base Rate Borrowing Tranche shall mean a Borrowing Tranche consisting of all Revolving Credit Loans to which a Base Rate Option applies.

               Base Rate Option shall mean the option of the Borrowers to have Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 4.01(a)(i).

               BBA shall have the meaning assigned to that term in the definition of Euro-Rate.

               Benefit Arrangement shall mean at any time an "employee benefit plan," within the meaning of Section 3(3) of ERISA, which is neither a Plan nor a Multiemployer Plan and which is maintained, sponsored or otherwise contributed to, by the Company or any of its Subsidiaries.

               Bid shall have the meaning assigned to such term in Section 3.02.

               Bid Loan Borrowing Date shall mean, with respect to any Bid Loan, the date for the making thereof which shall be a Business Day.

               Bid Loan Euro-Rate Option shall mean the option of the Borrowers to request that the Lenders submit Bids to make Bid Loans bearing interest at a rate per annum quoted by such Lenders at the Euro-Rate in effect two Business Days before the Borrowing Date of such Bid Loan plus a Euro-Rate Bid Loan Spread.

               Bid Loan Fixed Rate Option shall mean the option of the Borrowers to request that the Lenders submit Bids to make Bid Loans bearing interest at a fixed rate per annum quoted by such Lenders as a numerical percentage (and not as a spread over the Euro-Rate).

               Bid Loan Period shall have the meaning assigned to such term in
Section 3.01.

               Bid Loan Request shall have the meaning assigned to such term in
Section 3.01.

               Bid Loans shall mean collectively and Bid Loan shall mean separately all of the Bid Loans or any Bid Loan made by any of the Lenders to the Borrowers pursuant to Sections 3.01 and 3.02.

               Books Etc. shall mean Books Etc. Limited, company number 1580771, organized and existing under the laws of the United Kingdom, and its permitted successors and assigns.

               Books Holding shall mean BGP (UK) Limited, company number 3434045, organized and existing under the laws of the United Kingdom, and its permitted successors and assigns.

               Borders shall mean Borders, Inc., a corporation organized and existing under the laws of the State of Colorado, and its permitted successors and assigns.

               Borders' Note shall mean that certain promissory note in the original principal amount of $192,114,261, dated May 23, 1995, executed by Borders and payable to Walden and which has been assigned to WPI.

               Borrowers shall mean collectively and Borrower shall mean separately the Company, Borders, Walden and Books Holding and, after the Subsequent Effective Date, Books Etc..

               Borrowing Date shall mean, with respect to any Loan, the date for the making thereof or the renewal or conversion thereof to the same or a different Interest Rate Option, which shall be a Business Day.

               Borrowing Tranche shall mean specified portions of Loans outstanding to each Borrower as follows: (i) any Loans to one Borrower to which a Euro-Rate Option or a Bid Loan Fixed Rate Option applies and which have the same Interest Period and which are denominated in the same currency shall constitute one Borrowing Tranche and (ii) all Loans to which a Base Rate Option applies shall constitute one Borrowing Tranche.

               BPI shall mean Borders Properties, Inc., a corporation organized and existing under the laws of the State of Delaware, and its permitted successors and assigns.

               Business Day shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Pittsburgh, Pennsylvania or Chicago, Illinois, and (i) if the applicable Business Day relates to any Loan to which the Euro-Rate Option applies, such day must also be a day on which dealings are carried on in the London Interbank market, and (ii) with respect to advances or payments of Loans or any other matters relating to Loans denominated in an Optional Currency, such day also shall be a day on which (a) deposits in the relevant Optional Currency are carried on in the applicable interbank market, and (b) all applicable banks into which Loan proceeds may be deposited are open for business and foreign exchange markets are open for business in the principal financial center of the country of such Optional Currency.

               Capitalized Lease of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

               Capitalized Lease Obligations of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP.

               Capitalized Rent Expense shall mean an amount equal to four times the sum of Rent Expense and Lease Financing Rent Expense.

               Change in Control shall mean (a) the direct or indirect acquisition or ownership by any Person or any syndicate or other group formed or existing for the purpose of acquiring, holding or disposing of securities of the Company within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 of stock of the Company having in the aggregate more than 30% of the voting power in the general election of directors (including securities convertible by their terms into stock having such voting power) or (b) during any period of 12 consecutive calendar months, commencing on the date of this Agreement, an event or circumstance as a result of which those individuals (the "Continuing Directors") who (i) were directors of the Company on the first day of each such period or (ii) subsequently became directors of the Company and whose initial election or initial nomination for election subsequent to that date was approved by a majority of the

Continuing Directors then on the Board of Directors of the Company, cease to constitute a majority of the Board of Directors of the Company.

               Commitment shall mean as to any Lender at any date, the obligation of such Lender at such date to (a) make Revolving Credit Loans and
(b) participate in Swing Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite its name on Schedule 1.01(B) in the column labeled "Amount of Commitment," as such Schedule may be amended or supplemented from time to time in accordance with the provisions of Sections 2.01(c) and 12.11 hereof, and Commitments shall mean the aggregate Commitments of all of the Lenders, in either case as such amounts may be reduced or terminated pursuant to Section 2.04 hereof or cancelled pursuant to Section
10.02 hereof.

               Company shall mean Borders Group, Inc., a corporation organized and existing under the laws of the State of Michigan, and its permitted successors and assigns.

               Computation Date shall have the meaning assigned to that term in
Section 2.09(a).

               Consolidated Cash Flow from Operations for any period of determination shall mean the sum of Consolidated Net Income (excluding (i) extraordinary gains, but not losses and (ii) income or loss of any Person in which the Company owns less than 50% of the shares of capital stock, partnership interests or membership interests), depreciation, amortization, interest expense, Rent Expense, Lease Financing Rent Expense and income tax expense, in each case of the Company and its Subsidiaries for such period determined and consolidated in accordance with GAAP; provided, however, that there shall be excluded in calculating Consolidated Net Income any losses attributable to the use of a fair value methodology for recognition and measurement of impairment of goodwill not identified with impaired assets in accordance with Accounting Principles Board Opinion No. 17.

               Consolidated Funded Indebtedness shall mean as of any date of determination, the aggregate of the Indebtedness for borrowed money (including any Capitalized Lease Obligations and any Contingent Obligations in respect of borrowed money or Capitalized Lease Obligations of third Persons) of the Company and its Subsidiaries, all as determined and consolidated in accordance with GAAP, plus the amount of the Contingent Obligations arising under the Lease Financing Guarantee.

               Consolidated Net Income shall mean for any period the aggregate of the net income of the Company and its Subsidiaries for such period determined and consolidated in accordance with GAAP.

               Consolidated Tangible Net Worth shall mean as of any date of determination total stockholders' equity less intangible assets of the Company and its Subsidiaries as of such date determined and consolidated in accordance with GAAP.

               Consolidated Total Capital shall mean as of any date of determination the sum of (a) total stockholders' equity of the Company and its Subsidiaries as of such date determined and consolidated in accordance with GAAP, plus (b) Consolidated Funded Indebtedness.

               Contingent Obligation of any Person shall mean any obligation of such Person guaranteeing or in effect guaranteeing any liability or obligation of any other Person (other than, if the first Person is a Borrower, another Borrower) in any manner, whether directly or indirectly, including any agreement, undertaking or arrangement to indemnify or hold harmless any other Person (other than, if the first Person is a Borrower, another Borrower), any performance bond or other suretyship arrangement, any contingent agreement to purchase or provide funds for such liability or obligation, any comfort letter, any take-or-pay contract, and any other form of assurance against loss, except endorsements of negotiable or other instruments for deposit or collection in the ordinary course of business.

               Designated Lender shall mean a special purpose corporation that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business, that issues (or the parent of which issues) commercial paper rated at least "Prime- 2" (or the then equivalent grade) by Moody's Investor Service, Inc. ("Moody's") or "A-2" (or the then equivalent grade) by Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), that is organized under the laws of the United States or any state thereof, and that is not otherwise a Lender, but has been designated by a Lender to fund Bid Loans pursuant to a Designation Agreement.

               Designating Lender shall have the meaning assigned to such term in Section 3.02(c).

               Designation Agreement shall mean a designation agreement entered into by a Lender (other than a Designated Lender), a Designated Lender and the Company (on its behalf and on behalf of the Borrowers), and accepted by the Administrative Agent, in substantially the form of Exhibit 3.02(c) hereto.

               Distributions shall have the meaning assigned to such term in
Section 8.02(e).

               Dollar, Dollars, U.S. Dollars and the symbol $ shall mean lawful money of the United States of America.

               Dollar Equivalent shall mean, with respect to any amount of any currency, the Equivalent Amount of such currency expressed in Dollars.

               Domestic Joint Venture shall mean individually and Domestic Joint Ventures shall mean collectively any corporation, partnership, limited liability company, joint venture or other entity (i) organized under the laws of any state of the United States of America for the purpose of doing business primarily in the United States of America and (ii) in which the Company and its Subsidiaries own less than 50% of the capital stock, partnership interests, membership interests or other ownership interests.

               Domestic Purchase means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Company or any of its Subsidiaries (a) acquires (i) any ongoing business organized under the laws of any state of the United States of America for the purpose of doing business primarily in the United States of America or (ii) all or substantially all of the assets of any Person or division thereof which assets are located primarily in the United States of America, whether through purchase of assets, merger or otherwise, or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) all or substantially all of the securities of a corporation organized under the laws of any state of the United States of America for the purpose of doing business primarily in the United States of America, which securities have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or all or substantially all (by percentage and voting power) of the outstanding partnership interests of a partnership or membership interests of a limited liability company, in either case which partnership or limited liability company is organized under the laws of any state of the United States of America for the purpose of doing business primarily in the United States of America.

               Domestic Subsidiary shall mean individually and Domestic Subsidiaries shall mean collectively any Subsidiary of any Borrower organized under the laws of any state of the United States of America for the purpose of doing business primarily in the United States of America.

               Effective Date shall mean the effective date of the amendment and restatement of the Prior Agreement, which shall occur on October 17, 1997 or, if all the conditions specified in Sections 7.01 and 7.02 have not been satisfied or waived by such date, not later than November 30, 1997, as designated by the Company by at least three (3) Business Days' advance notice to the Administrative Agent, or such other date as the Company and the Lenders agree. The closing on the Effective Date shall take place at 10:00 A.M., Chicago time, on the Effective Date at the offices of Schiff Hardin & Waite, 7200 Sears Tower, Chicago, Illinois 60606, or at such other time and place as the parties agree.

               Environmental Complaint shall mean any written complaint (including but not limited to any complaint alleging a cause of action for personal injury or property damage or natural resource damage or equitable relief), order, notice of violation, citation, request for information issued pursuant to any Environmental Laws by an Official Body, subpoena or other written notice of any type relating to, arising out of, or issued pursuant to any of the Environmental Laws or any Environmental Conditions, as the case may be.

               Environmental Conditions shall mean any conditions of the environment, including the work place, the ocean, natural resources (including flora or fauna), soil, surface water, ground water, any actual or potential drinking water supply sources, substrata or the ambient air, relating to or arising out of, or caused by the use, handling, storage, treatment, recycling, generation, transportation, release, spilling, leaking, pumping, emptying, discharging, injecting, escaping, leaching, disposal, dumping, threatened release or other management or mismanagement of Regulated Substances.

               Environmental Laws shall mean all federal, state, local and foreign Laws and regulations, including permits, licenses, authorizations, bonds, orders, judgments, consent decrees issued, or entered into, pursuant thereto, relating to pollution or protection of human health or the environment or employee safety in the work place.

               Equivalent Amount shall mean, at any time, as determined by the Administrative Agent (which determination shall be conclusive absent manifest error), with respect to an amount of any currency (the "Reference Currency") which is to be computed as an equivalent amount of another currency (the "Equivalent Currency"): (i) if the Reference Currency and the Equivalent Currency are the same, the amount of such Reference Currency, or (ii) if the Reference Currency and the Equivalent Currency are not the same, the amount of such Equivalent Currency converted from such Reference Currency at the Administrative Agent's spot selling rate (based on the market rates then prevailing and available to the Administrative Agent) for the sale of such Equivalent Currency for such Reference Currency at a time determined by the Administrative Agent on the second Business Day immediately preceding the event for which such calculation is made.

               Equivalent Currency shall have the meaning assigned to that term in the definition of Equivalent Amount.

               ERISA shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

               ERISA Group shall mean, at any time, the Borrowers and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with the Borrowers, are treated as a single employer under Section 414 of the Internal Revenue Code.

               Euro-Rate shall mean the following:

               (A) with respect to the Dollar Loans comprising any Euro-Rate Borrowing Tranche for any Interest Period, the interest rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded upward to the nearest 1/100th of 1% per annum) (i) the rate of interest determined by the Administrative Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the average of the London interbank offered rates for Dollars quoted by British Bankers' Association ("BBA") as set forth on Dow Jones Market Service display page 3750 (or appropriate successor or, if BBA or its successor ceases to provide such quotes, a comparable replacement) at approximately 11:00 a.m. London time two (2) Business Days prior to the first day of such Interest Period for an amount comparable to such Borrowing Tranche and having a Borrowing Date and a maturity comparable to such Interest Period by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. Such Euro-Rate may also be expressed by the following formula:

                          Average of London interbank offered rates
                          on Dow Jones Market Service display page 3750 quoted
          Euro-Rate =     by BBA or appropriate successor
                          -------------------------------
                          1.00 - Euro-Rate Reserve Percentage

The Euro-Rate shall be adjusted with respect to any Euro-Rate Borrowing Tranche outstanding on the effective date of any change in the Euro- Rate Reserve Percentage as of such effective date. The Administrative Agent shall give prompt notice to the Borrowers of the Euro-Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

               (B) with respect to Optional Currency Loans comprising any Euro-Rate Borrowing Tranche for any Interest Period, the interest rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded upward to the nearest 1/100th of 1 percent per annum) (i) the rate of interest per annum ("LIBO Rate") determined by the Administrative Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the rate of interest per annum for deposits in the relevant Optional Currency quoted by BBA as set forth on the relevant Dow Jones Market Service display page (or, if no such quotation is available on such Dow Jones Market Service display page, on the appropriate Reuters Screen) at approximately 9:00 a.m., Eastern time, two (2) Business Days prior to the first day of such Interest Period for an amount comparable to such Borrowing Tranche and having a Borrowing Date and a maturity comparable to such Interest Period by
(ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. Such Euro-Rate may also be expressed by the following formula:


          Euro-Rate =               LIBO Rate
                          -------------------------------
                            1 - Euro-Rate Reserve Percentage

The Euro-Rate shall be adjusted with respect to any Euro-Rate Option outstanding on the effective date of any change in the Euro-Rate Reserve Percentage as of such effective date. The Administrative Agent shall give prompt notice to the Borrower of the Euro-Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error. The Euro-Rate for any Loans shall be based upon the Euro-Rate for the currency in which such Loans are requested.

               Euro-Rate Bid Loan shall mean any Bid Loan that bears interest under the Bid Loan Euro-Rate Option.

               Euro-Rate Bid Loan Spread shall mean the spread quoted by a Lender in its Bid to apply to such Lender's Bid Loan if such Lender's Bid is accepted. The Euro-Rate Bid Loan Spread shall be quoted as a percentage rate per annum and expressed in multiples of 1/100th of one percentage point to be either added to (if it is positive) or subtracted from (if it is negative) the Euro-Rate in effect two (2) Business Days before the Borrowing Date with respect to such Bid Loan. Interest on Euro-Rate Bid Loans shall be computed based on a year of 360 days and actual days elapsed.

               Euro-Rate Borrowing Tranche shall mean a Borrowing Tranche consisting of all Revolving Credit Loans to one Borrower to which the Euro-Rate Option applies and which have the same Interest Period.

               Euro-Rate Margin shall mean, at any time, for any Revolving Credit Loans accruing interest at the Euro-Rate Option, a percentage equal to the "Euro-Rate Margin" set forth in Schedule 1.01(A) opposite the then-current Fixed Charge Coverage Ratio.

               Euro-Rate Option shall mean the option of the Borrowers to have Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 4.01(a)(ii) or to have Bid Loans made at a Bid Loan Euro-Rate Option.

               Euro-Rate Reserve Percentage shall mean the maximum percentage (expressed as a decimal rounded upward to the nearest 1/100 of 1%) as determined by the Administrative Agent which is in effect during any relevant period, (i) as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities") of a member bank in such System; or (ii) to be maintained by a Lender as required for reserve liquidity, special deposit, or a similar purpose by any governmental or monetary authority of any country or political subdivision thereof (including any central bank), against (A) any category of liabilities that includes deposits by reference to which a Euro-Rate is to be determined, or (B) any category of extension of credit or other assets that includes Loans or Borrowing Tranches to which a Euro-Rate applies.

               Event of Default shall mean any of the Events of Default described in Section 10.01.

               Expiration Date shall mean, with respect to the Commitments, October 16, 2002, or such earlier date as of which the Commitments shall have been terminated pursuant to Section 2.04 hereof or cancelled pursuant to Section
10.02 hereof.

               Facility Fee shall mean the fee referred to in Section 2.03(b).

               Facility Fee Rate shall mean at any time a rate per annum equal to the greater of (i) the "Facility Fee Rate" set forth on Schedule 1.01(A) opposite the then-current Fixed Charge Coverage Ratio or (ii) the "Facility Fee Rate" as defined in, and as then in effect under, the Lease Credit Agreement.

               Federal Funds Effective Rate for any day shall mean the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight Federal funds transactions arranged by Federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; provided, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced.

               Fee Letters shall mean those certain letter agreements dated September, 1997, between the Company and any or all of the Agents, and all other letter agreements between the Company and any party hereto under which the parties thereto designate that such letter agreement is a fee letter for purposes of this Agreement, as the same may be supplemented or amended from time to time in accordance therewith.


               Fees shall mean the Facility Fee, and the fees payable under the Fee Letters.

               Financed Lease shall mean a lease of real property, improvements on real property or real property and improvements thereon by the Company or any of its Subsidiaries entered into pursuant to the Participation Agreement.

               Financial Projections shall have the meaning assigned to that term in Section 6.01(i)(B).

               Fiscal Quarter shall mean the 13/14 week period commencing on the day after the last day of the preceding Fiscal Quarter and ending on the Sunday preceding the last Wednesday in each of April (first), July (second), October (third) and January (fourth) of each Fiscal Year.

               Fiscal Year shall mean the 52/53 week period commencing on the day after the last day of the preceding Fiscal Year and ending on the Sunday preceding the last Wednesday in January. By way of illustration, the Company's 1996 Fiscal Year ended January 26, 1997.

               Fixed Charge Coverage Ratio shall mean the ratio of Consolidated Cash Flow from Operations to Fixed Charges.

               Fixed Charges shall mean for any period of determination the sum of interest expense, Rent Expense, Lease Financing Rent Expense and scheduled principal installments on Indebtedness (as adjusted for prepayments, and including amortization payments under Capitalized Leases), in each case of the Company and its Subsidiaries for such period determined and consolidated in accordance with GAAP.

               Fixed Rate shall mean a fixed interest rate quoted by a Lender in its Bid to apply such Lender's Bid Loan over the term of such Bid Loan if such Lender's Bid Loan is accepted.

               Fixed Rate Bid Loan shall mean a Bid Loan that bears interest under the Bid Loan Fixed Rate Option.

               Foreign Joint Venture shall mean individually and Foreign Joint Ventures shall mean collectively any corporation, partnership, limited liability company, joint venture or other entity (i) organized under the laws of any jurisdiction other than a state of the United States of America or formed primarily for the purpose of doing business outside of the United States of America and (ii) in which the Company and its Subsidiaries own less than 50% of the capital stock, partnership interests, membership interests or other ownership interests.

               Foreign Purchase means any transaction, or any series of related transactions, consummated on or after the Effective Date, by which the Company or any of its Subsidiaries (a) acquires (i) any ongoing business organized under the laws of any jurisdiction other than a state of the United States of America or formed primarily for the purpose of doing business outside the United States of America or (ii) all or substantially all of the assets of any Person or division thereof are located outside the United States of America, whether through purchase of assets, merger or otherwise, or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) all or substantially all of the securities of a corporation organized under the laws of any jurisdiction other than a state of the United States of America or formed primarily for the purpose of doing business outside the United States of America, which securities have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or all or substantially all (by percentage and voting power) of the outstanding partnership interests of a partnership or membership interests of a limited liability company, in either case which partnership or limited liability company is organized under the laws of any jurisdiction other than a state of the United States of America or formed primarily for the purpose of doing business outside the United States of America.

               Foreign Subsidiary shall mean individually and Foreign Subsidiaries shall mean collectively any Subsidiary of the Company organized under the laws of any jurisdiction other than a state of the United States of America or formed primarily for the purpose of doing business outside the United States of America.

               Fulfillment shall mean Borders Fulfillment, Inc., a corporation organized and existing under the laws of the State of Delaware, and its permitted successors and assigns.

               Funding Office shall mean, with respect to Loans denominated in Dollars, the main lending office of the Administrative Agent in Pittsburgh, Pennsylvania and, with respect to Loans denominated in Optional Currencies, such lending office, affiliate or correspondent bank of the Administrative Agent as may be designated by the Administrative Agent with respect to any Optional Currency.

               GAAP shall mean generally accepted accounting principles as are in effect in the United States of America from time to time, subject to the provisions of Section 1.03, and applied on a basis consistent with the Historical Statements both as to classification of items and amounts.

               Governmental Acts shall have the meaning assigned to that term in
Section 2.10(i).

               Guaranteed Obligations shall have the meaning assigned to that term in Section 9.01.

               Guarantors shall mean collectively and Guarantor shall mean separately the Company, Borders, Walden, Books Holding, Planet, BPI, WPI, OnLine, Outlet, Fulfillment, Library, and any new Subsidiary which executes a letter agreement pursuant to the provisions of this Agreement.

               Historical Statements shall have the meaning assigned to that term in Section 6.01(i)(i).

               Indebtedness shall mean as to any Person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement or repurchase obligations under any letter of credit, note or accounts receivable financing arrangement, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device, (iv) Capitalized Lease Obligations, (v) obligations, whether or not assumed, secured by Liens on or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (vi) any other transaction (including forward sale or purchase agreements and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than thirty (30) days past due), or (vii) any Contingent Obligation in respect of borrowed money or Capitalized Lease Obligations of another Person.

               Ineligible Security shall mean any security which may not be underwritten or dealt in by member banks of the Federal Reserve System under
Section 16 of the Banking Act of 1933 (12 U.S.C. Section 24, Seventh), as amended.

               Insolvency Proceeding shall mean, with respect to any Person, (a) a case, action or proceeding with respect to such Person (i) before any court or any other Official Body under any bankruptcy, insolvency, reorganization or other similar Law now or hereafter in effect, or (ii) for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of the Company or any of its Subsidiaries or otherwise relating to the liquidation, dissolution, winding-up or relief of such Person, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other similar arrangement in respect of such Person's creditors generally or any substantial portion of its creditors undertaken under any Law.

               Interest Payment Date shall mean each date specified for the payment of interest in Section 5.03.

               Interest Period shall mean with respect to a Euro-Rate Borrowing Tranche, a period of one, two, three or six months commencing on a Business Day selected by the Company pursuant to this Agreement. Such Interest Period shall end on (but exclude) the day which corresponds numerically to such date one, two, three or six months thereafter; provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day; provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

               Interest Rate Option shall mean any Euro-Rate Option or Base Rate Option.

               Interim Statements shall have the meaning assigned to that term in Section 6.01(i)(i).

               Internal Revenue Code shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

               Investments shall have the meaning assigned to such term in
Section 8.02(d).

               Issuing Bank shall mean PNC Bank, National Association, and its successors and assigns.

               Joint Venture shall mean any Foreign Joint Venture or Domestic Joint Venture, and Joint Ventures shall mean all Foreign Joint Ventures and Domestic Joint Ventures.

               Kmart shall mean Kmart Corporation, a corporation organized and existing under the laws of the State of Michigan.

               Kmart Agreements shall mean the Kmart Indemnity, the Kmart Intercompany Agreement, the Kmart Registration Rights Agreement and the Kmart Tax Agreement.

               Kmart Indemnity shall mean that certain Lease Guaranty, Indemnification and Reimbursement Agreement, dated May 24, 1995, entered into by the Company and/or one or more of the other Borrowers, on the one hand, and Kmart, on the other hand, as such document may be from time to time amended, supplemented, restated or otherwise modified subject to Section 8.02(r).

               Kmart Intercompany Agreement shall mean that certain Intercompany Agreement, dated May 24, 1995, entered into by the Company, on the one hand, and Kmart, on the other hand, as such document may be from time to time amended, supplemented, restated or otherwise modified subject to Section 8.02(r).

               Kmart Registration Rights Agreement shall mean that certain Registration Rights Agreement, dated May 24, 1995, entered into by the Company, on the one hand, and Kmart, on the other hand, as such document may be from time to time amended, supplemented, restated or otherwise modified subject to Section 8.02(r).

               Kmart Tax Agreement shall mean that certain Tax Allocation and Indemnification Agreement, dated May 24, 1995, entered into by the Company, on the one hand, and Kmart, on the other hand, as such document may be from time to time amended, supplemented, restated or otherwise modified subject to Section 8.02(r).

               Labor Contracts shall mean all employment agreements, employment contracts, collective bargaining agreements and other agreements between the Company or Subsidiary of the Company and its employees.

               Law shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree or award of any Official Body.

               Lease Credit Agreement shall mean the Amended and Restated Credit Agreement, dated as of November 22, 1995 and amended and restated as of the Effective Date, among Wilmington Trust Company (not in its individual capacity, except as expressly stated therein, but solely as owner trustee) as borrower, the Lenders parties thereto, PNC Bank, National Association in its capacity as Administrative Agent for such Lenders from time to time parties thereto, The First National Bank of Chicago in its capacity as Syndication Agent thereunder and Bankers Trust Company, as Real Estate Administrative Agent thereunder, as the same may be amended, modified or supplemented from time to time.

               Lease Financing Guarantee shall mean the Amended and Restated Guarantee Agreement, dated as of November 22, 1995 and amended and restated as of the Effective Date, by and among Borders, Walden, the Company, Planet, BPI, WPI, Books Holding, OnLine, Outlet, Fulfillment, and Library executed in favor of PNC Bank, National Association, as Administrative Agent for the several lenders from time to time parties to the Lease Credit Agreement, as the same may be amended, modified or supplemented from time to time.

               Lease Financing Payment shall mean any payment by the Company or any of its Subsidiaries (i) under the Lease Financing Guarantee in respect of Contingent Obligations described in Section 8.02(c)(viii) (other than in respect of Basic Rent (as defined in the Lease Credit Agreement, (ii) to purchase or otherwise acquire all or any portion of any Property subject to any Financed Lease, including, without limitation, all payments pursuant to the exercise by the Company or any of its Subsidiaries of any Purchase Option (as defined in a Financed Lease) or (iii) that constitutes a payment of the Termination Value or the Maximum Residual Guarantee Amount (as each such term is defined in the Lease Credit Agreement).

               Lease Financing Rent Expense shall mean all Basic Rent (as defined in the Lease Credit Agreement) payable by the Company and its Subsidiaries, as lessee or sublessee under a Financed Lease.

               Lenders shall mean the banks and financial institutions named on
Schedule 1.01(B) and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a Lender, and when used in reference to a Bid Loan or a related term, shall also mean any or all Designated Lender(s).

               Lending Office shall mean, with respect to each Lender, the office(s) specified for such Lender in Schedule 1.01(B) or such other office(s) as such Lender may specify in writing to the Administrative Agent.

               Letter of Credit shall have the meaning assigned to that term in
Section 2.10(a).

               Letter of Credit Borrowing shall mean an extension of credit resulting from a drawing under any Letter of Credit which shall not have been reimbursed on the date when made and shall not have been converted into a Revolving Credit Loan under Section 2.10(d).

               Letter of Credit Fee shall mean at any time a percentage fee equal to the "Euro-Rate Margin" set forth in Schedule 1.01(A) opposite the then-current Fixed Charge Coverage Ratio.

               Letter of Credit Outstandings shall mean at any time the sum of
(i) the aggregate undrawn face amount of outstanding Letters of Credit and (ii) the aggregate amount of all unpaid and outstanding reimbursement obligations of the Borrowers in respect of Letters of Credit.

               Leverage Ratio shall mean the ratio (expressed as a percentage) of Consolidated Funded Indebtedness to Consolidated Total Capital.

               Library shall mean The Library, Ltd., a corporation organized and existing under the laws of the State of Missouri, and its permitted successors and assigns.

               Lien shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security.

               Loan Documents shall mean this Agreement, all applications and agreements in respect of Letters of Credit, the Fee Letters, and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith, and Loan Document shall mean any of the Loan Documents.

               Loans shall mean collectively and Loan shall mean separately all Revolving Credit Loans, Swing Loans and Bid Loans or any Revolving Credit Loan, Swing Loan or Bid Loan.

               Material Adverse Effect shall mean (a) a material adverse effect upon the validity or enforceability of this Agreement or any other Loan Document, (b) a material adverse effect on the business, properties, assets, financial condition or results of operations of the Company and its Subsidiaries taken as a whole, (c) a material impairment of the ability of any Borrower or the Company and its Subsidiaries taken as a whole to duly and punctually pay or perform its or their Indebtedness, or (d) a material impairment of the ability of any of the Agents or any of the Lenders, to the extent permitted, to enforce its legal remedies pursuant to this Agreement or any other Loan Document.

               Multiemployer Plan shall mean any employee benefit plan that is a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA and to which the Company or any member of the ERISA Group is then making or accruing an obligation to make contributions or at any time in the past has made or had an obligation to make such contributions.

               Multiple Employer Plan shall mean a Plan which has two or more contributing sponsors (including the Company or any member of the ERISA Group) at least two of whom are not under common control, as such a plan is described in Sections 4063 and 4064 of ERISA.

               Note Put Agreements shall mean those certain Note Put Agreements dated as of November 10, 1994, by and among Kmart, Borders and National Tenant Finance Corporation, as such documents may be from time to time amended, supplemented, restated or otherwise modified subject to Section 8.02(r).

               Notices shall have the meaning assigned to that term in Section 12.06.

               Obligation shall mean any obligation or liability of any of the Borrowers to any of the Agents or any of the Lenders, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with this Agreement or any other Loan Document.

               Offered Amount shall have the meaning assigned to such term in
Section 3.02.

               Official Body shall mean any national, federal, state, local or other government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

               OnLine shall mean Borders OnLine, Inc., a corporation organized and existing under the laws of the State of Delaware, and its permitted successors and assigns.

               Optional Currency shall mean, subject to availability, any of the following currencies: Australian Dollars ("AUD"), British Pounds Sterling ("GBP"), Canadian Dollars ("CAD"), Deutsche Mark ("DEM"), French Francs ("FRF"), Italian Lira ("ITL"), Spanish Pesetas ("ESP"), Japanese Yen ("JPY"), Singapore Dollar ("SGD"), and any other currency approved pursuant to Section 2.09(d).

               Original Currency shall have the meaning assigned to such term in
Section 5.08(a).

               Outlet shall mean Borders Outlet, Inc., a corporation organized and existing under the laws of the State of Colorado, and its permitted successors and assigns.

               Overnight Rate   shall mean for any day with respect to any Loans
in an Optional Currency, the rate of interest per annum as determined by the Administrative Agent at which overnight deposits in such currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day in the offshore interbank market.

               Participation Advance shall mean, with respect to any Lender, such Lender's payment in respect of its participation in a Letter of Credit Borrowing according to its Ratable Share pursuant to Section 2.10(e).

               Participation Agreement shall mean the Amended and Restated Participation Agreement dated as of November 22, 1995 and amended and restated as of the Effective Date, among Wilmington Trust Company (not in its individual capacity, except as expressly stated therein, but solely as owner trustee), PNC Bank, National Association, as Administrative Agent for the several lenders from time to time parties to the Lease Credit Agreement, The First National Bank of Chicago in its capacity as Syndication Agent thereunder, Bankers Trust Company in its capacity as Real Estate Administrative Agent thereunder, and Sam Project Funding Corp. I, as the same may be amended, modified or supplemented from time to time.

               Partnership Interests shall have the meaning given to such term in Section 6.01(c).

               PBGC shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor.

               Permitted Investments shall mean:

                    (i) direct obligations of the United States of America or any agency or instrumentality thereof or obligations backed by the full faith and credit of the United States of America maturing in twelve (12) months or less from the date of acquisition;

                    (ii) commercial paper maturing in 180 days or less rated not lower than A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc. on the date of acquisition;

                    (iii) demand deposits, time deposits or certificates of deposit maturing within one year in any Lender or any commercial bank whose commercial paper (or that of its parent corporation) is rated not lower than A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc. on the date of acquisition;

                    (iv) adjustable rate preferred stock with an express (or implied) rating not lower than A by Standard & Poor's Corporation or A by Moody's Investors Service, Inc. on the date of acquisition; and

                    (v) investments in any investment company registered under the Investment Company Act of 1940, as amended (or any series thereof) (A) that prices its shares in accordance with Rule 2a-7 under such Act, (B) which holds at least ninety percent (90%) of its assets in the investments itemized in (i) through (iv) above, and (C) which has net asset value exceeding $100,000,000 on the date of acquisition.

               Permitted Joint Venture Activity shall mean (i) any Investment by the Company or any Unrestricted Subsidiary which is a Domestic Subsidiary in any Joint Venture or any Contingent Obligations of the Company or any Unrestricted Subsidiary which is a Domestic Subsidiary in respect of any Indebtedness of any Joint Venture, provided that the aggregate amount of all such Investments and Contingent Obligations does not at any time exceed 15% of Consolidated Tangible Net Worth, determined as of the last day of the Fiscal Quarter most recently ended, and (ii) any Contingent Obligations of the Company or any Unrestricted Subsidiary which is a Domestic Subsidiary, or Indebtedness of the Company or any Unrestricted Subsidiary which is a Domestic Subsidiary constituting reimbursement obligations under letters of credit, relating to leases executed, as lessee, by a Joint Venture, provided, that the portion of such Contingent Obligations and Indebtedness which constitute current liabilities determined and consolidated in accordance with GAAP is limited to lease payments (whether such amounts are fixed or percentage rent, fees, costs, accelerated payment requirements or otherwise) not in excess of an aggregate of $15,000,000 in any Fiscal Year with respect to all Joint Ventures.


               Permitted Lease Contingent Obligations shall mean all guarantees, sureties or other forms of secondary liability in respect of real property leases which have been assigned (which term shall also include new leases entered into between the landlord and a third Person in respect of real property being vacated by any of the Borrowers) by any of the Borrowers or any Subsidiary of any of the Borrowers to any Person (other than any of the Borrowers or any such Subsidiary), the terms of which assignment, or the landlord's consent therefor, or of any such guarantee, surety or other agreement or instrument, require any of the Borrowers or such Subsidiary to remain liable for rent and other performance in respect of the assigned lease.

               Permitted Liens shall mean:

                    (i) Liens for taxes, assessments, or similar charges, incurred in the ordinary course of business and which are not yet due and payable;

                    (ii) pledges or deposits made in the ordinary course of business to secure payment of worker's compensation, or to participate in any fund in connection with worker's compensation, unemployment insurance, old-age pensions or other social security programs;

                    (iii) Liens of mechanics, materialmen, warehousemen, carriers, or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default;

                    (iv) pledges or deposits made in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of Indebtedness) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business;

                    (v) encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real Property, none of which materially impairs the use of such Property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use;

                    (vi) Liens on Property leased by the Company or any Subsidiary of the Company under Capital Leases permitted under this Agreement securing obligations of the Company or any such Subsidiary to the lessor under such Capital Leases;

                    (vii) any Lien existing on the date of this Agreement and described on Schedule 1.01(C); provided that the principal amount secured thereby is not hereafter increased and no additional assets become subject to such Lien;

                    (viii)   Purchase Money Security Interests;

                    (ix) the following, (A) if the validity or amount thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed or (B) if a final judgment is entered and such judgment is discharged within thirty (30) days of entry, and in either case individually or in the aggregate, they could not reasonably be expected to have a Material Adverse Effect;

               (1) Liens for taxes, assessments or similar charges due and payable and subject to interest or penalty, provided that the Borrower maintains such reserves or other appropriate provisions as shall be required by GAAP and pays all such taxes, assessments or charges forthwith upon the commencement of proceedings to foreclose any such Lien;

               (2) Liens upon, and defects of title to, Property, including any attachment of Property or other legal process prior to adjudication of a dispute on the merits; or

               (3) Liens of mechanics, materialmen, warehousemen, carriers, or other statutory nonconsensual Liens;

                    (x) Liens on assets of the Borrowers securing indebtedness of the Company and its Subsidiaries incurred to refinance the Contingent Obligations arising under the Lease Financing Guarantee as permitted by Section 8.02 (c)(vii); provided, however that such Liens may only attach to the property previously subject to the Financed Lease being refinanced; and

                    (xi) Liens on assets of the Company and its Subsidiaries not otherwise permitted by clauses (i) through (x) above, so long as any Indebtedness secured thereby is permitted under the terms of Section 8.02(a), and the aggregate fair market value of all property secured by such Liens does not at any time exceed 5% of Consolidated Tangible Net Worth (determined as of the last day of the Fiscal Quarter most recently ended).

               Permitted Restricted Subsidiary Activity shall mean (i) any Investment by the Company or any Unrestricted Subsidiary which is a Domestic Subsidiary in any Restricted Subsidiary or any Contingent Obligations of the Company or any Unrestricted Subsidiary which is a Domestic Subsidiary in respect of any Indebtedness of any Restricted Subsidiary, provided that (a) the aggregate amount of all such Investments and Contingent Obligations does not at any time exceed 20% of Consolidated Tangible Net Worth, determined as of the last day of the Fiscal Quarter most recently ended, and (b) the aggregate amount of all such Investments and Contingent Obligations made by the Company or any Unrestricted Subsidiary which is a Domestic Subsidiary with respect to any Restricted Subsidiary which is a Foreign Subsidiary does not exceed 15% of Consolidated Tangible Net Worth, determined as of the last day of the Fiscal Quarter most recently ended, and (ii) any Contingent Obligations of the Company or any Unrestricted Subsidiary which is a Domestic Subsidiary, or Indebtedness of the Company or any Unrestricted Subsidiary which is a Domestic Subsidiary constituting reimbursement obligations under letters of credit, relating to leases executed, as lessee, by a Restricted Subsidiary, provided, that, the portion of such Contingent Obligations and Indebtedness which constitute current liabilities determined and consolidated in accordance with GAAP is limited to lease payments (whether such amounts are fixed or percentage rent, fees, costs, accelerated payment requirements or otherwise) not in excess of an aggregate of $15,000,000 in any Fiscal Year with respect to all Restricted Subsidiaries.

               Permitted Sutro Refinancing Indebtedness shall mean Indebtedness of the Company or any other Borrower which is incurred solely to pay obligations of Borders under Section 2.2 of any of the Note Put Agreements.

               Person shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, joint venture, government or political subdivision or agency thereof, or any other entity.

               Plan shall mean at any time an employee pension benefit plan (including a Multiple Employer Plan but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained by any member of the ERISA Group for employees or former employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained by any entity which was at such time a member of the ERISA Group for employees or former employees of any entity which was at such time a member of the ERISA Group.

               Planet shall mean Planet Music, Inc., a corporation organized and existing under the laws of the State of North Carolina, and its permitted successors and assigns.

               Potential Default shall mean any event or condition which with notice, passage of time or a determination by the Administrative Agent or the Required Lenders, or any combination of the foregoing, would constitute an Event of Default.

               Principal Office shall mean the main lending office of the Administrative Agent in Pittsburgh, Pennsylvania.

               Prior Agreement shall have the meaning assigned to that term in the preamble to this Agreement.

               Prior Lenders shall mean the lenders which are party to the Prior Agreement.

               Prior Revolving Credit Loans shall have the meaning assigned to that term in Section 2.01(b).

               Prohibited Transaction shall mean any prohibited transaction as defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA for which neither an individual nor a class exemption has been issued by the United States Department of Labor.

               Property shall mean any and all property, whether real, personal, tangible, intangible or mixed, both owned and leased pursuant to Capital Leases, of any Person.

               Purchase means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Company or any of its Subsidiaries (a) acquires any ongoing business or all or substantially all of the assets of any Person or division thereof, whether through purchase of assets, merger or otherwise, or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) all or substantially all of the securities of a corporation, which securities have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or all or substantially all (by percentage and voting power) of the outstanding partnership interests of a partnership or membership interests of a limited liability company.

               Purchase Money Security Interest shall mean Liens upon tangible personal Property securing loans to any Borrower or Subsidiary of a Borrower or deferred payments by such Borrower or Subsidiary for the purchase of such tangible personal Property.

               Ratable Share shall mean the proportion that a Lender's Commitment bears to the Commitments of all of the Lenders.

               Real Estate Administrative Agent shall mean Bankers Trust Company, and its successors and assigns.

               Reference Currency shall have the meaning assigned to that term in the definition of Equivalent Amount.

               Register shall have the meaning assigned to that term in Section 12.11.

               Regulated Substances shall mean any substance, including any solid, liquid, semisolid, gaseous, thermal, thoriated or radioactive material, refuse, garbage, wastes, chemicals, petroleum products, by-products, coproducts, impurities, dust, scrap, heavy metals, any substance defined as a "hazardous substance," "pollutant," "pollution," "contaminant," "hazardous or toxic substance," "extremely hazardous substance," "toxic chemical," "toxic waste," "hazardous waste," "industrial waste," "residual waste," "solid waste," "municipal waste," "mixed waste," "infectious waste," "chemotherapeutic waste," "medical waste," "regulated substance" or any related materials, substances or wastes as now or hereafter defined pursuant to any Environmental Laws, the generation, manufacture, extraction, processing, distribution, treatment, storage, disposal, transport, recycling, reclamation, use, reuse, spilling, leaking, dumping, injection, pumping, leaching, emptying, discharge, escape, release or other management or mismanagement of which is regulated by the Environmental Laws.

               Regulation U shall mean Regulation U, T, G or X as promulgated by the Board of Governors of the Federal Reserve System, as amended from time to time.

               Rent Expense shall mean all fixed rents payable by the Company and its Subsidiaries, as lessee or sublessee under a lease of Property (other than rents payable under Financed Leases), but shall be exclusive of any amounts required to be paid by the Company and its Subsidiaries (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes, assessments, utilities, operating and labor costs, and similar charges. Fixed rents under any so-called "percentage leases" shall be computed based on the actual amount of rent paid, and not on the basis of the minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues. The term Rent Expense shall exclude any payments made in respect of any Capitalized Lease.

               Reportable Event shall mean a reportable event described in
Section 4043 of ERISA and regulations thereunder with respect to a Plan or Multiemployer Plan.

               Repurchase Amount shall mean (a) $100,000,000 plus (b) the aggregate amount paid to the Company (whether in cash or in shares of the Company's stock), from time to time and at any time since the Effective Date, by officers, employees or directors of the Company or any of its Subsidiaries in connection with the exercise of options to purchase shares of the Company's stock, plus (c) the realized tax benefit (as calculated by the Company in a manner satisfactory to the Administrative Agent), for tax periods after the Effective Date resulting from the exercise of such options or resulting from the lapse of restrictions on (and vesting of rights in) certain shares of the Company's stock subject to the Management Stock Purchase Plan from time to time and at any time since May 1, 1995. For purposes of calculating the Repurchase Amount, to the extent shares of the Company's stock are delivered to the Company in payment of the exercise price of options, or in payment of taxes associated with the exercise of options or the vesting of restricted shares, such delivered shares are deemed to be repurchased by the Company at fair market value (as defined in the Company's stock option plan) on the date of delivery to the Company. Such delivered share repurchases will serve to reduce the available Repurchase Amount.

               Requested Amount shall have the meaning assigned to such term in
Section 3.01.

               Required Lenders shall mean (i) Lenders whose Commitments aggregate at least 51% of the Commitments of all of the Lenders, or (ii) if the Commitments shall have been terminated, Lenders whose outstanding Loans aggregate at least 51% of the total principal amount of the outstanding Loans hereunder. For purposes of this definition, in addition to outstanding Loans, each Lender shall be deemed to have outstanding Loans in an amount equal to its Ratable Share of any Letter of Credit Outstandings and, as provided in Section 10.02(c), after the occurrence and during the continuation of an Event of Default, and after termination of the Commitments, each Lender shall have voting rights hereunder in the proportion the outstanding balance of all of its Loans (including Bid Loans) and Letters of Credit Outstanding hereunder bears to the total outstanding amount of all Loans (including Bid Loans) and Letters of Credit Outstanding hereunder.

               Restricted Subsidiary shall mean individually and Restricted Subsidiaries shall mean collectively any Subsidiary of the Company (other than Unrestricted Subsidiaries).

               Revolving Credit Loan Request shall mean a request for Revolving Credit Loans made in accordance with Section 2.05(a).

               Revolving Credit Loans shall mean collectively and Revolving Credit Loan shall mean separately all Revolving Credit Loans or any Revolving Credit Loan made by the Lenders or one of the Lenders to the Borrowers pursuant to Section 2.01 or 2.10(d). A Bid Loan is not a Revolving Credit Loan, except that it will be treated as a Revolving Credit Loan following a termination of the Commitments hereunder pursuant to Section 10.02(a) or 10.02(b).

               Revolving Facility Usage shall mean at any time the sum of the Dollar Equivalent amount of the Revolving Credit Loans outstanding and the Dollar Equivalent amount of the Letter of Credit Outstandings.

               Section 20 Subsidiary shall mean the Subsidiary of the bank holding company controlling any Lender, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

               Shares shall have the meaning assigned to that term in Section 6.01(b).

               Solvent shall mean, with respect to any Person on a particular date, that on such date (i) the fair value of the Property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

               Sterling Swing Loans shall have the meaning assigned to that term in Section 2.01(d)(ii).

               Subsequent Effective Date shall mean the date on which (i) Books Etc. becomes an Unrestricted Subsidiary, (ii) the Administrative Agent has received all deliveries from Books Etc. required by Section 7.03 in a form reasonably satisfactory to the Administrative Agent and its counsel and (iii) all of the conditions in Section 7.03 have been satisfied.

               Subsidiary of any Person at any time shall mean (i) any corporation or trust of which 50% or more (by number of shares or number of votes) of the outstanding capital stock or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person's Subsidiaries, or any partnership of which such Person is a general partner or of which 50% or more of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries, or any limited liability company of which 50% or more of the membership interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries or (ii) any corporation, trust, partnership, limited liability company or other entity which is controlled or capable of being controlled by such Person or one or more of such Person's Subsidiaries.

               Subsidiary Shares shall have the meaning assigned to that term in
Section 6.01(c).

               Swing Lenders shall mean PNC Bank, National Association and The First National Bank of Chicago, in their capacity as Lenders of Swing Loans, and their permitted successors and assigns.

               Swing Loan Facility shall mean a discretionary line of credit, available in Dollars, offered to the Borrowers by the Swing Lenders in equal shares in an aggregate principal amount not to exceed $25,000,000; provided, however, that for the first ten (10) Business Days after the Effective Date, Sterling Swing Loans (made in British Pounds Sterling) may be offered to Books Holding by the Swing Lenders in such shares as may be determined by the Swing Lenders in an aggregate principal Dollar Equivalent Amount not to exceed $75,000,000.

               Swing Loan Request shall mean a request for Swing Loans made in accordance with Section 2.05(b) hereof.

               Swing Loans shall mean collectively and Swing Loan shall mean separately all Swing Loans or any Swing Loan (including any Sterling Swing Loans) made by the Swing Lenders to the Borrowers pursuant to Section 2.01(d) hereof.

               Syndication Agent shall mean The First National Bank of Chicago, and its successors and assigns.

               Total Facility Usage shall mean at any time the sum of Revolving Facility Usage, the Swing Loans outstanding and the Bid Loans outstanding.

               Unrestricted Subsidiary shall mean individually and Unrestricted Subsidiaries shall mean collectively any Subsidiary of the Company (i) of which 80% or more of the outstanding shares of capital stock, partnership interests or membership interests are owned by the Company (whether directly or through one or more Subsidiaries of the Company) and (ii) that has executed and delivered this Agreement as a Guarantor or has executed and delivered a letter agreement in form and substance satisfactory to the Administrative Agent under which such Subsidiary agrees to be bound by the provisions of Article IX hereof, together with such legal opinions and other documents and instruments as the Administrative Agent may request.

               Walden shall mean Walden Book Company, Inc., a corporation organized and existing under the laws of the State of Colorado, and its permitted successors and assigns.

               Wholly-owned Subsidiary shall mean individually and Wholly-owned Subsidiaries shall mean collectively any Subsidiary of the Company of which all of the outstanding shares of capital stock or other equity interests are owned by the Company (whether directly or through one or more Wholly-owned Subsidiaries of the Company).

                    WPI shall mean Waldenbooks Properties, Inc., a corporation organized and existing under the laws of the State of Delaware, and its permitted successors and assigns.

               1.02 Construction. Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents:

               (a) references to the plural include the singular, the plural, the part and the whole; "or" has the inclusive meaning represented by the phrase "and/or," and "including" has the meaning represented by the phrase "including without limitation";

               (b) references to "determination" of or by the Administrative Agent or the Lenders shall be deemed to include good faith estimates by the Administrative Agent or the Lenders (in the case of quantitative determinations) and good faith beliefs by the Administrative Agent or the Lenders (in the case of qualitative determinations) and such determination shall be conclusive absent manifest error;


               (c) the words "hereof," "herein," "hereunder," "hereto" and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole and not to any particular provision of this Agreement or such other Loan Document;

               (d) the section and other headings contained in this Agreement or such other Loan Document and the Table of Contents (if any) preceding this Agreement or such other Loan Document are for reference purposes only and shall not control or affect the construction of this Agreement or such other Loan Document or the interpretation thereof in any respect;

               (e) article, section, subsection, clause, schedule and exhibit references are to this Agreement or other Loan Document, as the case may be, unless otherwise specified;

               (f) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement or other Loan Document, as the case may be, and reference to a Person in a particular capacity excludes such Person in any other capacity;

               (g) reference to any agreement (including this Agreement and any other Loan Document together with the schedules and exhibits hereto or thereto), document or instrument means such agreement, document or instrument as amended, modified, replaced, substituted for, superseded or restated;

                    (h) relative to the determination of any period of time, "from" means "from and including," "to" means "to but excluding" and "through" means "through and including"; and

                    (i) references to "shall" and "will" are intended to have the same meaning.

               1.03 Accounting Principles. Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP; provided, however, that if any change in GAAP or the application thereof occurs hereafter, or if the Company adopts a change to its accounting principles or methods with the agreement of its independent certified public accountants, and such change results in a change in the calculation of any financial covenant or restriction set forth herein, then the parties hereto agree to enter into and diligently pursue negotiations in order to amend such financial covenant or restriction so as to equitably reflect such change, with the desired result that the criteria for evaluating the financial condition and results of operations of the Company and its Subsidiaries shall be the same after such change as if such change had not been made. Pending the resolution of any such negotiations, the Borrowers agree to provide to each of the Lenders such unaudited financial information and pro forma statements using the accounting methods and principles used in the preparation of the audited financial statements for the fiscal year ended January 26, 1997, as are necessary to enable the Lenders to test the financial covenants contained herein.


                                   ARTICLE II
                   REVOLVING CREDIT AND SWING LOAN FACILITIES

               2.01      (a)           Commitments.  Subject to the terms and
conditions hereof and relying upon the representations and warranties herein set forth, each Lender severally agrees to make Revolving Credit Loans in either Dollars or one or more Optional Currencies to the Borrowers at any time or from time to time on or after the Effective Date to, but not including, the Expiration Date in an aggregate Dollar Equivalent principal amount not to exceed at any one time such Lender's Commitment minus (i) such Lender's Ratable Share of the Dollar Equivalent amount of the Letter of Credit Outstandings and (ii) in the case of each Swing Lender, such Swing Lender's Swing Loans outstanding; provided, however, that in no event shall Revolving Credit Loans (or Sterling Swing Loans) be made to Books Holding prior to the funding of the Purchase of Books Etc. and its Subsidiaries (including Books Etc. Properties Limited), and thereafter in no event shall the Dollar Equivalent amount of all Revolving Credit Loans and Sterling Swing Loans made to Books Holding exceed the purchase price payable in cash for Books Etc. and its Subsidiaries (including Books Etc. Properties Limited, and including escrowed and deferred purchase price payments and debt of Books Etc. and its Subsidiaries refinanced in conjunction with or after such Purchase) plus from time to time after the funding of the Purchase of Books Etc. and its Subsidiaries (including Books Etc. Properties Limited), an amount equal to the interest payable on the amounts borrowed by Books

Holding; provided, further, that after the Subsequent Effective Date in no event shall the Dollar Equivalent amount of all Revolving Credit Loans made to Books Etc. exceed 5% of Consolidated Tangible Net Worth (determined as of the last day of the Fiscal Quarter most recently ended). After giving effect to any such Revolving Credit Loans and any other Loans made on or before the Borrowing Date of such Revolving Credit Loans, the aggregate amount of the Total Facility Usage shall not exceed the aggregate amount of the Commitments. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrowers may borrow, repay and reborrow pursuant to this
Section 2.01.

                    (b)           Prior Revolving Credit Loans. Schedule 2.01
(b) lists the Revolving Credit Loans outstanding for each Lender under the Prior Agreement prior to the Effective Date (the "Prior Revolving Credit Loans") and the Revolving Credit Loans to be outstanding for each Lender hereunder as of the Effective Date. On the Effective Date, any such Prior Revolving Credit Loans which are held by a Prior Lender which will continue to be a Lender on and after the Effective Date shall be deemed to continue as Revolving Credit Loans made hereunder. Any Prior Lender which has determined not to continue to be a Lender after the Effective Date will be repaid its Revolving Credit Loans in full and the Borrower will pay such Prior Lender up to but not including the Effective Date the amount of all interest, Fees and additional costs described in Section 5.06(b) owing to any such Prior Lender. Any Lender hereunder which was not a Prior Lender or any Prior Lender that has increased its Commitment as of the Effective Date shall purchase from Prior Lenders or other Lenders hereunder or shall otherwise fund Revolving Credit Loans in an amount such that, after the Effective Date, the amount of outstanding Revolving Credit Loans from each Lender shall equal such Lender's respective Ratable Share, as modified to give effect to the Effective Date, of outstanding Revolving Credit Loans. To the extent that any Prior Revolving Credit Loans bear interest at the Euro-Rate Option, the Borrowers shall pay any additional costs described in Section 5.06(b) incurred by any Lender, and the Borrowers shall pay any similar additional costs incurred by any Lender which becomes or continues to be a Lender on and after the Effective Date and assumes or funds a portion of any Revolving Credit Loan for the remainder of an Interest Period which is outstanding on the Effective Date.

                    (c)           Increase in Commitments.   Following the
Effective Date at any time the Syndication Agent (in consultation with the other Agents and the Company) shall have the right to solicit additional financial institutions to become Lenders for purposes of this Agreement, or to encourage any Lender to increase its Commitment, provided that (i) each financial institution that becomes a Lender shall agree to become party to, and shall assume and agree to be bound by, this Agreement, subject to all terms and conditions hereof; (ii) neither the Administrative Agent nor the Real Estate Administrative Agent shall have any obligation to the Borrowers or to any Lender to solicit additional financial institutions or any increase in the Commitment of any Lender pursuant to this Section 2.01(c); (iii) no Lender shall have an obligation to the Borrowers, the Agents or any other Lender to increase its Commitment or its Ratable Share; and (iv) in no event shall the addition of any Lender or Lenders or the increase in the Commitment of any Lender increase the Commitments to an amount greater than $500,000,000. Upon the addition of any Lender, or the increase in the Commitment of any Lender, Schedule 1.01(B) shall be amended by the Administrative Agent and the Borrowers to reflect such addition or such increase, and the Administrative Agent shall deliver to the Lenders and the Company a copy of revised Schedule

1.01(B).  If, at any time that the Commitments are increased pursuant to this
Section 2.01(c), there are Revolving Credit Loans then outstanding or Letters of Credit Outstanding, each new Lender, and each existing Lender that has increased its Commitment, shall purchase Revolving Credit Loans and Letters of Credit Outstandings from each other Lender in an amount such that, after such purchase or purchases, the amount of outstanding Revolving Credit Loans and Letters of Credit Outstandings from each Lender shall equal such Lender's respective Ratable Share, as modified to give effect to such increase, multiplied by the aggregate amount of Revolving Credit Loans outstanding and Letters of Credit Outstandings from all Lenders. To the extent that any outstanding Revolving Credit Loans bear interest at the Euro-Rate Option, the Borrowers shall pay any additional costs described in Section 5.06(b) incurred by any Lender.

                    (d) Swing Loan Facility. (i) Subject to the terms and conditions hereof (including fulfillment of those conditions set forth in Article VII, as applicable) and relying upon the representations and warranties herein set forth, and in order to facilitate loans and repayments, each of the Swing Lenders may, at its option, cancelable at any time for any reason whatsoever, make Swing Loans to the Borrowers at any time or from time to time after the Effective Date to, but not including, the Expiration Date, in an aggregate principal amount not to exceed $12,500,000, subject to reduction as provided herein, to be made in accordance with the following provisions, and provided, that, except with respect to Sterling Swing Loans, no Swing Lender's Swing Loans outstanding hereunder shall exceed its Commitment minus (i) the Dollar Equivalent amount of its Ratable Share of the Letter of Credit Outstandings and (ii) the Dollar Equivalent amount of its outstanding Revolving Credit Loans. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrowers may borrow, repay and reborrow pursuant to this Section 2.01(d).

                    (ii) Subject to the terms and conditions hereof (including fulfillment of those conditions set forth in Article VII, as applicable) and relying upon the representations and warranties herein set forth, and in order to facilitate loans and repayments, each of the Swing Lenders may, at its option, cancellable at any time for any reason whatsoever, make Swing Loans to Books Holding at any time or from time to time after the Effective Date to, but not including, the tenth Business Day following the Effective Date, in British Pounds Sterling (the "Sterling Swing Loans") in an aggregate principal Dollar Equivalent amount not to exceed $75,000,000, subject to reduction as provided herein, to be made in accordance with the following provisions. For the period during which Sterling Swing Loans are outstanding, PNC Bank, National Association's Swing Loans outstanding may exceed its Commitment minus (i) the Dollar Equivalent amount of its Ratable Share of the Letter of Credit Outstandings and (ii) the Dollar Equivalent amount of its outstanding Revolving Credit Loans. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrowers may borrow, repay and reborrow pursuant to this Section 2.01(d)(ii).

               2.02 Nature of Lenders' Obligations with Respect to Revolving Credit Loans. Each Lender shall be obligated to participate in each request for Revolving Credit Loans in accordance with its Ratable Share. The aggregate Dollar Equivalent amount of each Lender's Revolving Credit Loans outstanding hereunder to the Borrowers at any time shall never exceed its Commitment, minus its Ratable Share of the Dollar Equivalent amount of Letters of Credit

Outstanding, minus for any Swing Lender its Swing Loans outstanding, subject to
Section 5.05(a). The obligations of each Lender hereunder are several. The failure of any Lender to perform its obligations hereunder shall not affect the Obligations of the Borrowers to any other party nor shall any other party be liable for the failure of such Lender to perform its obligations hereunder.
The Lenders shall have no obligation to make Revolving Credit Loans hereunder on or after the Expiration Date.

               2.03      Fees.

                    (a) Revolving Credit Facility Fee. The Borrowers agree to pay to the Administrative Agent in Dollars for the account of each Lender, as consideration for such Lender's Commitment, a nonrefundable facility fee calculated on a daily basis by multiplying the Facility Fee Rate by such Lender's Commitment (whether used or unused). All Facility Fees shall be payable in arrears on the last Business Day of each March, June, September and December after the Effective Date and on the Expiration Date or upon acceleration of the Obligations. The Facility Fee Rate shall be subject to adjustment quarterly to the highest percentage, based on the Fixed Charge Coverage Ratio, as set forth on Schedule 1.01(A) or on Schedule I to the Lease Credit Agreement. Each adjustment in the Facility Fee Rate shall be effective on the second Business Day next following delivery to the Administrative Agent of the financial statements or certificate required to be delivered by the Company pursuant to Section 8.03(a) showing the basis for such adjustment. In the event that such financial statements or certificate shall not have been delivered to the Administrative Agent on the date required for such delivery pursuant to Section 8.03(a), then on the second Business Day following such date, the Facility Fee Rate shall be increased to the highest Facility Fee Rate set forth on Schedule 1.01(A) or Schedule I to the Lease Credit Agreement, provided that after delivery of such financial statements or certificate (effective two Business Days following delivery) the Facility Fee Rate shall be adjusted to the Facility Fee Rate that would have been effective had such financial statements or certificate been timely delivered.

                    (b) Calculation of Fees. All Fees shall be calculated on the basis of a year of 360 days and the actual number of days elapsed.

               2.04 Reduction of Commitment. The Company shall have the right at any time and from time to time upon five (5) Business Days' prior written notice to the Administrative Agent to permanently reduce, in whole multiples of $5,000,000 of principal, or to terminate (provided no Letters of Credit are outstanding) the Commitments without penalty or premium, except as set forth in Section 5.06(b)(i), provided that any such reduction or termination shall be accompanied by (a) the payment in full of any Fees then accrued on the amount of such reduction or termination, (b) prepayment of the Revolving Credit Loans, Swing Loans and/or Bid Loans, together with the full amount of interest and Fees accrued on the principal sum to be prepaid (and all amounts referred to in Section 5.06 hereof), to the extent that the Total Facility Usage exceeds the Commitments as so reduced or terminated. The Borrowers may not reduce the Commitments below the amount of any Letter of Credit Outstandings. If at any time the Commitments are reduced to an amount which is less than the Swing Loan Facility then in effect, the Swing Loan Facility shall automatically, without notice of any kind, be reduced to the amount of the Commitments then in effect.

               2.05      (a)           Revolving Credit Loan Requests. Except as
otherwise provided herein, the Company may from time to time prior to the Expiration Date request the Lenders to make Revolving Credit Loans, or to renew or convert the Interest Rate Option applicable to existing Revolving Credit Loans, by delivering to the Administrative Agent, not later than 10:00 A.M. Eastern time (i) three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans in Dollars to which the Euro-Rate Option applies or the date of conversion to or the renewal of the Euro-Rate Option for any such Loans, (ii) four (4) Business Days prior to the proposed Borrowing Date with respect to making of Revolving Credit Loans in an Optional Currency or the date of conversion to or renewal of the Euro-Rate Option for Revolving Credit Loans in an Optional Currency; and (iii) one (1) Business Day prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans to which the Base Rate Option applies of a duly completed request therefor substantially in the form of Exhibit 2.05(a) or a request by telephone immediately confirmed in writing by letter, facsimile or telex in such form (each, a "Revolving Credit Loan Request"), it being understood that the Administrative Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Revolving Credit Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date; (ii) the currency in which such Revolving Credit Loans shall be funded; (iii) the aggregate amount of the proposed Revolving Credit Loans (expressed in the currency in which such Revolving Credit Loans shall be funded and also as a Dollar Equivalent if such Revolving Credit Loans shall be funded in an Optional Currency) comprising each Borrowing Tranche, (A) the amount of which for each Euro-Rate Borrowing Tranche
(I) in the case of Revolving Credit Loans denominated in Dollars, shall be in integral multiples of $1,000,000 and not less than $15,000,000, and (II) in the case of Revolving Credit Loans denominated in Optional Currencies, shall be in an amount of such Optional Currency reasonably comparable to the minimum amount specified for Revolving Credit Loans denominated in Dollars in the foregoing clause (I) as shall be advised by the Administrative Agent in light of the prevailing market conditions and conventions at the time of such Borrowing and
(B) for each Base Rate Borrowing Tranche, shall not be less than the lesser of $2,000,000 (and in integral multiples of $1,000,000 in excess thereof) or the maximum amount available for borrowing; (iv) the Borrower which is to receive the proceeds of the Revolving Credit Loans; (v) whether the Euro-Rate Option or Base Rate Option shall apply to the proposed Revolving Credit Loans comprising the Borrowing Tranche; and (vi) in the case of a Euro-Rate Borrowing Tranche, an appropriate Interest Period for the proposed Revolving Credit Loans comprising such Borrowing Tranche.

                    (b) Swing Loan Requests. Except as otherwise provided herein, the Company may from time to time prior to the Expiration Date request the Swing Lenders to make Swing Loans by delivery to the Administrative Agent not later than 11:00 A.M. Eastern time on the proposed Borrowing Date of a duly completed request therefor substantially in the form of Exhibit 2.05(b) hereto or a request by telephone immediately confirmed in writing by letter, facsimile or telex (each, a "Swing Loan Request"), it being understood that the Administrative Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Swing Loan Request shall be irrevocable and shall specify the proposed Borrowing Date, the aggregate amount of the proposed Swing Loans and the Borrower which is to receive the proceeds of such Swing Loans. The aggregate amount of Swing Loans requested shall not be less than $1,000,000 and shall be in integral multiples of $500,000.

               2.06      (a)           Making Revolving Credit Loans.  The
Administrative Agent shall, promptly after receipt by it of a Revolving Credit Loan Request pursuant to Section 2.05(a), notify the Lenders of its receipt of such Revolving Credit Loan Request specifying: (i) the proposed Borrowing Date and the time and method of disbursement of such Revolving Credit Loans; (ii) the aggregate amount, type and currency of such Revolving Credit Loans and the applicable Interest Period (if any); (iii) if the Revolving Credit Loan will be denominated in an Optional Currency, the designated Funding Office for such Revolving Credit Loans, (iv) the apportionment among the Lenders of the Revolving Credit Loans as determined by the Administrative Agent in accordance with each Lender's Ratable Share and (iv) the Borrower which is to receive the proceeds of the Revolving Credit Loans. Each Lender shall remit the principal amount of each Revolving Credit Loan to be made by it to the Administrative Agent at the designated Funding Office such that the Administrative Agent is able to, and the Administrative Agent shall, to the extent the Lenders have made funds available to it for such purpose, fund such Revolving Credit Loans to the designated Borrower in immediately available funds at the designated Funding Office prior to 2:00 P.M. local time on the Borrowing Date, provided that if any Lender fails to remit such funds to the Administrative Agent in a timely manner the Administrative Agent may elect in its sole discretion to fund with its own funds the Revolving Credit Loan of such Lender on the Borrowing Date and such Lender shall be subject to the repayment obligation in Section 11.14.

                    (b) Making Swing Loans. So long as the Swing Lenders elect to make Swing Loans, the Administrative Agent shall, promptly after receipt by it of a Swing Loan Request pursuant to Section 2.05(b), notify the Swing Lenders of its receipt of such Swing Loan Request specifying: (i) the proposed Borrowing Date and the time and method of disbursement of such Swing Loans; (ii) the aggregate amount of such Swing Loans; (iii) the apportionment among the Swing Lenders of the Swing Loans as determined by the Administrative Agent and (iv) the Borrower which is to receive the proceeds of the Swing Loans. Each Swing Lender shall remit its Swing Loan to the Administrative Agent such that the Administrative Agent is able to, and the Administrative Agent shall, to the extent the Swing Lenders have made funds available to it for such purpose, fund such Swing Loans to the designated Borrower in Dollars and immediately available funds at the Principal Office prior to 2:00 P.M. Eastern time on the Borrowing Date, provided that pursuant to Section 2.01(d)(ii), the Sterling Swing Loans shall be made available to Books Holdling in British Pounds Sterling at the Funding Office of the Administrative Agent prior to 5:00 P.M. London time on the Borrowing Date.

                    2.07      (a)           Borrowings to Repay Swing Loans. The
Swing Lenders may at their option, exercisable at any time, demand repayment of the Swing Loans and each Lender shall make a Revolving Credit Loan in an amount equal to such Lender's Ratable Share of the aggregate principal amount of the outstanding Swing Loans, plus, if the Swing Lenders so request, accrued interest thereon, provided that no Lender shall be obligated in any event to make Revolving Credit Loans in excess of its Commitment minus its Ratable Share of the Dollar Equivalent amount of the Letter of Credit Outstandings. In the event any Swing Loans shall be repaid with Revolving Credit Loans, such Revolving Credit Loans shall bear interest at the Base Rate Option and shall be deemed to have been properly requested in accordance with Section 2.05(a) without regard to any of the requirements of that provision; provided, however, that Sterling Swing Loans shall be repaid in British Pounds Sterling if and to the extent that Revolving Credit Loans are requested for such purpose in accordance with the requirements of Section 2.05(a). The Administrative Agent shall provide notice to the Lenders (which may be a telephonic or written notice by letter, facsimile or telex) that such Revolving Credit Loans are to be made under this Section 2.07 and of the apportionment among the Lenders, and the Lenders shall be unconditionally obligated to fund such Revolving Credit Loans (whether or not the conditions specified in Section
7.02 are then satisfied) by the time the Administrative Agent so requests, which shall not be earlier than 12:00 noon Eastern time on the Business Day next succeeding the date the Administrative Agent gives the demand notice to the Lenders or, with respect to Sterling Swing Loans made pursuant to Section 2.01(d)(ii), four (4) Business Days after the Administrative Agent gives the demand notice to the Lenders. Demand notice in respect of all outstanding Sterling Swing Loans shall be given no later than the tenth Business Day following the Effective Date. If for any reason a Lender is prohibited from funding its Ratable Share of Revolving Credit Loans to repay the principal amount of the Swing Loans outstanding, such Lender shall purchase a participation in the Swing Loans equal to its Ratable Share of the principal amount of Swing Loans outstanding.

                    (b) Irrevocable Obligation. Each Lender's obligation to make its Ratable Share of Revolving Credit Loans to repay the principal amount of the Swing Loans outstanding or to purchase its Ratable Share of the principal amount of the Swing Loans shall be irrevocable and shall not be subject to any qualification or exception whatsoever and shall be made under all circumstances, including without limitation any of the following circumstances:
(i) any lack of validity or enforceability of this Agreement or any of the Loan Documents; (ii) the existence of any claim, setoff, defense or other right which the Borrowers may have at any time against any Agent, any Swing Lender, any Lender or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Company or any of its Subsidiaries and the beneficiary named in any Letter of Credit); or (iii) the occurrence of any Event of Default, Potential Default, or termination of the Commitments or this Agreement.

               2.08      (a)           Evidence of Revolving Credit Obligations.
The Obligations of the Borrowers to repay the aggregate unpaid principal amount of the Revolving Credit Loans made to them by each Lender, together with interest thereon, shall be recorded by each such Lender from time to time on a ledger or other record of such Lender, or such Lender shall record such information in its computer systems; provided that any failure to make any such record shall in no way detract from the Borrowers' Obligations. The aggregate unpaid amount of the Revolving Credit Loans shown on the records of such Lender shall be rebuttably presumptive evidence of the principal amount owing and unpaid.

                    (b) Evidence of Swing Loan Obligations. The Obligations of the Borrowers to repay the aggregate unpaid principal amount of the Swing Loans made to them by each Swing Lender, together with interest thereon, shall be recorded by each such Swing Lender from time to time on a ledger or other record of such Swing Lender, or such Swing Lender shall record such information in its computer systems; provided that any failure to make any such record shall in no way detract from the Borrowers' Obligations. The aggregate unpaid amount of the Swing Loans shown on the records of such Swing Lender shall be rebuttably presumptive evidence of the principal amount owing and unpaid.

                    (c) Promissory Notes. Any Lender may request that any Loans made by it to any Borrower be evidenced by a promissory note. In such event, such Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 12.11(a)) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

          2.09      Utilization of Commitments in Optional Currencies.

                    (a) Periodic Computations of Dollar Equivalent Amounts of Loans and Letters of Credit Outstanding. The Administrative Agent will determine the Dollar Equivalent amount of (i) proposed Revolving Credit Loans, Sterling Swing Loans made pursuant to Section 2.01(d)(ii) or Letters of Credit to be denominated in an Optional Currency as of the requested Borrowing Date or date of issuance, as the case may be, (ii) outstanding Revolving Credit Loans or Letters of Credit Outstanding denominated in an Optional Currency as of the last Business Day of each month, and (iii) outstanding Revolving Credit Loans denominated in an Optional Currency as of the end of each Interest Period (each such date under clauses (i) through (iii), a "Computation Date").

                    (b) Notices from Lenders That Optional Currencies Are Unavailable to Fund New Loans. The Lenders shall be under no obligation to make the Revolving Credit Loans requested by the Company which are denominated in an Optional Currency if the Required Lenders notify the Administrative Agent (or the Administrative Agent determines in its own discretion) by 5:00 p.m. (Eastern time) four (4) Business Days prior to the Borrowing Date for such Revolving Credit Loans that the Optional Currency requested by the Company is not available to fund such Revolving Credit Loans. In the event the Agent timely receives a notice from the Required Lenders, or if the Administrative Agent makes such determination, pursuant to the preceding sentence, the Administrative Agent will notify the Company no later than 12:00 noon (Eastern time) three (3) Business Days prior to the Borrowing Date for such Revolving Credit Loans that the Optional Currency is not then available for such Revolving Credit Loans, and the Administrative Agent shall promptly thereafter notify the Lenders of the same. If the Company receives a notice described in the preceding sentence, the Company may, by notice to the Agent not later than 5:00 p.m. (Eastern time) three (3) Business Days prior to the Borrowing Date for such Revolving Credit Loans, withdraw the Revolving Credit Loan Request for such Revolving Credit Loans. If the Company withdraws such Revolving Credit Loan Request, the Administrative Agent will promptly notify each Lender of the same and the Lenders shall not make such Revolving Credit Loans. If the Company does not withdraw such Revolving Credit Loan Request before such time, (i) the Company shall be deemed to have requested that the Revolving Credit Loans referred to in its Revolving Credit Loan Request shall be made in Dollars in an amount equal to the Dollar Equivalent amount of such Revolving Credit Loans and shall bear interest under the Base Rate Option, and (ii) the Administrative Agent shall promptly deliver a notice to each Lender stating: (A) that such Revolving Credit Loans shall be made in Dollars and shall bear interest under the Base Rate Option,

(B) the aggregate amount of such Revolving Credit Loans, and (C) such Lender's Ratable Share of such Revolving Credit Loans.

                    (c) Notices From Lenders That Optional Currencies Are Unavailable to Fund Renewals of the Euro-Rate Option. If the Company delivers a Revolving Credit Loan Request requesting that the Lenders renew the Euro-Rate Option with respect to an outstanding Borrowing Tranche of Revolving Credit Loans denominated in an Optional Currency, the Lenders shall be under no obligation to renew such Euro-Rate Option if the Required Lenders notify the Administrative Agent (or the Administrative Agent determines in its own discretion) by 5:00 p.m. (Eastern time) four (4) Business Days prior to effective date of such renewal that the Optional Currency requested by the Company is not available to fund Revolving Credit Loans in such Optional Currency. In the event the Administrative Agent timely receives a notice from the Required Lenders or if the Administrative Agent makes such determination pursuant to the preceding sentence, the Administrative Agent will notify the Company no later than 12:00 noon (Eastern time) three (3) Business Days prior to the renewal date that the renewal of such Revolving Credit Loans in such Optional Currency is not then available, and the Administrative Agent shall promptly thereafter notify the Lenders of the same. If the Administrative Agent shall have so notified the Company that any such continuation of Optional Currency Loans is not then available, any notice of renewal with respect thereto shall be deemed withdrawn, and such Optional Currency Loans shall be redenominated into Base Rate Loans in Dollars with effect from the last day of the Interest Period with respect to any such Optional Currency Loans. The Agent will promptly notify the Company and the Lenders of any such redenomination, and in such notice, the Administrative Agent will state the aggregate Dollar Equivalent amount of the redenominated Optional Currency Loans as of the Computation Date with respect thereto and such Lender's Ratable Share thereof.

                    (d)           Requests for Additional Optional Currencies.
The Company may deliver to the Administrative Agent a written request that Revolving Credit Loans hereunder also be permitted to be made in any other lawful currency (other than Dollars), in addition to the currencies specified in the definition of "Optional Currency" herein provided that such currency must be freely traded in the offshore interbank foreign exchange markets, freely transferable, freely convertible into Dollars and available to the Lenders in the applicable interbank market. The Administrative Agent will promptly notify the Lenders of any such request promptly after the Administrative Agent receives such request. The requested currency shall be approved as an Optional Currency hereunder only if the Administrative Agent and the Required Lenders approve of the Company's request. The Administrative Agent will promptly notify the Company of the acceptance or rejection of the Company's request.

          2.10      Letter of Credit Subfacility.

                    (a) Issuance of Letters of Credit. The Company may request the issuance of a letter of credit (each a "Letter of Credit") on behalf of itself or another Borrower by delivering to the Issuing Bank a completed application and agreement for letters of credit in such form as the Issuing Bank may specify from time to time by no later than 10:00 A.M. Eastern time at least five (5) Business Days, or such shorter period as may be agreed to by the Issuing Bank, in advance of the proposed date of issuance. Subject to the terms and conditions hereof, and provided that the applicable conditions set forth in Section 7.02 shall have been satisfied, and in reliance on the agreements of the other Lenders set forth in this Section 2.10, the Issuing Bank will issue a Letter of Credit denominated in either Dollars or an Optional Currency; provided that each Letter of Credit shall (A) have a maximum maturity of twelve (12) months from the date of issuance, (B) in no event expire (including without limitation any "evergreen" provisions providing for renewal absent advance notice by the applicable Borrower or the Issuing Bank) later than ten (10) Business Days prior to the Expiration Date; and provided that in no event shall (i) the Dollar Equivalent Amount of Letter of Credit Outstandings (including the proposed Letter of Credit) exceed, at any time, $25,000,000, or (ii) the Revolving Facility Usage (including the proposed Letter of Credit) and the Swing Loans outstanding exceed, at any time, the Commitments or (iii) the Total Facility Usage (including the proposed Letter of Credit) exceed, at any time the aggregate amount of the Commitments. Any amendment of an existing Letter of Credit shall be deemed to be an issuance of a new Letter of Credit and shall be subject to the requirements set forth herein pursuant to a form of application acceptable to the Issuing Bank.

                    (b) Participations. Immediately upon issuance of each Letter of Credit, and without further action, each Lender shall be deemed to, and hereby agrees that it shall, have irrevocably purchased for such Lender's own account and risk from the Issuing Bank an individual risk participation interest in such Letter of Credit and drawings thereunder in an amount equal to such Lender's Ratable Share of the maximum amount which is or at any time may become available to be drawn thereunder. Promptly after the Issuing Bank shall have issued any Letter of Credit, the Issuing Bank shall notify the Lenders of the face amount, the currency, the Dollar Equivalent amount, the date of issuance and the expiry date thereof. In addition, the Issuing Bank shall provide to the Lenders within fifteen (15) days after the close of each calendar quarter prior to the Expiration Date a summary of the Letters of Credit issued during such calendar quarter setting forth the face amount, the currency, the Dollar Equivalent amount as of the last Business Day of such calendar quarter, date of issuance and expiry date of each such Letter of Credit.

                    (c) Letter of Credit Fees. The Borrowers shall pay in Dollars (i) to the Issuing Bank for the ratable account of the Lenders the Letter of Credit Fee and (ii) to the Issuing Bank for its own account a fronting fee as agreed to in the Fee Letter, which fees shall be computed on the daily average Dollar Equivalent amount of Letter of Credit Outstandings and on the basis of a year of 360 days and the actual number of days elapsed, and shall be payable in arrears commencing with the last Business Day of each March, June, September and December following issuance of each Letter of Credit and on the Expiration Date. The Borrowers shall also pay to the Issuing Bank in Dollars for the Issuing Bank's sole account the Issuing Bank's then in effect customary fees and administrative expense payable with respect to the Letters of Credit as the Issuing Bank may generally charge or incur from time to time in connection with the issuance, maintenance, modification (if any), assignment or transfer (if any), negotiation and administration of Letters of Credit.

                    (d)           Disbursements, Reimbursement.

                                  (i)  Each Borrower shall be obligated
immediately to reimburse the Issuing Bank in Dollars for the Dollar Equivalent amount of any drawing under any Letters of

Credit issued for its account. Such amounts advanced shall become, at the time the amounts are advanced, Revolving Credit Loans made in Dollars from the Lenders to such Borrower. Such Revolving Credit Loans shall bear interest at the rate applicable under the Base Rate Option unless the Company elects to have a different Interest Rate Option apply to such Revolving Credit Loans pursuant to and in accordance with the provisions contained in Section 4.01.

                    (ii) The Issuing Bank will notify (A) the Company of each demand or presentment for payment or other drawing under each Letter of Credit, and (B) the Lenders of the aggregate amount of Revolving Credit Loans required to be made by the Lenders pursuant to such demand, presentment for payment or other drawing under the Letters of Credit. Before 12:00 noon (Eastern time) on the date of any such Revolving Credit Loans, each Lender shall remit such Lender's Ratable Share of such Revolving Credit Loans in Dollars in immediately available funds to the Administrative Agent for credit to the account of the Issuing Bank.


          (e)       Repayment of Participation Advances.

                    (i) Upon (and only upon) receipt by the Issuing Bank for its account of immediately available funds from any Borrower (i) in reimbursement of any payment made by the Issuing Bank under the Letter of Credit with respect to which any Lender has made a Participation Advance, or (ii) in payment of interest on such a payment made by the Issuing Bank under such a Letter of Credit, the Issuing Bank will pay to each Lender, in the same funds as those received by the Issuing Bank, the amount of such Lender's Ratable Share of such funds, except the Issuing Bank shall retain the amount of the Ratable Share of such funds of any Lender that did not make a Participation Advance in respect of such payment by the Issuing Bank.

                    (ii) If the Issuing Bank is required at any time to return to any Borrower, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by any Borrower to the Issuing Bank pursuant to Section 2.10(e)(i) in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each Lender shall, on demand of the Issuing Bank, forthwith return to the Issuing Bank the amount of its Ratable Share of any amounts so returned by the Issuing Bank plus interest thereon from the date such demand is made to the date such amounts are returned by such Lender to the Issuing Bank, at a rate per annum equal to the Federal Funds Effective Rate in effect from time to time.

          (f) Documentation. Each Borrower agrees to be bound by the terms of the Issuing Bank's application and agreement for Letters of Credit and the Issuing Bank's written regulations and customary practices relating to Letters of Credit, though such interpretation may be different from such Borrower's own. In the event of a conflict between such application or agreement and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct, the Issuing Bank shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following any Borrower's instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto.

                    (g) Determinations to Honor Drawing Requests. In determining whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, the Issuing Bank shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit.

                    (h) Nature of Participation and Reimbursement Obligations. The obligation of the Lenders to participate in Letters of Credit pursuant to Section 2.10(b), the obligation of the Lenders pursuant to Section 2.10(d) to fund Revolving Credit Loans upon a draw under a Letter of Credit and the Obligations of the Borrowers to reimburse the Issuing Bank upon a draw under Letter of Credit pursuant to Section 2.10 shall be absolute, unconditional, and irrevocable and shall be performed strictly in accordance with the terms of such Sections under all circumstances, including the following circumstances:

                         (i) any set-off, counterclaim, recoupment, defense or
other right which such Lender may have against the Issuing Bank, any Agent, any Borrower or any other Person for any reason whatsoever;

                         (ii)  the failure of any Borrower or any other Person,
in connection with a Letter of Credit Borrowing, to comply with the conditions set forth in Sections 2.01, 2.05, 2.06 or 7.02 or as otherwise set forth in this Agreement for the making of a Revolving Credit Loan, it being acknowledged that such conditions are not required for the making of a Letter of Credit Borrowing and the obligation of the Lenders to make Participation Advances under Section 2.10(d);

                         (iii)  any lack of validity or enforceability of any
Letter of Credit;

                         (iv)   the existence of any claim, set-off, defense or
other right which any Borrower or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), the Issuing Bank, the Administrative Agent, the Syndication Agent, the Real Estate Administrative Agent or other Lender or any other Person or, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Borrower or Subsidiaries of a Borrower and the beneficiary for which any Letter of Credit was procured);

                         (v)   any draft, demand, certificate or other document
presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect even if the Issuing Bank has been notified thereof;

                         (vi)   payment by the Issuing Bank under any Letter of
Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

                         (vii)  any adverse change in the business, operations,
properties, assets, condition (financial or otherwise) or prospects of any Borrower or the Company and its Subsidiaries taken as a whole;

                         (viii)  any breach of this Agreement or any other Loan
Document by any party thereto;

                         (ix)   the occurrence or continuance of an Insolvency
Proceeding with respect to any Borrower;

                         (x)   the fact that an Event of Default or a Potential
Default shall have occurred and be continuing;

                         (xi)  the Expiration Date shall have passed or this
Agreement or the Commitments hereunder shall have been terminated; or

                         (xii)  any other circumstance or happening whatsoever,
whether or not similar to any of the foregoing.

                    (i) Indemnity. In addition to amounts payable as provided in Section 12.03, the Borrowers hereby agree to protect, indemnify, pay and save harmless the Issuing Bank from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which the Issuing Bank may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit, other than as a result of (A) the gross negligence or willful misconduct of the Issuing Bank as determined by a final judgment of a court of competent jurisdiction or (B) subject to the following clause (ii), the wrongful dishonor by the Issuing Bank of a proper demand for payment made under any Letter of Credit or (ii) the failure of the Issuing Bank to honor a drawing under any such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Governmental Acts").

                    (j) Liability for Acts and Omissions. As between any Borrower and the Issuing Bank, such Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Issuing Bank, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of the Issuing Bank's rights or powers hereunder.

                    In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by the Issuing Bank under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder shall not put the Issuing Bank under any resulting liability to the Borrowers except to the extent such action was taken or omitted as a result of the Issuing Bank's gross negligence or willful misconduct.

                    The Lenders may not commence a proceeding against the Issuing Bank for wrongful disbursement under a Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct of the Issuing Bank until the Lenders have made the Revolving Credit Loans described in
Section 2.10(d), and the Borrowers may not commence such a proceeding until such Revolving Credit Loans have been repaid.

                    (k) Termination of Letter of Credit Facility. In the event that (i) any restriction is imposed on the Issuing Bank (including, without limitation, any legal lending limit imposed by the United States of America or any political subdivision thereof) which in the judgment of the Issuing Bank after consultation with the Company would prevent the Issuing Bank from issuing Letters of Credit or maintaining its commitment to issue Letters of Credit or (ii) there shall have occurred, at any time during the term of this Agreement (A) any outbreak of hostilities or other national or international crisis or change in economic conditions if the effect of such outbreak, crisis or change would make the issuance of Letters of Credit or the discount or sale thereof impractical, (B) the enactment, publication, decree or other promulgation of any Law which would have a Material Adverse Effect, or (C) the taking of any action by any Official Body in respect of its monetary or fiscal affairs which would have a material adverse effect on the creation of Letters of Credit in the United States of America, then the Issuing Bank, in the case of the occurrence of any event described above, shall give written notice of the occurrence of such event to the Company and the Lenders, whereupon the commitment of the Issuing Bank to issue Letters of Credit shall terminate on the effective date of such notice.

                    (l) Transitional Letters of Credit. Schedule 2.10(l) contains a list of certain letters of credit issued for the account of the Borrowers by the Issuing Bank prior to the Effective Date. On the Effective Date, (a) such letters of credit shall be deemed to be Letters of Credit issued pursuant to this Section 2.10, and (b) all liabilities of any Borrower with respect to such letters of credit shall constitute Obligations of such Borrower with respect to Letters of Credit in accordance with this Agreement and the Loan Documents as though such Borrower had executed an application with respect thereto under this Agreement. On and after the Effective Date, the Borrowers shall pay Letter of Credit Fees and such other fees as provided in the second sentence of Section 2.10(c), in each case when due pursuant to Section 2.10(c), with respect to each Letter of Credit set forth on Schedule 2.10(l).

                    (m) Resignation of Issuing Bank. The Issuing Bank (i) may resign as Issuing Bank or (ii) shall resign if such resignation is requested by the Required Lenders (if the Issuing Bank is a Lender, the Issuing Bank's Loans and its Commitment shall be considered in determining whether the Required Lenders have requested such resignation) or required by Section 5.04(b), in either case of (i) or (ii) by giving not less than thirty (30) days' prior written notice to the Company; provided that the Issuing Bank may only be replaced if all Letters of Credit have expired or been terminated or replaced. If the Issuing Bank shall resign under this Agreement, then either (a) the Required Lenders shall appoint from among the Lenders a successor Issuing Bank, subject to the consent of the Company (unless and until an Event of Default has occurred and is continuing after which no consent of the Company shall be required), such consent not to be unreasonably withheld, or (b) if a successor Issuing Bank shall not be so appointed and approved within the thirty (30) day period following such Issuing Bank's notice to the Lenders of its resignation, then such Issuing Bank shall appoint, with the consent of the Company (unless and until an Event of Default has occurred and is continuing after which no consent of the Company shall be required), such consent not to be unreasonably withheld, a successor Issuing Bank, until such time as the Required Lenders appoint and the Company consents to the appointment of a successor Issuing Bank. Upon its appointment pursuant to either clause (a) or (b) above, such successor Issuing Bank shall succeed to the rights, powers and duties of such Issuing Bank and the term "Issuing Bank" shall mean such successor Issuing Bank, effective upon its appointment, and the former Issuing Bank's rights, powers and duties as Issuing Bank shall be terminated without any other or further act or deed on the part of such former Issuing Bank or any of the parties to this Agreement. After the resignation of the Issuing Bank hereunder, the provisions of Sections 2.10(i) and (j) and 12.03 shall inure to the benefit of such former Issuing Bank and such former Issuing Bank shall not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was an Issuing Bank under this Agreement.

          2.11      Currency Repayments.

                    Notwithstanding anything contained herein to the contrary, the entire amount of principal of and interest on any Loan made in an Optional Currency shall be repaid in the same Optional Currency in which such Loan was made, provided, however, that if it is impossible or illegal for the Borrowers to effect payment of a Loan in the Optional Currency in which such Loan was made, or if the Borrowers default on their obligations to do so, the Required Lenders (or the Swing Lenders with respect to any Sterling Swing Loan) may at their option permit such payment to be made (i) at and to a different location, subsidiary, affiliate or correspondent of Agent, or (ii) in the Equivalent Amount of Dollars or (iii) in an Equivalent Amount of such other currency (freely convertible into Dollars) as the Required Lenders may solely at their option designate. Upon any events described in (i) through (iii) of the preceding sentence, the Borrowers shall make such payment and the Borrowers agree to hold each Lender harmless from and against any loss incurred by any Lender arising from the cost to such Lender of any premium, any costs of exchange, the cost of hedging and covering the Optional Currency in which such Loan was originally made, and from any change in the value of Dollars, or such other currency, in relation to the Optional Currency that was due and owing. Such loss shall be calculated for the period commencing with the first day of the Interest Period for such Loan and continuing through the date of payment thereof. Without prejudice to the survival of any other agreement of any Borrower hereunder, such Borrower's obligations under this Section 2.15 shall survive termination of this Agreement.

                 2.12      Optional Currency Amounts.

                           Notwithstanding anything contained herein to the
contrary, the Administrative Agent may, with respect to notices by the Company for Loans in an Optional Currency or voluntary prepayments of less than the full amount of an Optional Currency Borrowing Tranche, engage in reasonable rounding of the Optional Currency amounts requested to be loaned or repaid; and, in such event, Administrative Agent shall promptly notify the Company and the Lenders of such rounded amounts and the Company's request or notice shall thereby be deemed to reflect such rounded amounts.


                                  ARTICLE III
                                   BID LOANS

                 3.01      Bid Loan Requests.   Except as otherwise provided
herein, the Company may from time to time prior to the Expiration Date request that the Lenders make Bid Loans by delivery to the Administrative Agent not later than 10:00 A.M. Eastern time of a duly completed request therefor substantially in the form of Exhibit 3.01 hereto or a request by telephone immediately confirmed in writing by letter, facsimile or telex (each, a "Bid Loan Request") at least one (1) Business Day prior to the proposed Bid Loan Borrowing Date if the Company is requesting Fixed Rate Bid Loans and four (4) Business Days prior to the proposed Bid Loan Borrowing Date if the Company is requesting Euro-Rate Bid Loans, it being understood that the Administrative Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Bid Loan Request shall be irrevocable, shall be accompanied by payment of any Fee provided for in the Fee Letters (which Fee shall be nonrefundable) and shall specify (a) the proposed Bid Loan Borrowing Date, (b) whether the Company is electing the Fixed Rate Bid Loan Option or the Euro-Rate Bid Loan Option,
(c) the term of the proposed Bid Loan (the "Bid Loan Period") which may be no less than seven (7) days and no longer than two hundred and seventy (270) days if the Company is requesting a Fixed Rate Bid Loan and one, two, three or six months if the Company is requesting a Euro-Rate Bid Loan and the last day thereof shall end no later than the Expiration Date, (d) the Borrower which is to receive such Bid Loan and (e) the maximum principal amount (the "Requested Amount") of such Bid Loan, which shall be not less than $10,000,000 and shall be an integral multiple of $1,000,000. After giving effect to such Bid Loan and any other Loan made on or before the Bid Loan Borrowing Date, the aggregate amount of Total Facility Usage shall not exceed the aggregate amount of the Commitments of the Lenders. There shall be at least five (5) Business Days between Bid Loan Borrowing Dates.

                 3.02      Bidding for, Accepting and Making Bid Loans.

                           (a)      Bidding.  The Administrative Agent shall
promptly after receipt by it of a Bid Loan Request pursuant to Section 3.01 notify the Lenders of its receipt of such Bid Loan Request specifying (i) the proposed Bid Loan Borrowing Date, (ii) whether the proposed Bid Loan shall be a Fixed Rate Bid Loan or a Euro-Rate Bid Loan, (iii) the Bid Loan Period, (iv) the Borrower which is to receive the proceeds of such Bid Loan, and (v) the principal amount of the proposed Bid Loan. Each Lender may submit a bid (a "Bid") to the Administrative Agent substantially in the form attached to
Exhibit 3.01 not later than 10:00 A.M. Eastern time on the proposed Bid Loan Borrowing Date specified in any Bid Loan Request by telephone (immediately confirmed in writing by letter, facsimile or telex). Each Bid shall specify:
(A) the principal amount of proposed Bid Loan offered by such Lender (the "Offered Amount") which (i) may be less than, but shall not exceed, the Requested Amount, (ii) shall be at least $5,000,000, and shall be an integral multiple of $1,000,000 and (iii) may exceed such Lender's Commitment, and (B) the Fixed Rate which shall apply to such proposed Bid Loan if the Company has requested a Fixed Rate Bid Loan or the Euro- Rate Bid Loan Spread which shall apply to such proposed Bid Loan if the Company has requested a Euro-Rate Bid Loan. Interest on Bid Loans shall be quoted and computed on the basis of a year of 360 days and actual days elapsed. Any Bid Loan may be funded by such Lender's Designated Lender as provided in Section 3.02(c)(i), however, such Lender shall not be required to specify in its Bid whether such Bid Loans will be funded by such Designated Lender. If any Bid omits information required hereunder or contains other conditions or unrelated incentives or information, the Administrative Agent shall reject such Bid and may in its sole discretion attempt to notify the Lender submitting such Bid. If the Administrative Agent so notifies a Lender, such Lender may resubmit its Bid, provided that it does so prior to 10:00 A.M. Eastern time on the Bid Loan Borrowing Date. The Administrative Agent shall promptly notify the Company of the Bids which it receives from the Lenders at or before 11:00 A.M. Eastern time, on the Bid Loan Borrowing Date. If the Administrative Agent in its capacity as a Lender shall, in its sole discretion, make a Bid, it shall notify the Company of such Bid before 9:30 A.M. Eastern time on the proposed Bid Loan Borrowing Date if the Company is requesting a Fixed Rate Bid Loan or three (3) Business Days before the proposed Bid Loan Borrowing Date if the Company is requesting a Euro-Rate Bid Loan.

                           (b)      Accepting Bids.  The Company shall
irrevocably accept or reject Bids by notifying the Administrative Agent of such acceptance or rejection by telephone (immediately confirmed in writing by letter, facsimile or telex) by 11:30 A.M. Eastern time on the proposed Bid Loan Borrowing Date if the Company is requesting a Fixed Rate Bid Loan or three (3) Business Days before the proposed Bid Loan Borrowing Date if the Company is requesting a Euro-Rate Bid Loan. If the Borrowers elect to accept any Bids, their acceptance must meet the following conditions: (i) the total amount which the Borrowers accept from all Lenders must be at least $10,000,000 and be in integral multiples of $1,000,000 and may not exceed the Requested Amount; (ii) the Company must accept Bids based solely on the amount of the Fixed Rates or Euro-Rate Bid Loan Spreads, as the case may be, which each of the Lenders quoted in their Bids in ascending order of the amount of Fixed Rates or Euro-Rate Bid Loan Spreads; (iii) the Borrowers may not borrow Bid Loans from any Lender on the Bid Loan Borrowing Date in an amount exceeding such Lender's Offered Amount; and (iv) if two or more Lenders make Bids at the same Fixed Rate (if the Company requested a Fixed Rate Bid Loan) or Euro-Rate Bid Loan Spread (if the Company requested a Euro-

Rate Bid Loan) and the Company desires to accept a portion but not all of the Bids at such Fixed Rate or Euro-Rate Bid Loan Spread, as the case may be, the Borrowers shall accept a portion of each Bid equal to the product of the Offered Amount of such Bid times the fraction obtained by dividing the total amount of Bids which the Company is accepting at such Fixed Rate or Euro-Rate Bid Loan Spread, as the case may be, by the sum of the Offered Amounts of the Bids at such Fixed Rate or Euro-Rate Bid Loan Spread; provided that the Company shall round the Bid Loans allocated to each such Lender upward or downward as the Company may select to integral multiples of $500,000. The Administrative Agent shall (i) promptly notify a Lender that has made a Bid of the amount of its Bid that was accepted or rejected and (ii) as promptly as practical notify all of the Lenders of all Bids submitted and those which have been accepted.

          (c)       Funding Bid Loans.

                    (i) Any Lender (each a "Designating Lender") may at any time designate one "Designated Lender" to fund Bid Loans which the Designating Lender is required to fund subject to the terms of this Section 3.02(c)(i). No Lender shall be entitled to make more than one such designation. The parties to each such designation shall execute and deliver to the Administrative Agent, for its acceptance, a Designation Agreement. Upon receipt of an appropriately completed Designation Agreement executed by a Designating Lender and a designee representing that it is a Designated Lender and the Company (on its behalf and on behalf of the Borrowers), the Administrative Agent will accept such Designation Agreement and give prompt notice thereof to the Company, whereupon, from and after the effective date specified in the Designation Agreement, the Designated Lender shall fund Bid Loans on behalf of its Designating Lender pursuant to Section 3.02 after the Company has accepted a Bid (or a portion thereof) of the Designating Lender. Each Designating Lender shall serve as the agent (in its capacity as a Designating Lender) of the Designated Lender and shall on behalf of the Designated Lender give and receive all communications and notices and take all actions hereunder, including without limitation votes, approvals, waivers, consents and amendments under or relating to this Agreement or the other Loan Documents. Any such notice, communication, vote approval, waiver, consent or amendment shall be signed by the Designating Lender as agent (in its capacity as a Designating Lender) for the Designated Lender and shall not be signed by the Designated Lender. The Company, the Agents and the Lenders may rely thereon without any requirement that the Designated Lender sign or acknowledge the same.

                    (ii) Each Lender (or its Designated Lender, if appropriate) whose Bid or portion thereof is accepted shall remit the principal amount of its Bid Loan to the Administrative Agent by 1:00 P.M. Eastern time on the Bid Loan Borrowing Date. Any Designated Lender which funds a Bid Loan shall on and after the time of such funding become the obligee under such Bid Loan and be entitled to receive payment thereof when due. No Lender shall be relieved of its obligation to fund a Bid Loan, and no Designated Lender shall assume such obligation, prior to the time such Bid Loan is funded. The Administrative Agent shall make such funds available to the designated Borrower in Dollars in immediately available funds at the Principal Office at or before 3:00 P.M. Eastern Time on the Bid Loan Borrowing Date provided that the conditions precedent to the making of such Bid Loan set forth in Section 7.02 have been satisfied not later than 10:00 A.M. Eastern time on the proposed Borrowing Date. If such conditions precedent have not been satisfied prior to such time, then (i) the Administrative Agent shall not make such funds available, (ii) the Bid Loan Request shall be deemed to be canceled and (iii) the Administrative Agent shall return the amount previously funded to the Administrative Agent by each applicable Lender (or its Designated Lender, if appropriate) no later than the next following Business Day. The Company shall immediately notify the Administrative Agent of any failure to satisfy the conditions precedent to the making of Bid Loans under Section 7.02. The Administrative Agent may assume that the Borrowers have satisfied such conditions precedent if the Company (i) has delivered to the Administrative Agent the documents required to be delivered under Section 7.02, (ii) the Company has not notified the Administrative Agent that the Borrowers have not satisfied any other conditions precedent, and (iii) the Administrative Agent has no actual notice of such a failure.

                    (d) Several Obligations. The obligations of the Lenders to make Bid Loans after their Bids have been accepted are several. No Lender shall be responsible for the failure of any other Lender (or its Designated Lender, if appropriate) to make any Bid Loan which another Lender has agreed to make.

          3.03 Evidence of Bid Loan Obligations. The Obligation of each Borrower to repay the aggregate unpaid principal amount of the Bid Loans made to it by each Lender, together with interest thereon, shall be recorded by each Lender making a Bid Loan from time to time on a ledger or other record of such Lender, or such Lender shall record such information in its computer systems; provided that any failure to make any such record shall in no way detract from the Borrowers' Obligations. The aggregate unpaid amount of the Bid Loans shown on the records of any such Lender shall be rebuttably presumptive evidence of the principal amount owing and unpaid.


                                   ARTICLE IV
                                 INTEREST RATES

          4.01      Interest Rate Options on Revolving Credit Loans.

                    (a)      Selection of Interest Rate Options.   The Borrowers
shall pay interest in respect of the outstanding unpaid principal amount of the Revolving Credit Loans as selected by the Company from the Base Rate Option or the Euro-Rate Option set forth below applicable to the Revolving Credit Loans, it being understood that, subject to the provisions of this Agreement, the Company may select different Interest Rate Options and different Interest Periods to apply simultaneously to the Revolving Credit Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Revolving Credit Loans comprising any Borrowing Tranche; provided that there shall not be at any one time outstanding more than six (6) Euro-Rate Borrowing Tranches, and provided further that until the earlier of (i) such time as the Commitments shall equal $500,000,000 or (ii) three months from the Effective Date, Revolving Credit Loans shall be made only at (A) the Base Rate Option or (B) at the Euro-Rate Option with an Interest Period of one month. Interest on the principal amount of each Loan made in an Optional Currency shall be paid by the Borrowers in such Optional Currency.

               (b) Interest Rate Options Available. The Borrowers shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans, except that the Borrowers may not select the Base Rate to apply to a Loan to be made in an Optional Currency:

                         (i)   Base Rate Option:  A fluctuating rate per annum
(computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate;

                         (ii)   Euro-Rate Option:  A rate per annum (computed on
the basis of a year of 360 days and actual days elapsed, provided that, for Loans made in an Optional Currency for which a 365-day basis is the only market practice available to the Administrative Agent, such rate shall be calculated on the basis of a year of 365 or 366 days, as the case may be for the actual days elapsed) equal to the Euro-Rate plus the Euro-Rate Margin. The Euro-Rate Margin shall be subject to adjustment quarterly to the percentage, based on the Fixed Charge Coverage Ratio, as set forth on Schedule 1.01(A). Each adjustment in the Euro-Rate Margin shall be effective on the second Business Day next following delivery to the Administrative Agent of the financial statements or certificate required to be delivered by the Company pursuant to Section 8.03(a) showing the basis for such adjustment. In the event that such financial statements or certificate shall not have been delivered to the Administrative Agent on the date required for such delivery pursuant to Section 8.03(a), then on the second Business Day following such date, the Euro-Rate Margin shall be increased to the highest Euro-Rate Margin set forth on Schedule 1.01(A), provided that after delivery of such financial statements or certificate (effective two Business Days following delivery) the Euro-Rate Margin shall be adjusted to the Euro-Rate Margin that would have been effective had such financial statements or certificate been timely delivered. Each Euro-Rate Borrowing Tranche shall bear interest from and including the first day of the Interest Period applicable thereto, but not including, the last day of such Interest Period. No Interest Period may end after the Expiration Date.

          4.02 Rate Quotations. The Company may call the Administrative Agent on or before the date on which a Revolving Credit Loan Request is to be delivered to receive an indication of the interest rates and the applicable currency exchange rates then in effect, but it is acknowledged that such projection shall not be binding on the Administrative Agent or the Lenders nor affect the rate of interest or the calculation of Equivalent Amounts which thereafter are actually in effect when the election is made.

          4.03 Euro-Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available.

               (a) If on any date on which a Euro-Rate would otherwise be determined, the Administrative Agent shall have determined that:

                    (i) adequate and reasonable means do not exist for ascertaining such Euro-Rate, or

                         (ii)   a contingency has occurred which materially and
adversely affects the London interbank market or any other applicable interbank market, the Administrative Agent shall have the rights specified in Section 4.03(c).

                    (b)           if at any time any Lender shall have
determined that:

                         (i)   the making, maintenance or funding of any
Revolving Credit Loan to which a Euro-Rate Option applies has been made impracticable or unlawful by compliance by such Lender in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law), or

                         (ii)   such Euro-Rate Option will not adequately and
fairly reflect the cost to such Lender of the establishment or maintenance of any such Revolving Credit Loan, or

                         (iii)   after making all reasonable efforts, deposits
of the relevant amount in Dollars or in the Optional Currency(as applicable)for the relevant Interest Period for a Revolving Credit Loan to which a Euro-Rate Option applies are not available to such Lender in the London interbank market at the effective cost of funding of a proposed Euro-Rate Loan, the Administrative Agent shall have the rights specified in Section 4.03(c).

                    (c) In the case of any event specified in Section 4.03(a) above, the Administrative Agent shall promptly so notify the Lenders and the Company thereof and in the case of an event specified in Section 4.03 (b) above, such Lender shall promptly so notify the Administrative Agent and enclose a certificate with such notice as to the specific circumstances of such notice and the Administrative Agent shall promptly send copies of such notice and certificate to the other Lenders and the Company. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given) the obligation of (A) the Lenders in the case of such notice given by the Administrative Agent or (B) such Lender in the case of such notice given by such Lender, to allow the Borrowers to select, convert to or renew a Euro-Rate Option or select an Optional Currency (as applicable) shall be suspended until the Administrative Agent shall have later notified the Company or such Lender shall have later notified the Administrative Agent, of the Administrative Agent's or such Lender's, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. If at any time the Administrative Agent makes a determination under subsection (a) or
(b) of this Section 4.03 and the Company has previously notified the Administrative Agent of its selection of, conversion to or renewal of a Euro-Rate Option and such Euro-Rate Option has not yet gone into effect, such notification shall be deemed to provide for selection of, conversion to or renewal of the Base Rate Option. If any Lender notifies the Administrative Agent of a determination under subsection (b) of this Section 4.03, the Borrowers shall, subject to the Borrowers' indemnification Obligations under
Section 5.06(b), as to any Revolving Credit Loan of the Lender to which a Euro-Rate Option applies, on the date specified in such notice either (i) as applicable, convert such Loan to the Base Rate Option or select a different Optional Currency or Dollars or (ii) prepay such Loan in accordance with Section
5.04. Absent due notice from the Company of conversion or prepayment, such Loan shall automatically be converted to the Base Rate Option and or into a Dollar Loan, as appropriate, upon such specified date.

               4.04 Selection of Interest Rate Options. Revolving Credit Loans for which the Company has selected the Base Rate Option shall continue as such unless and until the Company chooses to convert such Revolving Credit Loans to a Euro-Rate Borrowing Tranche. If the Borrowers fail to select a new Interest Period to apply to any Borrowing Tranche at the expiration of an existing Interest Period applicable to such Euro-Rate Borrowing Tranche in accordance with the provisions of Section 2.05(a), the Borrowers shall be deemed to have converted such Euro-Rate Borrowing Tranche to the Base Rate Option commencing upon the last day of the existing Interest Period.

               4.05 Interest Rates Payable on Swing Loans. The Borrowers shall pay interest in respect of the outstanding unpaid principal amount of any Swing Loan at a fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate ; provided however that the Borrowers shall pay interest in respect of the outstanding unpaid principal amount of any Sterling Swing Loan at a fluctuating rate per annum (computed on the basis of a year of 365 or 366 days for actual days elapsed) equal to the sum of (a)(i) the Euro-Rate for deposits in British Pound Sterling quoted by BBA as set forth on the relevant Dow Jones Market Service display page for each day during which such Sterling Swing Loan is outstanding divided by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage (as defined in clause (B) of the definition of "Euro-Rate" herein) plus (b) 300 basis points.

               4.06 Interest Rates Payable on Bid Loans. The Borrowers shall pay interest in respect of the outstanding unpaid principal amount of any Bid Loan at the rate quoted by the Lender making such Bid Loan and accepted by the Borrowers in accordance with Section 3.02.

               4.07 Interest After Default. To the extent permitted by Law, upon the occurrence of an Event of Default and until such time such Event of Default shall have been cured or waived:

                          (a)      the Letter of Credit Fees and the rate of
interest for each Loan otherwise applicable pursuant to Section 2.10 or Section 4.01, 4.05 or 4.06 shall be increased by 2.0% per annum; and

                          (b)      each other Obligation hereunder if not paid
when due shall bear interest at a rate per annum equal to the sum of the Base Rate plus an additional 2.0% per annum from the time such Obligation becomes due and payable and until it is paid in full.

                          (c)      The Borrowers acknowledge that such
increased rates reflect, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Lenders are entitled to additional compensation for such risk; and, all such interest shall be payable by the Borrowers upon demand by Administrative Agent.

                 4.08 Maximum Interest Rate. If at any time the designated rate applicable to any Loan made by any Lender exceeds such Lender's highest lawful rate, the rate of interest on such Lender's Loan shall be limited to such Lender's highest lawful rate.

                                   ARTICLE V
                                    PAYMENTS

          5.01 Payments. All payments and prepayments to be made in respect of principal, interest, Fees or other amounts due from the Borrowers hereunder shall be payable prior to 11:00 A.M. (Eastern time) on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrowers, and without setoff, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Administrative Agent at the Principal Office in Dollars except that payments as principal or interest on Loans made in Optional Currencies shall be made in the applicable Optional Currency to the designated Funding Office, and in immediately available funds, and the Administrative Agent shall promptly distribute such amounts in immediately available funds, provided that in the event payments are received by 11:00 A.M. (Eastern time) by the Administrative Agent and such payments are not distributed on the same day received by the Administrative Agent, the Administrative Agent shall pay the Federal Funds Effective Rate in the case of loans or other amounts due in Dollars, or the Overnight Rate in the case of Loans or other amounts due in an Optional Currency with respect to the amount of such payments for each day held by the Administrative Agent and not distributed to the Lenders (or the Syndication Agent). The Administrative Agent's and each Lender's statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement and the Fee Letters (including the Equivalent Amounts of the applicable currencies where such computations are required)and shall be deemed an "account stated." Unless the Interest Period in respect thereof is continued or converted in accordance with
Section 4.02, all Revolving Credit Loans to which a Euro-Rate Option applies shall be due and payable on the last day of the applicable Interest Period. All Bid Loans shall be due and payable on the last day of the applicable Bid Loan Period. All Loans outstanding on the Expiration Date shall be due and payable in full on the Expiration Date.

          5.02 Pro Rata Treatment of Lenders. Each borrowing of Revolving Credit Loans shall be allocated to each Lender according to its Ratable Share, and each selection of, conversion to or renewal of any Interest Rate Option and each payment or prepayment by the Borrowers with respect to principal, interest, Fees, or other amounts due with respect to the Revolving Credit Loans (except for Fees payable under the Fee Letters, any payments with respect to the Swing Loans or Bid Loans, and except as provided in Section 4.03(b), 5.04(b), 5.06 or 12.03) shall be made in proportion to the applicable Revolving Credit Loans outstanding from each Lender and if no such Loans are then outstanding, in proportion to the Ratable Share of each Lender.

          5.03 Interest Payment Dates. Interest on Loans to which the Base Rate Option applies shall be due and payable in arrears on the first Business Day of each month after the Effective Date and on the Expiration Date or upon acceleration of the Obligations. Interest on Loans (whether Revolving Credit Loans or Bid Loans) to which the Euro-Rate Option applies shall be due and payable in the currency in which such loan was made on the last day of each Interest Period for those Loans and, if any such Interest Period is longer than three months, also on the last day of every third month during such Interest Period. Interest on Fixed Rate Bid Loans shall be due and payable on the last day of each Bid Loan Period and, if any Bid Loan Period is longer than 90 days, also on the

90th day (and the 180th day if applicable) during such Interest Period. Interest on Sterling Swing Loans shall be due and payable in British Pounds Sterling on the date such Sterling Swing Loans are repaid with Revolving Credit Loans pursuant to Section 2.07(a). Interest on mandatory prepayments of principal under Sections 2.04 or 5.05 shall be due on the date such mandatory prepayment is due. Interest on the principal amount of each Loan or other Obligation shall be due and payable on demand after such principal amount or other Obligation becomes due and payable (whether on the stated maturity date, upon acceleration or otherwise).

          5.04      Prepayments.

                    (a) The Borrowers shall have the right at their option from time to time to prepay the Loans in whole or part without premium or penalty (except as provided in subsection (b) below or in Section 5.06) to the designated Funding Office in the currency in which such Loan was made:

                         (i)   at any time with respect to any Loan to which the
Base Rate Option applies;

                         (ii)   on the last day of the applicable Interest
Period with respect to Revolving Credit Loans to which a Euro-Rate Option applies,

                         (iii)   on the date specified in a notice by any Lender
pursuant to Section 4.03(b) with respect to any Loan to which a Euro-Rate Option applies,

                         (iv)   on the date specified in the notice required by
this Section 5.04(a) with respect to any Bid Loan, provided that the Company shall have received the prior written consent of the holder of such Bid Loan to such prepayment.

          Whenever the Borrowers desire to prepay any part of the Revolving Credit Loans, the Company shall provide a prepayment notice to the Administrative Agent at least one (1) Business Day prior to the date of prepayment of the Revolving Credit Loans setting forth the following information:

                    (w) the Borrower which intends to make the proposed prepayment;

                    (x) the date, which shall be a Business Day, on which the proposed prepayment is to be made;

                    (y) a statement indicating the application of the prepayment among the Revolving Credit Loans, Swing Loans and Bid Loans; and

                    (z) the total principal amount and currency of such prepayment, the Dollar Equivalent amount of which shall not be less than $5,000,000 (or $1,000,000 in the case of Swing Loans).

          All prepayment notices shall be irrevocable. The principal amount of the Loans for which a prepayment notice is given, together with interest on such principal amount, except with respect to Loans to which the Base Rate Option applies, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made in the currency in which such Loan was made. If the Borrowers prepay a Loan but fail to specify the applicable Borrowing Tranche which is being prepaid, the prepayment shall be applied (i) first to Swing Loans, next to Revolving Credit Loans and then to Bid Loans; and (ii) after giving effect to the allocations in clause (i) above and in the preceding sentence, first to Loans to which the Base Rate Option applies and then to Loans to which the Euro-Rate Option applies, and then to Optional Currency Loans. Any prepayment hereunder shall be subject to the Borrowers' Obligation to indemnify the Lenders under Section 5.06(b).

               (b) In the event any Lender (i) gives notice under Section 4.03(b) or Section 5.06(a), (ii) does not fund Revolving Credit Loans because the making of such Loans would contravene any Law applicable to such Lender,
(iii) does not approve any action as to which consent of the Required Lenders is requested by the Borrowers and obtained hereunder or (iv) becomes subject to the control of an Official Body (other than normal and customary supervision), then, unless an Event of Default shall have occurred and be continuing, the Borrowers shall have the right at their option, with the consent of the Administrative Agent, which shall not be unreasonably withheld, to prepay the Loans of such Lender in whole together with all interest accrued thereon and terminate such Lender's Commitment, within ninety (90) days after (w) receipt of such Lender's notice under Section 4.03(b) or 5.06(a), (x) the date such Lender has failed to fund Revolving Credit Loans because the making of such Loans would contravene a Law applicable to such Lender, (y) the date of obtaining the consent which such Lender has not approved or (z) the date such Lender became subject to the control of an Official Body, as applicable; provided that the Borrowers shall also pay to such Lender at the time of such prepayment any amounts required under Section 5.06 and any accrued interest due on such amount and any related Fees; and provided further, that the Borrowers shall post cash collateral or other security satisfactory to the Administrative Agent in an amount equal to such Lender's Ratable Share of any Letter of Credit Outstandings; and provided further, that the remaining Lenders shall have no obligation hereunder to increase their Commitments. Notwithstanding the foregoing, the Administrative Agent may only be replaced subject to the requirements of Section 11.13.

               (c) In the event any Lender does not approve any increase in the aggregate Commitments as to which increase the Company has obtained the consent of all other Lenders whose Commitments will not otherwise be prepaid and terminated pursuant to this Section 5.04(c), then, unless an Event of Default shall have occurred and be continuing, the Borrowers shall have the right at their option, with the consent of the Administrative Agent, which shall not be unreasonably withheld, to prepay the Loans of such Lender in whole together with all interest accrued thereon and terminate such Lender's Commitment (or Lenders' Commitments) within ninety (90) days after the date the Company has obtained the consent of all such other Lenders; provided, that the termination of such Lender's Commitment (or Lenders' Commitments) pursuant to this Section 5.04(c) shall only be permitted if the Borrowers have identified one or more Assignee Lenders acceptable to the Administrative Agent which Assignee Lenders have agreed to the increase in the aggregate Commitments and such termination is accomplished by means of an assignment pursuant to Section 12.11 which does not reduce the aggregate amount of the Commitments after giving effect to the addition of any such Assignee Lenders; and provided further, that the remaining Lenders shall have no obligation hereunder to increase their Commitments.

                    (d) Each Lender agrees that upon the occurrence of any event giving rise to increased costs or other special payments under Section
4.03 or 5.06 with respect to such Lender, it will if requested by the Company, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another Lending Office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Lender and its Lending Office suffer no economic, legal or regulatory disadvantage, as determined by such Lender, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 5.04(d) shall affect or postpone any of the Obligations of any Borrower or the rights of any Agent or any Lender provided in this Agreement.

          5.05      Mandatory Prepayments.

                    (a) Currency Fluctuations. If on any Computation Date the Total Facility Usage is equal to or greater than 105% of the Commitments as a result of a change in exchange rates between one (1) or more Optional Currencies and Dollars, then the Administrative Agent shall notify the Company of the same. The Company shall pay or prepay Loans (subject to the Company's indemnity obligations under Sections 5.04 and 5.06) within one (1) Business Day after receiving such notice such that the Total Facility Usage shall not exceed the aggregate Commitments after giving effect to such payments or prepayments.

                    (b) Application Among Interest Rate Options. All prepayments required pursuant to this Section 5.05 shall first be applied among the Interest Rate Options to the principal amount of the Loans subject to the Base Rate Option, then to Dollar Loans subject to a Euro-Rate Option and then to Optional Currency Loans subject to the Euro-Rate Option. In accordance with
Section 5.06(b), the Company shall indemnify the Lenders and any Lending Office for any loss or expense, including loss of margin, incurred with respect to any such prepayments applied against Loans subject to a Euro-Rate Option on any day other than the last day of the applicable Interest Period.

          5.06      Additional Compensation in Certain Circumstances.

                    (a) Increased Costs or Reduced Return Resulting From Taxes, Reserves, Capital Adequacy Requirements, Expenses, Etc. If any Law, guideline or interpretation or any change in any Law, guideline or interpretation or application thereof by any Official Body charged with the interpretation or administration thereof or compliance with any request or directive (whether or not having the force of Law) of any central bank or other Official Body:

                              (i)   subjects any Agent, the Issuing Bank or any
Lender to any tax or changes the basis of taxation with respect to this Agreement, the other Loan Documents, the Loans, the Letters of Credit or payments by the Borrowers of principal, interest, Fees, or other amounts due from the Borrowers hereunder or under the other Loan Documents (except for taxes on the net income of any such Agent, the Issuing Bank, any Lender or any Lending Office of any Lender),

                    (ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirement against credits or commitments to extend credit extended by, or assets (funded or contingent) of, deposits with or for the account of, or other acquisitions of funds by, any Agent, the Issuing Bank, any Lender or any Lending Office of any Lender, or

                    (iii) imposes, modifies or deems applicable any capital adequacy or similar requirement (A) against assets (funded or contingent) of, or letters of credit, other credits or commitments to extend credit extended by, any Lender, or (B) otherwise applicable to the obligations of any Agent, the Issuing Bank or any Lender or any Lending Office of any Lender under this Agreement, and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any additional expense (including loss of margin) upon any Agent, the Issuing Bank or Lender or its Lending Office with respect to this Agreement, the other Loan Documents or the making, maintenance or funding of any part of the Loans or maintaining or participating in the Letters of Credit (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on any Agent's, the Issuing Bank's or any Lender's capital, taking into consideration such Agent's, Issuing Bank's or Lender's customary policies with respect to capital adequacy) by an amount which such Agent, Issuing Bank or Lender in its sole discretion deems to be material, such Agent, Issuing Bank or Lender shall from time to time notify the Company and the Administrative Agent of the amount determined in good faith (using any averaging and attribution methods employed in good faith) by such Agent, Issuing Bank or Lender to be necessary to compensate such Agent, Issuing Bank or Lender for such increase in cost, reduction of income or additional expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrowers to such Agent, Issuing Bank or Lender ten (10) Business Days after such notice is given.

               (b) Indemnity. In addition to the compensation required by subsection (a) of this Section 5.06, the Borrowers shall indemnify each Lender against all liabilities, losses or expenses (including loss of margin, any loss or expense incurred in liquidating or employing deposits from third parties and any loss or expense incurred in connection with funds acquired by a Lender to fund or maintain Loans subject to the Euro-Rate Option or the Bid Loan Fixed Rate Option) which such Lender sustains or incurs as a consequence of any:

                           (i)   payment, prepayment, conversion or renewal of
any Loan to which the Euro-Rate Option or any Bid Loan Fixed Rate Option applies on a day other than the last day of the corresponding Interest Period or Bid Loan Period, as applicable, (whether or not such payment or prepayment is mandatory, voluntary or automatic, through acceleration or otherwise, and whether or not such payment or prepayment is then due),

                           (ii)   attempt by the Borrowers to revoke (expressly,
by later inconsistent notices or otherwise) in whole or part any Revolving Credit Loan Request under Section 2.05 or, conversion/continuation notice under
Section 2.05 or prepayment notice under Section 5.04, or

                    (iii) default by the Borrowers in the performance or observance of any covenant or condition contained in this Agreement or any other Loan Document, including any failure of the Borrowers to pay when due (by acceleration or otherwise) any principal, interest, Fee or any other amount due hereunder.

          If any Lender sustains or incurs any such loss or expense it shall from time to time notify the Company of the amount determined in good faith by such Lender (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Lender shall deem reasonable) to be necessary to indemnify such Lender for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrowers to such Lender ten (10) Business Days after such notice is given.

               (c) Taxes. Any and all payments made by the Borrowers hereunder or under the Loan Documents shall be made, in accordance with the provisions hereof, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Agent, the Issuing Bank, each Lender and each Lending Office, taxes on the overall net income of such entity imposed by the jurisdiction under the Laws of which such entity is organized or any taxing authority thereof or therein (all of such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrowers shall be required by Law to deduct any Taxes from or in respect of any sum payable hereunder or under any Loan Document, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 5.06(c)), such Lender, the Issuing Bank or such Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made,
(ii) the Borrowers shall make such deductions, and (iii) the Borrowers shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law. In addition, the Company agrees to pay any present or future stamp, transfer, recording, filing or documentary taxes, fees or any other excise or property taxes, charges, or similar levies which arise from any payment made hereunder or from the execution, delivery, or registration of, or otherwise with respect to, this Agreement. All such Taxes shall be paid by the Borrowers prior to the date on which penalties attach thereto or interest accrues thereon; provided that if any penalties or interest become due, the Borrowers may make prompt payment thereof to the appropriate governmental authority. The Borrowers shall indemnify each Lender, the Issuing Bank and each Agent for the full amount of such Taxes (including any taxes on amounts payable under this Section 5.06(c)) paid by such Lender, the Issuing Bank or such Agent and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. Any indemnification payment shall be due and payable to such Lender, the Issuing Bank or such Agent ten (10) Business Days after the date such Lender, the Issuing Bank or such Agent makes written demand therefor. Within 30 days after the date of any payment of any Taxes by the Company, the Company shall furnish to such Lender, the Issuing Bank or such Agent, at its address referred to herein, the original or a certified copy of a receipt evidencing payment thereof. If no Taxes are payable in respect of any payment by the Company, the Company shall, if so requested, provide a certificate of an Authorized Officer of the Company to that effect.

                    (d) Survival. The Obligations of the Borrowers under this Section 5.06 shall survive and continue in full force and effect notwithstanding (i) the execution and delivery of this Agreement and the other Loan Documents, (ii) the making of the Loans, (iii) the repayment of the Loans,
(iv) the payment in full of all interest, Fees and all other Obligations and (v) the termination of all obligations of the Agents, the Issuing Bank and the Lenders to the Borrowers under all Loan Documents.

          5.07      Interbank Market Presumption.   For all purposes of this
Agreement with respect to any aspects of the Euro-Rate, any Loan under the Euro-Rate Option or any Optional Currency, each Lender and the Administrative Agent shall be presumed to have obtained rates, funding currencies, deposits, and the like in the applicable interbank market regardless whether it did so or not; and, each Lender's and the Administrative Agent's determination of amounts payable under, and actions required or authorized by, Section 4.03 and 5.06 shall be calculated, at each Lender's and the Administrative Agent's option, as though each Lender and the Administrative Agent funded all Loans under the Euro-Rate Option through the purchase of deposits of the types and maturities corresponding to the deposits used as a reference in accordance with the terms hereof in determining the Euro-Rate applicable to such Loans, whether in fact that is the case.

          5.08      Judgment Currency.

                    (a)      Currency Conversion Procedures for Judgments.

                    If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in any currency (the "Original Currency") into another currency (the "Other Currency"), the parties hereby agree, to the fullest extent permitted by Law, that the rate of exchange used shall be that at which in accordance with normal banking procedures each Lender could purchase the Original Currency with the Other Currency after any premium and costs of exchange on the Business Day preceding that on which final judgment is given.

                    (b)      Indemnity in Certain Events.

                    The obligation of the Borrowers in respect of any sum due from Borrowers to any Lender hereunder shall, notwithstanding any judgment in an Other Currency, whether pursuant to a judgment or otherwise, be discharged only to the extent that, on the Business Day following receipt by any Agent, by the Issuing Bank or by any Lender of any sum adjudged to be so due in such Other Currency, such Agent, Issuing Bank or Lender may in accordance with normal banking procedures purchase the Original Currency, with such Other Currency. If the amount of the Original Currency so purchased is less than the sum originally due to such Agent, Issuing Bank or Lender in the Original Currency, the Borrowers agree, as a separate obligation and notwithstanding any such judgment or payment, to indemnify such Agent, Issuing Bank or Lender against such loss.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

          6.01 Representations and Warranties. The Borrowers, jointly and severally, represent and warrant to the Agents, the Issuing Bank and each of the Lenders as follows:

                    (a) Organization and Qualification. The Company and each of its Subsidiaries is a corporation or partnership, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. The Company and each of its Subsidiaries has the lawful power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct. The Company and each of its Subsidiaries is duly licensed or qualified and in good standing in each jurisdiction listed on
Schedule 6.01(a) and in all other jurisdictions where the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

                    (b) Capitalization and Ownership. All of the issued and outstanding shares of capital stock of the Company have been validly issued and are fully paid and nonassessable. There are no options, warrants or other rights outstanding to purchase any shares of capital stock of the Company except any options, warrants or other rights issued pursuant to stock purchase or option programs established by the Board of Directors of the Company for the benefit of any of its employees, officers or directors or as indicated on
Schedule 6.01(b).

                    (c) Subsidiaries. Schedule 6.01(c) states the name of each of the Company's Subsidiaries, its jurisdiction of incorporation, its authorized capital stock, the issued and outstanding shares (referred to herein as the "Subsidiary Shares") and the owners thereof if it is a corporation and its outstanding partnership interests (the "Partnership Interests") if it is a partnership. The Company and each of its Subsidiaries has good and marketable title to all of the Subsidiary Shares and Partnership Interests it purports to own, free and clear in each case of any Lien. All Subsidiary Shares and Partnership Interests have been validly issued and all Subsidiary Shares are fully paid and nonassessable. All capital contributions and other consideration required to be made or paid in connection with the issuance of the Partnership Interests have been made or paid, as the case may be. There are no options, warrants or other rights outstanding to purchase any such Subsidiary Shares or Partnership Interests except as indicated on Schedule 6.01(c).

                    (d) Power and Authority. Each Borrower has full power to enter into, execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, to incur the Indebtedness contemplated by the Loan Documents and to perform its Obligations under the Loan Documents to which it is a party and all such actions have been duly authorized by all necessary proceedings on its part (including any required consent or authorization of stockholders).

                    (e) Validity and Binding Effect. This Agreement has been duly and validly executed and delivered by each Borrower, and each other Loan Document which any Borrower is required to execute and deliver on or after the Effective Date will have been duly executed and delivered by such Borrower on the required date of delivery of such Loan Document. This Agreement and each other Loan Document constitutes or will constitute the legal, valid and binding obligation of each Borrower which is or will be a party thereto on and after its date of delivery thereof, enforceable against such Borrower in accordance with its terms, except to the extent that enforceability of any of such Loan Document may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

                    (f) No Conflict. Neither the execution and delivery of this Agreement or the other Loan Documents by any Borrower nor the consummation of the transactions herein or therein contemplated nor the incurrence of the Indebtedness contemplated by the Loan Documents nor the compliance with the terms and provisions hereof or thereof will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, by-laws or other organizational documents of any Borrower or
(ii) any Law or any agreement or instrument or order, writ, judgment, injunction or decree to which any Borrower is a party or by which it or any of its Properties may be subject or bound, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any Property (now or hereafter acquired) of any Borrower.

                    (g) Litigation. There are no actions, suits, proceedings or investigations pending or, to the knowledge of any Borrower, threatened against the Company or any of its Subsidiaries at law or equity before any Official Body or arbitrator which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. None of the Company or any of its Subsidiaries is in violation of any order, writ, injunction or any decree of any Official Body which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

                    (h) Title to Properties. The real property owned or leased by the Company and its Subsidiaries is described on Schedule 6.01(h).
The Company and its Subsidiaries have good and marketable title to or valid leasehold interests in all Properties and other rights which they purport to own or lease or which are reflected as owned or leased on their books and records, free and clear of all Liens and encumbrances except Permitted Liens, and subject to the terms and conditions of the applicable leases, except to the extent that the failure to do so individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. All leases of Property of the Company and its Subsidiaries are in full force and effect without the necessity for any consent which has not previously been obtained upon consummation of the transactions contemplated hereby.

                    (i)      Financial Statements.

                             (i)     Historical Statements.  The Company has
delivered to each of the Lenders copies of its audited consolidated year-end financial statements for and as of the end of the Fiscal Year ended January 26, 1997 (the "Annual Statements"). In addition, the Company has delivered to each of the Lenders copies of its unaudited consolidated interim financial statements for the Fiscal Quarter ended July 27,1997 (the "Interim Statements") (the Annual and Interim Statements being collectively referred to as the "Historical Statements"). The Historical Statements were compiled from the books and records maintained by the Company's management, are correct and complete and fairly represent the consolidated financial condition of the Company and its Subsidiaries as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied (except as disclosed in such financial statements), subject (in the case of the Interim Statements) to normal year-end audit adjustments.

                             (ii)    Financial Projections.  The Company has
delivered to each of the Lenders financial projections of the Company and its Subsidiaries for the period from January 27,1997 through January 26, 2003 derived from various assumptions of the Company's management (the "Financial Projections"). The Financial Projections accurately reflect the liabilities of the Company and its Subsidiaries upon consummation of the transactions contemplated hereby as of the Effective Date.

                             (iii)   Absence of Undisclosed Liabilities. Neither
the Company nor any of its Subsidiaries has any material liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the audited year-end financial statements delivered to the Lenders pursuant to subsection (A) above or Section 8.03(b) or in the notes thereto, other than as incurred in the ordinary course of business after the date of such statements. Except as disclosed therein or on the Schedules hereto, there are no unrealized or anticipated losses from any commitments of the Company or any Subsidiary of the Company which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. Since the date of the most recent audited year-end financial statements delivered to the Lenders pursuant to subsection
(A) above or Section 8.03(b), no circumstances or events have occurred which could reasonably be expected to have a Material Adverse Effect.

                    (j)      Use of Proceeds; Margin Stock; Section 20
Subsidiaries.

                             (i)     the Borrowers intend to use the proceeds of
the Loans in accordance with Section 8.01(j);

                             (ii)    neither the Company nor any of its
Subsidiaries engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U). No part of the proceeds of any Loan has been used, immediately, incidentally or ultimately, to purchase or carry any margin stock (other than common stock of the Company repurchased in accordance with Section 8.02(e)) or to extend credit to others for the purpose of purchasing or carrying any margin stock or to refund Indebtedness originally incurred for such purpose, or for any purpose which entails a violation of or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System. Neither the Company nor any of its Subsidiaries holds or intends to hold margin stock in such amounts that more than 25% of the reasonable value of the assets of the Company or any of its Subsidiaries are or will be represented by margin stock; and

                             (iii)   the Borrowers do not intend to use any
portion of the proceeds of the Loans, directly or indirectly (i) knowingly to purchase any Ineligible Securities from a Section 20 Subsidiary during any period in which such Section 20 Subsidiary makes a market in such Ineligible Securities, (ii) knowingly to purchase during the underwriting or placement period Ineligible Securities being underwritten or privately placed by a Section 20 Subsidiary, or (iii) to make payments of principal or interest on Ineligible Securities underwritten or privately placed by a Section 20 Subsidiary and issued by or for the benefit of any Borrower or any Affiliate of any Borrower.

                    (k) Full Disclosure. On the Effective Date, neither this Agreement nor any other Loan Document, nor any certificate, statement, agreement or other documents furnished to the Administrative Agent or any Lender in connection herewith or therewith, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading. On the Effective Date, there is no fact known to any Borrower which could reasonably be expected to have a Material Adverse Effect and which has not been set forth in this Agreement or in the certificates, statements, agreements or other documents furnished in writing to the Administrative Agent and the Lenders prior to or on the Effective Date in connection with the transactions contemplated hereby.

                    (l) Taxes. All federal, state, local and other tax returns required to have been filed with respect to the Company and each of its Subsidiaries have been filed and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges which have or may become due pursuant to said returns or to assessments received except to the extent that such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made. There are no agreements or waivers extending the statutory period of limitations applicable to any federal income tax return of the Company and its Subsidiaries for any period. No tax liens have been filed and no claims are pending or, to the knowledge of the Borrowers, threatened with respect to taxes which could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of any taxes or other governmental charges are maintained in accordance with GAAP. Except as disclosed on Schedule 6.01(l), there are no agreements or other arrangements with any Person whereby the Company or any of its Subsidiaries has any obligation to such Person in respect of the payment of any taxes or other governmental charges. For purposes of this Section, the Borrowers make no representations with respect to (i) any tax returns filed by Kmart, (ii) the payment of any fees, assessments or other governmental charges which have or may become due pursuant to said returns by Kmart or assessments received by Kmart and (iii) any agreements or waivers extending the statutory period of limitations applicable to any said returns of Kmart.

                    (m) Consents and Approvals. No consent, approval, exemption, order or authorization of, or a registration or filing with any Official Body or any other Person is required by Law or any agreement in connection with the execution and delivery of this Agreement and the other Loan Documents by any Borrower, the incurrence of the Indebtedness contemplated by the

Loan Documents, the consummation of the transactions herein and therein contemplated and the compliance with the terms and provisions hereof and thereof, except as listed on Schedule 6.01(m), all of which shall have been obtained or made on or prior to the Effective Date except as otherwise indicated on Schedule 6.01(m).

                    (n) No Event of Default; Compliance with Instruments. No Event of Default or Potential Default has occurred and is continuing. Neither the Company nor any of its Subsidiaries is in violation of (i) any term of its certificate of incorporation, by-laws, or other organizational documents or (ii) any agreement or instrument or order, writ, judgment, injunction or decree to which it is a party or by which it or any of its Properties may be subject or bound where such violation individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

                    (o)      Patents, Trademarks, Copyrights, Licenses, Etc.
The Company and each of its Subsidiaries owns or possesses all the material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises, permits and rights necessary to own and operate its properties and to carry on its business as presently conducted and planned to be conducted by the Company or such Subsidiary, without known conflict with the rights of others.

                    (p) Insurance. Schedule 6.01(p) describes all insurance policies and other bonds to which the Company or any of its Subsidiaries is a party, all of which are valid and in full force and effect. No notice has been given or claim made and no grounds exist to cancel or avoid any of such policies or bonds or to reduce the coverage provided thereby. Such policies and bonds provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of the Company and each of its Subsidiaries in accordance with prudent business practice in the industry of the Company and its Subsidiaries.

                    (q) Compliance with Laws. The Company and its Subsidiaries are in compliance in all respects with all applicable Laws (other than Environmental Laws which are specifically addressed in subsection (v)) in all jurisdictions in which the Company or any of its Subsidiaries is presently or will be doing business except where the failure to do so individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

                    (r) Material Contracts. All contracts which are material to the business operations of the Company and its Subsidiaries are valid, binding and enforceable upon the Company and each such Subsidiary and each of the other parties thereto in accordance with their respective terms, and there is no default thereunder, to the Borrowers' knowledge, with respect to parties other than the Company or its Subsidiaries.

                    (s) Investment Companies. Neither the Company nor any of its Subsidiaries is an "investment company" registered or required to be registered under the Investment Company Act of 1940 or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940 and none of them shall become such an "investment company" or under such "control." None of the Borrowers or any Subsidiaries of any Borrower is subject to any other federal or state statute or regulation limiting its ability to incur Indebtedness for borrowed money.

                    (t) Plans and Benefit Arrangements. Except as set forth on Schedule 6.01(t):

                              (i)   The Company and each of its Subsidiaries is
in compliance in all material respects with any applicable provisions of ERISA with respect to all Benefit Arrangements. There has been no Prohibited Transaction with respect to any Benefit Arrangement that individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

                              (ii)   Neither the Company nor any of its
Subsidiaries maintains or contributes to any Plan, Multiemployer Plan or Multiple Employer Plan.

                              (iii)   To the extent that any Benefit Arrangement
is insured, the Company and all of its Subsidiaries have paid when due all premiums required to be paid for all periods except where the failure to make such payment individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. To the extent that any Benefit Arrangement is funded other than with insurance, the Company and all of its Subsidiaries have made when due all contributions required to be paid for all periods except where the failure to make such contribution individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

                              (iv)   All Benefit Arrangements have been
administered in accordance with their terms and applicable Law except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

                              (v)   Neither the Company nor any of its
Subsidiaries maintains or contributes to or otherwise has any liability under any Benefit Arrangement under which benefits are provided to former employees of the Company or any of its Subsidiaries.

                              (vi)   No claims or lawsuits are pending or, to
the knowledge of the Borrowers, threatened with respect to any Benefit Arrangement, other than normal claims for benefits.

                              (vii)   As of the Effective Date neither the
Company nor any member of the ERISA Group maintains, sponsors or contributes to any Plan, Multiemployer Plan or Multiple Employer Plan.

                    (u) Employment Matters. The Company and each Subsidiary of the Company is in compliance with the Labor Contracts and all applicable federal, state and local labor and employment Laws including those related to equal employment opportunity and affirmative action, labor relations, minimum wage, overtime, child labor, medical insurance continuation, worker adjustment and relocation notices, immigration controls and worker and unemployment compensation, where the failure to comply individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. There are no outstanding grievances, arbitration awards or appeals therefrom arising out of the Labor Contracts or current or threatened strikes, picketing, handbilling or other work stoppages or slowdowns at facilities of any of the Borrowers which, in any case, individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

                    (v)      Environmental Matters.  Except as disclosed on
Schedule 6.01(v):

                              (i)   Neither the Company nor any Subsidiary of
the Company has received any Environmental Complaint from any Official Body or private Person alleging that it or any prior or subsequent owner of its Property is a potentially responsible party under the Comprehensive Environmental Response, Cleanup and Liability Act, 42 U.S.C. Section 9601, et seq., and none of the Borrowers has any reason to believe that such an Environmental Complaint might be received. There are no pending or, to the Borrowers' knowledge, threatened Environmental Complaints relating to the Company or any Subsidiary of the Company or, to the Borrowers' knowledge, any prior or subsequent owner of their Property pertaining to, or arising out of, any Environmental Conditions.

                              (ii)   Except for conditions, violations or
failures which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, there are no circumstances at, on or under the Company's and its Subsidiaries' Property that constitute a breach of or non-compliance with any of the Environmental Laws, and there are no past or present Environmental Conditions at, on or under such Property or, to the Borrowers' knowledge, at, on or under adjacent property, that prevent compliance with the Environmental Laws at such Property or that otherwise would require that any removal, remediation or other corrective action or cleanup be taken with respect to such Property or any adjacent property.

                              (iii)   Neither the Property of the Company and
its Subsidiaries nor any structures, improvements, equipment, fixtures, activities or facilities thereon or thereunder contain or use Regulated Substances except in compliance with Environmental Laws or under circumstances where any failure to comply with Environmental Laws could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. There are no processes, facilities, operations, equipment or any other activities at, on or under such Property, or, to the Borrowers' knowledge, at, on or under adjacent property, that have resulted or are currently resulting in the release or threatened release of Regulated Substances onto such Property, except to the extent that such releases or threatened releases are not a breach of or otherwise not a violation of the Environmental Laws, and except where such releases or threatened releases individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

                              (iv)   There are no aboveground storage tanks,
underground storage tanks or underground piping associated with such tanks, used for the management of Regulated Substances at, on or under the Property of the Company and its Subsidiaries that (a) do not have a full operational secondary containment system in place, and (b) are not otherwise in compliance with all Environmental Laws. There are no abandoned underground storage tanks or underground piping associated with such tanks, previously used for the management of Regulated Substances at, on or under such Property that have not either been closed in place in accordance with Environmental Laws or removed in compliance with all applicable Environmental Laws and no contamination associated with the use of such tanks exists on such Property.

                              (v)   The Company and each Subsidiary of the
Company has obtained all permits, licenses, authorizations, plans and approvals necessary under the Environmental Laws for the conduct of its business as presently conducted except where the failure to do so individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. The Company and each Subsidiary of the Company has submitted all notices, reports and other filings required by the Environmental Laws to be submitted to an Official Body which pertain to past and current operations on their Property except where the failure to do so individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

                              (vi)   Except for violations which individually or
in the aggregate could not reasonably be expected to have a Material Adverse Effect, all past and present on-site generation, storage, processing, treatment, recycling, reclamation, disposal or other use or management of Regulated Substances at, on, or under the Property of the Company and its Subsidiaries and all off-site transportation, storage, processing, treatment, recycling, reclamation, disposal or other use or management of Regulated Substances has been done in accordance with the Environmental Laws.

                    (w) Senior Debt Status. The Obligations of each Borrower under this Agreement and each of the other Loan Documents to which it is a party do rank and will rank at least pari passu in priority of payment with all other Indebtedness of such Borrower except Indebtedness of such Borrower to the extent secured by Permitted Liens. There is no Lien upon or with respect to any of the properties or income of any Borrower or Subsidiary of any Borrower which secures indebtedness or other obligations of any Person except for Permitted Liens.

                    (x) Solvency. After giving effect to each incurrence of Indebtedness hereunder, and the payment of all Fees, costs and expenses payable by each of the Borrowers hereunder, each of the Borrowers is Solvent.

               6.02 Updates to Schedules. Should any of the information or disclosures provided on any of the Schedules attached hereto become outdated or incorrect in any material respect, the Company shall promptly provide the Administrative Agent in writing with such revisions or updates to such Schedule as may be necessary or appropriate to update or correct same; provided that, except for the amendment of Schedule 1.01(B) as contemplated by Section 2.01(c) and 12.11 and the amendment of Schedule 6.01(c) in connection with any new Subsidiary of the Company as permitted herein, no Schedule shall be deemed to have been amended, modified or superseded by any such correction or update, nor shall any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule be deemed to have been cured thereby, unless and until the Required Lenders, in their sole and absolute discretion, shall have accepted in writing such revisions or updates to such Schedule.

                                  ARTICLE VII
                             CONDITIONS OF LENDING

          The obligation of each Lender to make Revolving Credit Loans, the obligation of any Lender to make Bid Loans and the obligation of the Issuing Bank to issue Letters of Credit hereunder is subject to the performance by each of the Borrowers of its Obligations to be performed hereunder at or prior to the making of any such Loans or issuance of such Letters of Credit and to the satisfaction of the following further conditions:

          7.01      Effective Date.  On the Effective Date:

                    (a) The representations and warranties of each of the Borrowers contained in Article VI shall be true and accurate on and as of the Effective Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein); no Event of Default or Potential Default under this Agreement shall have occurred and be continuing or shall exist; and there shall be delivered to the Administrative Agent for the benefit of each Lender a certificate of each of the Borrowers, dated the Effective Date and signed by an Authorized Officer of each of the Borrowers, to each such effect;

                    (b) There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate dated the Effective Date and signed by the Secretary or an Assistant Secretary of each of the Borrowers, certifying as appropriate as to:

                              (i)   all corporate action taken by such Borrower
in connection with this Agreement and the other Loan Documents (which shall include copies of all Board of Directors and stockholder resolutions);

                              (ii)   the names of the officer or officers
authorized to sign this Agreement and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of such Borrower for purposes of this Agreement and the true signatures of such officers, on which the Administrative Agent and each Lender may conclusively rely; and

                              (iii)   copies of its organizational documents,
including its certificate of incorporation and bylaws as in effect on the Effective Date certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of such Borrower in each state where organized or where its principal executive office is located.

                    (c) There shall have been delivered to the Administrative Agent for the benefit of each Lender a certificate dated the Effective Date and signed by an Authorized Officer of the Company containing calculations in detail satisfactory to the Administrative Agent showing the Fixed Charge Coverage Ratio as of the end of the most recently ended Fiscal Quarter and the Consolidated Tangible Net Worth as of the Effective Date.

                    (d) The Agreement and the other Loan Documents shall have been duly executed and delivered to the Administrative Agent for the benefit of the Lenders.

                    (e) There shall be delivered to the Administrative Agent for the benefit of each Lender a written opinion of Dickinson, Wright, Moon, Van Dusen & Freeman, counsel for the Borrowers and the Guarantors, a written opinion of Baker & McKenzie, U.K. counsel to the Borrowers and the Guarantors, and a written opinion of the General Counsel of the Company, dated the Effective Date and in form and substance satisfactory to the Agents and their counsel:

                              (i)   as to the matters set forth in Exhibit
7.01(e)(i); and

                              (ii)   as to such other matters incident to the
transactions contemplated herein as the Agents may reasonably request.

                    (f) All legal details and proceedings in connection with the transactions contemplated by the Agreement and the other Loan Documents shall be in form and substance satisfactory to the Administrative Agent and counsel for the Administrative Agent, and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent and said counsel, as the Administrative Agent or said counsel may reasonably request.

                    (g) The Borrowers shall pay or cause to be paid to the Administrative Agent for itself and for the account of the Lenders (to the extent not previously paid) the Fees, and all other fees accrued through the Effective Date and the costs and expenses for which the Agents and the Lenders are entitled to be reimbursed.

                    (h) All material consents required to effectuate the transactions contemplated hereby as set forth on Schedule 6.01(m) shall have been obtained.

                    (i) The making of the Loans shall not contravene any Law applicable to any Borrower, any Agent, the Issuing Bank or any of the Lenders.

                    (j) No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of this Agreement or the consummation of the transactions contemplated hereby or which, in the Administrative Agent's sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the other Loan Documents.

                    (k) The Lenders shall have received copies of the Annual Statements, the Interim Statements and the Financial Projections each in form and substance satisfactory to the Lenders.

                    (l) The Administrative Agent shall have received a copy of a letter to the Company from the independent certified public accountants of the Borrowers acknowledging that the Company has advised such accountants that the Agents and the Lenders are relying on the financial statements of the Company and its Subsidiaries and such accountants' audit reports thereon.

                    (m) The Administrative Agent shall have received a duly executed and completed Loan Request for any Loans to be advanced on the Effective Date.

                    (n) The Issuing Bank shall have received a duly executed and completed application for Letter of Credit for any Letter of Credit to be issued on the Effective Date.

                    (o) The Administrative Agent shall have received such other documents as any Lender or its counsel may have reasonably requested.

          7.02 Each Additional Loan. At the time of making any Loans or issuing any Letter of Credit, other than any Loans made or Letters of Credit issued on the Effective Date hereunder (or the Subsequent Effective Date), and after giving effect to the proposed borrowings: the representations and warranties of the Borrowers contained in Article VI shall be true on and as of the date of such Loan or Letter of Credit with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein); no Event of Default or Potential Default shall have occurred and be continuing or shall exist; the making of such Loans or issuance of such Letter of Credit shall not contravene any Law applicable to the Company or any of its Subsidiaries, any Agent or any of the Lenders; the Company shall have delivered to the Administrative Agent a duly executed and completed Loan Request; and the Company shall have delivered to the Issuing Bank a duly executed and completed application for a Letter of Credit.

          7.03 Subsequent Effective Date. On the Subsequent Effective Date and prior to the Lenders making any Loans to Books Etc.:

                    (a) There shall be delivered to the Administrative Agent for the benefit of each Lender a letter agreement from Books Etc. agreeing to be bound by this Agreement as a Borrower (but not as a Guarantor) and a letter agreement from each Subsidiary of Books Etc. agreeing to be bound by this Agreement as a Guarantor only in respect of the obligations of Books Etc.

                    (b) The representations and warranties of each of the Borrowers contained in Article VI shall be true and accurate with respect to Books Etc. on and as of the Subsequent Effective Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein); no Event of Default or Potential Default under this Agreement shall have occurred and be continuing or shall exist; and there shall be delivered to the Administrative Agent for the benefit of each Lender a certificate of Books Etc., dated the Subsequent Effective Date and signed by an Authorized Officer of Books Etc., to each such effect;

                    (c) There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate dated the Subsequent Effective Date and signed by the Secretary or an Assistant Secretary of Books Etc., certifying as appropriate as to:

                              (i)   all corporate action taken by Books Etc. in
connection with this Agreement and the other Loan Documents (which shall include copies of all Board of Directors and stockholder resolutions);

                              (ii)   the names of the officer or officers
authorized to sign this Agreement and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of Books Etc. for purposes of this Agreement and the true signatures of such officers, on which the Administrative Agent and each Lender may conclusively rely; and

                              (iii)   copies of its organizational documents,
including its certificate of incorporation and bylaws (or equivalent thereof) as in effect on the Subsequent Effective Date certified by the appropriate government official where such documents are filed in a government office together with certificates from the appropriate government officials as to the continued existence and good standing of Books Etc. in the jurisdiction where organized or where its principal executive office is located.

                    (d) There shall be delivered to the Administrative Agent for the benefit of each Lender a written opinion of Dickinson, Wright, Moon, Van Dusen & Freeman, counsel for the Borrowers and the Guarantors, a written opinion of Baker & McKenzie, U.K. counsel to the Borrowers and the Guarantors, and a written opinion of the General Counsel of the Company, dated the Subsequent Effective Date and in form and substance satisfactory to the Administrative Agent and its counsel:

                              (i)   as to the matters set forth in Exhibit
7.01(e)(i); and

                              (ii)   as to such other matters incident to the
transactions contemplated herein as the Administrative Agent may reasonably request.

                    (e) All legal details and proceedings in connection with the transactions contemplated by the Agreement and the other Loan Documents shall be in form and substance satisfactory to the Administrative Agent and its counsel and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the

Administrative Agent and said counsel, as the Administrative Agent or said counsel may reasonably request.

                    (f) The making of the Loans shall not contravene any Law applicable to Books Etc., any Agent, the Issuing Bank or any of the Lenders.

                    (g) The Administrative Agent shall have received a duly executed and completed Loan Request for any Loans to be advanced to Books Etc. on the Subsequent Effective Date.

                    (h) The Administrative Agent shall have received such other documents as any Lender or its counsel may have reasonably requested.


                                  ARTICLE VIII
                                   COVENANTS

          8.01 Affirmative Covenants. The Borrowers, jointly and severally, covenant and agree that until payment in full of the Loans and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Borrowers' Obligations under the Loan Documents and termination of the Commitments, the Borrowers shall comply at all times with the following affirmative covenants:

                    (a) Preservation of Existence, etc. Each Borrower shall, and shall cause each of its Subsidiaries to maintain its corporate existence and its license or qualification and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary; provided that (i) Borrowers may engage in transactions permitted by Section 8.02(f), and (ii) with respect to Subsidiaries of the Borrowers (other than Borrowers themselves), such Subsidiaries may fail to do so to the extent that such failure individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

                    (b) Payment of Liabilities, Including Taxes, etc. Each Borrower shall, and shall cause each of its Subsidiaries to, duly pay and discharge all liabilities to which it is subject or which are asserted against it, promptly as and when the same shall become due and payable, including all taxes, assessments and governmental charges upon it or any of its Properties, income or profits, prior to the date on which penalties attach thereto, except to the extent that such liabilities, including taxes, assessments or charges, are being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made, and except to the extent that failure to discharge any such liabilities individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect; provided that the Borrowers and their Subsidiaries will pay all such liabilities forthwith upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor.

                    (c) Maintenance of Insurance. Each Borrower shall, and shall cause each of its Subsidiaries to, insure its Properties against loss or damage by fire and such other insurable hazards as such assets are commonly insured (including fire, extended coverage, property damage, worker's compensation, public liability and business interruption insurance) and against other risks (including errors and omissions) in such amounts as similar properties and assets are insured by prudent companies in similar circumstances carrying on similar businesses, and with reputable and financially sound insurers, including self-insurance to the extent customary, all as reasonably determined by the Administrative Agent. At the request of the Administrative Agent, the Company shall deliver from time to time a summary schedule indicating all insurance then in force with respect to each of the Borrowers.

                    (d) Maintenance of Properties. Each Borrower shall, and shall cause each of its Subsidiaries to, maintain in good repair, working order and condition (ordinary wear and tear excepted) in accordance with the general practice of other businesses of similar character and size, all Property useful or necessary to its business, and from time to time, each such Borrower will make or cause to be made all appropriate repairs, renewals or replacements thereof except to the extent that the failure to do so individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

                    (e) Maintenance of Patents, Trademarks, etc. Each Borrower shall, and shall cause each of its Subsidiaries to, maintain in full force and effect all patents, trademarks, trade names, copyrights, licenses, franchises, permits and other authorizations necessary for the ownership and operation of its properties and business, except to the extent that the failure so to maintain the same individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

                    (f) Visitation Rights. Each Borrower shall, and shall cause each of its Subsidiaries to, permit any of the officers or authorized employees or representatives of the Administrative Agent or any of the Lenders to visit and inspect any of its properties and to examine and make excerpts from its books and records and discuss its business affairs, finances and accounts with its officers, all in such detail and at such times and as often as any of the Lenders may reasonably request. Each Lender shall provide the Company and the Administrative Agent with reasonable notice prior to any visit or inspection; provided that no such notice shall be required after the occurrence and during the continuation of a Potential Default or an Event of Default. In the event any Lender desires to conduct an audit of any Borrower, such Lender shall make a reasonable effort to conduct such audit contemporaneously with any audit to be performed by the Administrative Agent. At the request of either Agent, but not more frequently than once a year, the Borrowers and their respective Authorized Officers shall hold a meeting of the Lenders, at which the Borrowers will present an analysis of the financial performance of the Company and its Subsidiaries during the previous Fiscal Year and a discussion of the expected results of operations for the then current Fiscal Year.

                    (g) Keeping of Records and Books of Account. The Company shall, and shall cause each Subsidiary of the Company to, maintain and keep proper books of record and account which enable the Company and its Subsidiaries to issue financial statements in accordance with GAAP and as otherwise required by applicable Laws or any Official Body having jurisdiction over the Company or any Subsidiary of the Company, and in which full, true and correct entries shall be made in all material respects of all its dealings and business and financial affairs.

                    (h) Plans and Benefit Arrangements. The Company shall, and shall cause each of its Subsidiaries to, comply with ERISA, the Internal Revenue Code and other applicable Laws applicable to Benefit Arrangements except where failure to comply individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company shall make, and cause each of its Subsidiaries to make, in a timely manner, all contributions due to Benefit Arrangements.

                    (i) Compliance with Laws. Each Borrower shall, and shall cause each of its Subsidiaries to, comply with all applicable Laws, including all Environmental Laws, in all respects, provided that it shall not be deemed to be a violation of this Section 8.01(i) if any failure to comply with any Law would not result in fines, penalties, remediation costs, other similar liabilities or injunctive relief which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

                    (j) Use of Proceeds. The Borrowers will use the proceeds of the Loans only for working capital and general corporate purposes, repurchases of the Company's common stock in accordance with Section 8.02(e) and Purchases and Investments as permitted by this Agreement, and such uses shall not contravene any applicable Law or any other provision thereof. No part of the proceeds of any Loan has been or will be used, immediately, incidentally or ultimately, to purchase or carry any margin stock (other than common stock of the Company repurchased in accordance with Section 8.02(e)) or to extend credit to others for the purpose of purchasing or carrying any margin stock or to refund Indebtedness originally incurred for such purpose, or for any purpose which entails a violation of or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System. No more than 25% of the reasonable value of the assets of the Company or any of its Subsidiaries will be represented by margin stock. The Borrowers shall not use any portion of the proceeds of the Loans, directly or indirectly (i) knowingly to purchase any Ineligible Securities from a Section 20 Subsidiary during any period in which such Section 20 Subsidiary makes a market in such Ineligible Securities, (ii) knowingly to purchase during the underwriting or placement period Ineligible Securities being underwritten or privately placed by a Section 20 Subsidiary, or (iii) to make payments of principal or interest on Ineligible Securities underwritten or privately placed by as Section 20 Subsidiary and issued by or for the benefit of any Borrower or any Affiliate of any Borrower.

                    (k) Subsequent Credit Terms. The Company shall notify the Administrative Agent in writing not less than ten (10) Business Days prior to any Borrower entering into any credit agreement or any amendment or modification to any existing credit agreement in either case as otherwise permitted hereunder, pursuant to which any Borrower agrees to representations, warranties or covenants which are more restrictive, as determined in the sole discretion of the Administrative Agent, than the representations, warranties or covenants hereof (the "More Restrictive Provisions"). Upon the execution of such new credit agreement, amendment or modification, the corresponding covenants, terms and conditions of this Agreement shall be and shall be deemed to be automatically and immediately amended to conform with and to include the applicable More Restrictive Provisions of such new credit agreement, amendment or modification; provided, that the foregoing shall not be applicable to or be deemed to affect any provision of this Agreement if any new credit agreement, amendment or modification is less restrictive. Each of the Borrowers hereby agrees promptly to execute and deliver any and all such documents and instruments and to take all such further actions as the Administrative Agent may, in its sole discretion, deem necessary or appropriate to effectuate the provisions of this Section 8.01(k).

                    (l) Subsidiary Guaranties. If (i) any Restricted Subsidiary's total assets determined in accordance with GAAP at the end of any Fiscal Quarter constitute more than 10% of Consolidated Tangible Net Worth determined at the end of such Fiscal Quarter or (ii) any Restricted Subsidiary's net income determined in accordance with GAAP for any rolling four Fiscal Quarter period exceeds 10% of Consolidated Net Income for such four Fiscal Quarters, the Company shall cause such Restricted Subsidiary to agree to be bound by the provisions of Article IX hereof and to execute a letter agreement to such effect in form and substance satisfactory to the Administrative Agent and to deliver such legal opinions and other documents and instruments as the Administrative Agent may request.

          8.02 Negative Covenants. The Borrowers, jointly and severally, covenant and agree that until payment in full of the Loans and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Borrowers' Obligations under the Loan Documents and termination of the Commitments, the Borrowers shall comply at all times with the following negative covenants:

                    (a) Indebtedness. Each of the Borrowers shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness, except:

                              (i)     Indebtedness under the Loan Documents;

                              (ii)    Indebtedness existing on the Effective
Date as set forth on Schedule 8.02(a) (including any extensions or renewals thereof provided there is no increase in the amount thereof or other significant change in the terms thereof unless otherwise specified on Schedule 8.02(a));

                              (iii)   Capitalized Lease Obligations;

                              (iv)    interest rate swap, cap, collar or floor
agreements or other interest rate management devices with any Lender, referencing an aggregate notional amount not to exceed, based on the reasonable business judgment of the Company, the maximum principal amount outstanding at any time of all Indebtedness of the Company and its Subsidiaries on a consolidated basis plus an amount equal to 50% of Capitalized Rent Expense, with such interest rate management devices to be entered into for hedging purposes only and not for speculation;

                              (v)     Indebtedness secured by Purchase Money
Security Interests, so long as the amount of such Indebtedness does not exceed the purchase price of the property which is subject to such Purchase Money Security Interests;

                              (vi)    Indebtedness of an Unrestricted Subsidiary
which is a Domestic Subsidiary to another Unrestricted Subsidiary which is a Domestic Subsidiary or to the Company;

                              (vii)   Indebtedness of the Company to an
Unrestricted Subsidiary which is a Domestic Subsidiary so long as such Indebtedness is unsecured;

                              (viii)  Contingent Obligations as and to the
extent permitted under Section 8.02(c);

                              (ix)    Indebtedness of the Company and its
Domestic Subsidiaries in addition to Indebtedness otherwise permitted by clause
(i) to (viii) above with an aggregate principal Dollar Equivalent amount outstanding not to exceed 20% of Consolidated Tangible Net Worth (determined as of the last day of the Fiscal Quarter most recently ended);

                              (x)     unsecured Indebtedness of Foreign
Subsidiaries which are not Borrowers with an aggregate principal Dollar Equivalent amount outstanding not to exceed $10,000,000 or Indebtedness of one Foreign Subsidiary to another Foreign Subsidiary;

                              (xi)  Permitted Sutro Refinancing Indebtedness, so
long as (A) the aggregate principal amount of any such Indebtedness outstanding does not exceed $36,000,000, (B) the aggregate principal amount of any such Indebtedness incurred, at the date of incurrence, is at least 85% of the face value of the amount of "Notes" (as defined in the Note Put Agreements) purchased by Borders as required by Section 2.2 of the Note Purchase Agreements, (C) any such Indebtedness is incurred no sooner than the relevant "Tenant Purchase Date" (as defined in the Note Put Agreements), (D) the representations, warranties and covenants contained in the documentation with respect to any such Indebtedness are no more restrictive, as determined in the reasonable discretion of the Administrative Agent, than the representations, warranties or covenants hereof,
(E) the maturity of any such Indebtedness is not less than two years from the date of incurrence, and (F) on or before the date of incurrence, the Borrowers shall have delivered to the Lenders proforma financial statements, in form and substance satisfactory to the Lenders, showing that, during the term of such Indebtedness, based on reasonable projections of the financial performance of the Borrowers, the Borrowers will not be in violation of any of the financial covenants contained in Section 8.02; and

                              (xii)  Indebtedness of the Borrowers under the
Lease Financing Guarantee, so long as the conditions specified in Section 8.02(c)(vii) have been satisfied, or any refinancing of any or all of such Indebtedness on substantially the terms described in Section 21.1 of the Form of Lease attached as Exhibit G to the Participation Agreement.

                    (b) Liens. Each of the Borrowers shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Lien on any of its Property now owned or hereafter acquired, or agree or become liable to do so, except Permitted Liens.

                    (c) Contingent Obligations. Each of the Borrowers shall not, and shall not permit any of its Subsidiaries to, at any time, directly or indirectly, become or be liable in respect of any Contingent Obligations, except for:

                              (i)  Contingent Obligations of the Company or any
Unrestricted Subsidiary which is a Domestic Subsidiary in respect of obligations of the Company or any Unrestricted Subsidiary which is a Domestic Subsidiary;

                              (ii) Permitted Lease Contingent Obligations,
provided that the portion of all such Permitted Lease Contingent Obligations which constitute current liabilities determined and consolidated in accordance with GAAP (whether such amounts are fixed or percentage rent, fees, costs, accelerated payments or otherwise), shall not exceed Fifteen Million Dollars ($15,000,000) at any one time;

                              (iii) Contingent Obligations arising by operation
of any applicable law which individually or in the aggregate could not reasonably be expected to have Material Adverse Effect;

                              (iv) any Contingent Obligations arising under the
Note Put Agreements;

                              (v) any Contingent Obligations arising under any
computer leases with respect to which Kmart is the lessee and any of the Borrowers is the user of such computer equipment;

                              (vi) any Contingent Obligations arising under any
of the Kmart Agreements;

                              (vii) Contingent Obligations arising under the
Lease Financing Guarantee, provided, however, that the aggregate amount of Contingent Obligations permitted thereunder shall not exceed $250,000,000;

                              (viii) Contingent Obligations constituting a
Permitted Joint Venture Activity, provided no Event of Default or Potential Default has occurred and is continuing or would result therefrom and subject to
Section 8.02(u);

                              (ix) Contingent Obligations constituting a
Permitted Restricted Subsidiary Activity, provided no Event of Default or Potential Default has occurred and is continuing or would result therefrom and subject to Section 8.02(u);

                              (x) Contingent Obligations of the Company or any
Unrestricted Subsidiary which is a Domestic Subsidiary in respect of all obligations other than operating lease obligations of any Unrestricted Subsidiary which is a Foreign Subsidiary, subject to Section 8.02(u); and

                              (xi) Contingent Obligations of the Company or any
Unrestricted Subsidiary which is a Domestic Subsidiary in respect of operating lease obligations of any Unrestricted Subsidiary which is a Foreign Subsidiary provided that the portion of all such Contingent Obligations which constitute current liabilities determined and consolidated in accordance with GAAP is limited to lease payments (whether such amounts are fixed or percentage rent, fees, costs, accelerated payments of otherwise) not in excess of an aggregate of $15,000,000 in any Fiscal Year with respect to all Unrestricted Subsidiaries which are Foreign Subsidiaries; and

                              (xii)  Contingent Obligations of any Unrestricted
Subsidiary which is a Foreign Subsidiary in respect of obligations of another Unrestricted Subsidiary which is a Foreign Subsidiary.

                    (d) Loans and Investments. Each of the Borrowers shall not, and shall not permit any of its Subsidiaries to, at any time make or suffer to remain outstanding any loan or advance to, or purchase, acquire or own any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) in, or any other investment or interest in, or make any capital contribution to, any other Person, or agree, become or remain liable to do any of the foregoing (collectively, "Investments"), except:

                              (i)   trade credit extended on usual and customary
terms in the ordinary course of business;

                              (ii)   advances to employees to meet expenses
incurred by such employees in the ordinary course of business;

                              (iii)   Permitted Investments;

                              (iv)   Investments by the Company in any
Unrestricted Subsidiary which is a Domestic Subsidiary or by any Unrestricted Subsidiary which is a Domestic Subsidiary in the Company or an Unrestricted Subsidiary which is a Domestic Subsidiary, so long as any loans or advances are unsecured;

                              (v)   Investments by the Company or any
Unrestricted Subsidiary which is a Domestic Subsidiary in any Unrestricted Subsidiary which is a Foreign Subsidiary, so long as any loans or advances are unsecured; provided, however, that any such Investments permitted by this clause
(v) plus any Foreign Purchases pursuant to clause (viii) below may not exceed in the aggregate 15% of Consolidated Tangible Net Worth (determined as of the last day of the Fiscal Quarter most recently ended) and subject to Section 8.02(u);

                              (vi)   a Purchase of Books Etc. and its
Subsidiaries (including Books Etc. Properties Limited), corporations organized and existing under the laws of England for a total purchase price (including Indebtedness assumed) not to exceed $75,000,000, so long as no Potential Default or Event of Default has occurred and is continuing or would result therefrom;

                              (vii)   Domestic Purchases (a) so long as no
Potential Default or Event of Default has occurred and is continuing or would result therefrom, (b) so long as the assets or business subject to such Domestic Purchase is in substantially the same or a similar type of business as the Company and its Subsidiaries, (c) so long as the Board of Directors of any Person to be acquired has approved the terms of the Purchase, and (d) so long as the Company delivers to the Lenders on or before the date on which it or any of its Subsidiaries agrees to or consummates any Domestic Purchase proforma financial statements, in form and substance satisfactory to the Administrative Agent, showing that no Event of Default or Potential Event of Default will occur under Sections 8.02(o), (p) or (q) over the 12 month period following the effective date of the Purchase, based on reasonable projections of the financial performance of the Borrowers;

                              (viii)   Foreign Purchases (a) so long as no
Potential Default or Event of Default has occurred and is continuing or would result therefrom, (b) so long as the assets or business subject to such Foreign Purchase is in substantially the same or a similar type of business as the Company and its Subsidiaries, (c) so long as the Board of Directors of any Person to be acquired has approved the terms of the Foreign Purchase, (d) so long as the aggregate purchase amount payable in cash for all Foreign Purchases permitted by this clause (viii) plus all Investments pursuant to clause (v) above does not exceed 15% of Consolidated Tangible Net Worth (determined as of the last day of the Fiscal Quarter most recently ended) and subject to Section 8.02(u); and (e) so long as the Company delivers to the Lenders on or before the date on which it or any of its Subsidiaries agrees to or consummates any Foreign Purchase proforma financial statements, in form and substance satisfactory to the Administrative Agent, showing that no Event of Default or Potential Event of Default will occur under Sections 8.02(o), (p) or (q) over the 12 month period following the effective date of the Purchase, based on reasonable projections of the financial performance of the Borrowers;

                              (ix)   loans and advances, in addition to those
permitted under Section 8.02(d)(ii), to employees in an aggregate principal amount not to exceed $10,000,000;

                              (x)   Investments constituting Permitted Joint
Venture Activities, provided no Event of Default or Potential Default has occurred and is continuing or would result therefrom and subject to Section 8.02(u);

                              (xi)   Investments constituting Permitted
Restricted Subsidiary Activities, provided no Event of Default or Potential Default has occurred and is continuing or would result therefrom and subject to
Section 8.02(u);

                              (xii)   repurchases of the Company's common stock
in accordance with Section 8.02(e); and

                            (xiii)   Investments by one Foreign Subsidiary in
another Foreign Subsidiary.

                    (e) Dividends and Related Distributions. The Company shall not, and shall not permit any of its Subsidiaries to, make or pay, or agree to become or remain liable to make or pay, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of its shares of capital stock or partnership interests or on account of the purchase, redemption, retirement or acquisition of its shares of capital stock (or warrants, options or rights therefor) (collectively, "Distributions"), except:

                              (i)     the Company may make open market
repurchases of shares of its common stock, and it may receive shares of its common stock as payment of the exercise price of options, or as payment of taxes associated with the exercise of options or the vesting of restricted shares, which such delivered shares are deemed to be repurchased by the Company at fair market value (as defined in the Company's stock option plan) on the date of delivery to the Company, so long as the aggregate amount paid by the Company with respect to all such repurchases (including all such deemed repurchases) does not at any time exceed the Repurchase Amount in effect from time to time and no Event of Default or Potential Default has occurred and is continuing or would result therefrom;

                              (ii)    the Company may engage in stock splits
(including reverse stock splits) or pay dividends in stock;

                              (iii)   Wholly-owned Subsidiaries may make
Distributions to the Company or another Wholly-owned Subsidiary;


                              (iv)    Subsidiaries other than Wholly-owned
Subsidiaries may make Distributions so long as (a) the aggregate amount of Distributions made by any such Subsidiary to any Person other than the Company or a Subsidiary of the Company in any Fiscal Year does not exceed 50% of such Person's pro rata share (based on the percentage of stock or other equity interests owned by such Person) of such Subsidiary's net income for such Fiscal Year as determined in accordance with GAAP and (b) no later than ten (10) days prior to any such Distribution, the Company shall have given written notice to the Lenders and the Agents thereof, together with calculations demonstrating that such Distribution complies with this clause (iv); and

                              (v)     the Company may pay dividends on its
preferred stock so long as the dividend rate on such preferred stock (after taking into account all other fees and amounts payable on such preferred stock) is less than the interest rate payable on the Loans.

                              (f)      Liquidations, Mergers, Consolidations.
Each of the Borrowers shall not, and shall not permit any of its Subsidiaries to, dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, provided that any Borrower (other than the Company) may consolidate or merge into another Borrower and any Subsidiary of a Borrower may consolidate or merge into any Borrower or any Wholly-owned Subsidiary of a Borrower so long as

(i) the Borrower or a Wholly-owned Subsidiary is the surviving corporation of such consolidation or merger and (ii) no Event of Default shall have occurred and be continuing or result therefrom.

                    (g) Dispositions of Assets or Subsidiaries. Each of the Borrowers shall not, and shall not permit any of its Subsidiaries to, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its Property (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or any shares of capital stock, shares of beneficial interest or partnership interests of a Subsidiary of such Borrower), except:

                              (i)   transactions involving the sale of inventory
in the ordinary course of business;

                              (ii)   any sale, transfer or lease of Property,
including without limitation any store closures, in the ordinary course of business which are no longer necessary or required in the conduct of the Borrower's or Subsidiary's business;

                              (iii)   any sale or transfer of Property in order
to concurrently or subsequently lease as lessee such Property, so long as such sale and leaseback occurs in the ordinary course of business;

                              (iv)   any sale, transfer or lease of Property, by
any Subsidiary of an Unrestricted Subsidiary to such Unrestricted Subsidiary or to another Unrestricted Subsidiary which is a Domestic Subsidiary;

                              (v)   any sale, transfer or lease of Property in
the ordinary course of business which is replaced by substitute Property; and

                              (vi)   any transfers to Kmart of "Premises"
pursuant to the Kmart Indemnity (as such term is defined therein) if and to the extent that any such transfer does not cause an Event of Default under Section 10.01(f) hereof.

                    (h) Affiliate Transactions. Each of the Borrowers shall not, and shall not permit any of its Subsidiaries to, enter into or carry out any transaction (including purchasing property or services from or selling property or services to any Affiliate of any Borrower (other than another Borrower) or other Person) unless such transaction (i) is not otherwise prohibited by this Agreement, (ii) is entered into in the ordinary course of business upon fair and reasonable arm's-length terms and conditions which are fully disclosed to the Administrative Agent and (iii) is in accordance with all applicable Law.

                    (i) Subsidiaries, Partnerships and Joint Ventures. Each of the Borrowers shall not, and shall not permit any of its Subsidiaries to, become or agree to become a general or limited partner, joint venturer or member in any partnership, joint venture or limited liability company, as the case may be, provided that the Company or any of its Wholly-owned Subsidiaries may own or create (A) any Wholly-owned Subsidiary, (B) any Unrestricted Subsidiary, (C) any Restricted Subsidiary so long as (1) the aggregate of all Purchases by the Company and its Subsidiaries of or Investments in or to such Restricted Subsidiary is otherwise permitted by this Agreement, and (2) no such Restricted Subsidiary shall have Indebtedness which is recourse to or guaranteed by the Company or any of its Subsidiaries except as otherwise permitted under this Agreement and (D) any Foreign Joint Venture so long as
(1) the aggregate of all Purchases by the Company and its Subsidiaries of or Investments by the Company and its Subsidiaries in or to any such Joint Ventures is otherwise permitted by this Agreement, and (2) no such Joint Venture shall have Indebtedness which is recourse to or guaranteed by the Company or any of its Subsidiaries except as otherwise permitted by this Agreement.

                    (j) Continuation of or Change in Business. Each of the Borrowers shall not, and shall not permit any of its Subsidiaries to, engage in any business other than (a) with respect to the Borrowers, substantially as conducted and operated by such Person during the Fiscal Year 1997 and (b) with respect to any Subsidiary of a Borrower, substantially as conducted and operated by a Borrower or in a business reasonably incidental and complementary thereto or in an education-related retail business.

                    (k) Plans and Benefit Arrangements. Each of the Borrowers shall not, and shall not permit any of its Subsidiaries to:

                              (i)   adopt, sponsor, maintain or make
contributions to any Plan, any Multiemployer Plan, any Multiple Employer Plan or except as set forth on Schedule 6.01(t), any Benefit Arrangement that provides benefits to retirees; or

                              (ii)   engage in a Prohibited Transaction with any
Benefit Arrangement which, alone or in conjunction with any other circumstances or set of circumstances resulting in liability under ERISA, would have a Material Adverse Effect.

                    (l) Fiscal Year. Each of the Borrowers shall not, and shall not permit any of its Subsidiaries to, change its Fiscal Quarter or change its Fiscal Year.

                    (m) Issuance of Stock. Each of the Borrowers (other than the Company and any Unrestricted Subsidiary) shall not, and shall not permit any of its Subsidiaries (other than Unrestricted Subsidiaries) to, issue any additional shares of its capital stock or any options, warrants or other rights in respect thereof, except to the Company or any Wholly-owned Subsidiary, provided, however, that the Company shall not issue any preferred stock unless the dividend rate thereon is permitted by Section 8.02(e)(v).

                    (n) Changes in Organizational Documents. Each of the Borrowers shall not, and shall not permit any of its Subsidiaries to, amend in any respect its certificate of incorporation (including any provisions or resolutions relating to capital stock), by- laws or other organizational documents in the event such change would be adverse to the Lenders.

                    (o) Minimum Fixed Charge Coverage Ratio. The Borrowers shall not permit the Fixed Charge Coverage Ratio, calculated as of the end of each Fiscal Quarter for the previous four Fiscal Quarters then ended, to be less than 1.50 to 1.0.

                    (p) Maximum Leverage Ratio. The Borrowers shall not permit the Leverage Ratio (i) calculated as of the end of the third and fourth Fiscal Quarter of Fiscal Year 1997 to exceed 60%, (ii) calculated as of the end of each Fiscal Quarter of the Fiscal Year 1998 to exceed 60%, (iii) calculated as of the end of each Fiscal Quarter of the Fiscal Year 1999 to exceed 55%, or
(iv)  calculated as of the end of each Fiscal Quarter thereafter to exceed 50%.

                    (q) Minimum Tangible Net Worth. The Borrowers shall not at any time permit Consolidated Tangible Net Worth to be less than the sum of (i) $430,000,000 plus (ii) 50% of the Consolidated Net Income for each Fiscal Quarter in which net income was earned (with no deduction for a net loss) during the period from July 28, 1997 through the last day of the Fiscal Quarter immediately preceding the date of determination, plus (iii) 100% of the net cash proceeds to the Company of any public or private issuance of equity securities, minus (iv) the aggregate amount paid by the Company with respect to any repurchase of its common stock and (v) in any event, without deduction of the intangible assets arising from the Purchase permitted by Section 8.02(d)(vi).

                    (r) Modifications of Other Documents. The Borrowers shall not permit or otherwise consent to any amendment to or modification of any of the Kmart Agreements, the Lease Credit Agreement, the Lease Financing Guarantee, the Participation Agreement, any Financed Lease or any other Operative Agreement (as defined in the Lease Credit Agreement), or any of the Note Put Agreements which could reasonably be expected to have a Material Adverse Effect, which would have the effect of materially increasing the obligations of or burdens on the Borrowers or any of their Subsidiaries thereunder or which would have the effect of shortening or deleting any notice or cure period provided for therein.

                    (s) Prepayment of Note Put Agreement Obligations. Each of the Borrowers shall not, and shall not permit any of its Subsidiaries to, make any payment or prepayment in respect of Borders' obligations under any of the Note Put Agreements at any time before a "Tenant Purchase Date" as defined in the Note Put Agreements.

                    (t) Lease Financing Payments. Each of the Borrowers shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make any Lease Financing Payment, provided, however, that a Borrower may make a Lease Financing Payment if (i) both before and after giving effect to such Lease Financing Payment, no Event of Default or Potential Default exists or would exist and the representations and warranties contained in Article VI are and will be true and correct, and the Company shall have delivered to the Administrative Agent an officer's certificate to both such effects, (ii) the notice required by Section 8.03(j)(i) of this Agreement has been given to the Administrative Agent and each of the Lenders, (iii) the Company shall have delivered to the Administrative Agent no later than ten (10) days prior to the date of any such Lease Financing Payment cash flow projections for the twelve months following such Lease Financing Payment, in form and substance reasonably satisfactory to the Administrative Agent, (a) showing that the Borrowers' working capital requirements and borrowing needs are not and will not be adversely affected by such Lease Financing Payment and
(b) containing calculations in sufficient detail to demonstrate on a pro forma basis compliance as of the end of each Fiscal Quarter within such twelve month period with all financial covenants contained in Section 8.02, (iv) after giving effect to such Lease Financing Payment, the aggregate amount of all Lease Financing Payments made by the Borrowers as permitted by this Section 8.02(t) is less than $20,000,000 and (v) the Lease Financing Payment is otherwise permitted by this Agreement. For purposes of clause (iv) of this
Section 8.02(t), the amount of any Lease Financing Payment made by the Borrowers to purchase Property subject to any Financed Lease shall not be included in determining the aggregate amount of Lease Financing Payments made by the Borrowers once all of such Property is sold by such Borrower to any Person that is not an Affiliate of the Company.

                    (u) Foreign Activities. Notwithstanding anything in this Section 8.02, the Company shall not, and shall not permit any of its Subsidiaries to (i) incur any Contingent Obligation permitted under Section 8.02(c)(x), or (ii) make any Investment permitted under Section 8.02(d)(v) [Foreign Investments], Section 8.02(d)(viii) [Foreign Purchases], Section 8.02(d)(x) in respect of a Foreign Joint Venture [Foreign Joint Venture Activities], Section 8.02(d)(xi) in respect of a Foreign Restricted Subsidiary [Foreign Restricted Subsidiary Activities] if immediately after incurring such Contingent Obligation or making such Investment, the aggregate amount of all such Contingent Obligations and Investments would exceed 25% of Consolidated Tangible Net Worth, determined as of the last day of the Fiscal Quarter most recently ended.

                    (v) Inconsistent Agreements. Each of the Borrowers shall not, and shall not permit any of its Subsidiaries to, become or remain subject to any dividend restriction either in its organizational documents or in any agreement or contract to which it is a party (other than restrictions in Section 8.02(e) and in the Lease Financing Guarantee), nor shall any of them enter into any indenture, agreement, instrument or other arrangement which, (a) directly or indirectly prohibits or restrains, or has the effect or prohibiting or restraining, or could reasonably be expected to impose materially adverse conditions upon, the incurrence of the Obligations under the Loan Documents, any provisions of this Agreement (including without limitation Article IX hereof) or the amending of any of the Loan Documents, or (b) contains any provision which would be violated or breached by the making of Loans to any Borrower, the incurrence of Indebtedness by any Borrower hereunder, or by the performance by any Borrower or any of its Subsidiaries of any of its obligations under any Loan Document.

          8.03 Reporting Requirements. The Borrowers, jointly and severally, covenant and agree that until payment in full of the Loans and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Borrowers' Obligations under the Loan Documents and termination of the Commitments, the Borrowers will furnish or cause to be furnished to the Administrative Agent and each of the Lenders:

                    (a) Quarterly Financial Statements. As soon as available and in any event within forty-five (45) calendar days after the end of each of the first three Fiscal Quarters in each Fiscal Year, consolidated financial statements of the Company and its Subsidiaries, consisting of a consolidated balance sheet as of the end of such Fiscal Quarter and related consolidated statements of income, stockholders' equity and cash flows for the Fiscal Quarter then ended and the Fiscal Year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by an Authorized Officer of the Company as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous Fiscal Year. As soon as available and in any event within forty-five (45) calendar days after the end of each Fiscal Year of the Company, a certificate of the Company signed by an Authorized Officer of the Company setting forth the calculation of the Fixed Charge Coverage Ratio as of the end of such Fiscal Year.

                    (b) Annual Financial Statements. As soon as available and in any event within ninety (90) days after the end of each Fiscal Year of the Company, consolidated financial statements of the Company and its Subsidiaries consisting of a consolidated balance sheet as of the end of such Fiscal Year, and related consolidated statements of income, stockholders' equity and cash flows for the Fiscal Year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding Fiscal Year, and certified by independent certified public accountants of nationally recognized standing satisfactory to the Administrative Agent. The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of any of the Borrowers under any of the Loan Documents.

                    (c) Certificates of the Company. Concurrently with the financial statements of the Company furnished to the Administrative Agent and to the Lenders pursuant to Sections 8.03(a) and 8.03(b), a certificate of the Company signed by an Authorized Officer of the Company, in the form of Exhibit 8.03(c), (i) to the effect that, the representations and warranties of the Borrowers contained in Article VI are true on and as of the date of such certificate with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time), the Borrowers have performed and complied with all covenants and conditions hereof, and no Event of Default or Potential Default exists and is continuing on the date of such certificate and (ii) containing calculations in sufficient detail to demonstrate compliance as of the date of the financial statements with all financial covenants contained in Section 8.02 and (iii) describing any Permitted Joint Venture Activity or Permitted Restricted Subsidiary Activity engaged in, or any Purchase made, during the period covered by such financial statements.

                    (d) Notice of Default. Promptly after any officer of any Borrower has learned of the occurrence of an Event of Default or Potential Default, a certificate signed by an Authorized Officer of the Company setting forth the details of such Event of Default or Potential Default and the action which the Borrowers propose to take with respect thereto.

                    (e) Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits, proceedings or investigations before or by any Official Body, arbitrator or any other Person against any Borrower or Subsidiary of any Borrower which involve a claim or series of claims in excess of $10,000,000 or which if adversely determined could reasonably be expected to have a Material Adverse Effect.

                    (f)      Certain Events.  Written notice of:

                              (i)   promptly after the adoption thereof, any
amendment to the organizational documents of any Borrower;

                              (ii)   promptly,  the enactment or adoption of any
Law which could reasonably be expected to have a Material Adverse Effect;

                              (iii)   promptly, and in any event within two (2)
Business Days after any Borrower's receipt thereof, a copy of any notice received by the Borrowers that a default (whether matured or unmatured) has occurred under the Kmart Indemnity (as distinct from a request for reimbursement under Section 2(a) thereof); and

                              (iv)   promptly, and in any event within two (2)
Business Days after any Borrower's receipt thereof, a copy of any notice received by the Borrowers under any of the Note Put Agreements.

                    (g) Other Reports and Information. Promptly upon their becoming available to the Company:

                              (i)   any reports including management letters
submitted to the Company by independent accountants in connection with any annual, interim or special audit;

                              (ii)   any reports, notices or proxy statements
generally distributed by the Company to its stockholders on a date no later than the date supplied to the stockholders;

                              (iii)   regular or periodic reports, including
Forms 10-K, 10-Q and 8-K, registration statements and prospectuses, filed by the Company with the Securities and Exchange Commission; and

                              (iv)   such other reports and information as the
Lenders may from time to time reasonably request.

                    (h) Notices Regarding Benefit Arrangements. Promptly upon becoming aware of the occurrence thereof, notice (including the nature of the event and, when known, any action taken or threatened by the Internal Revenue Service or the PBGC with respect thereto) of:

                         (i)        any Reportable Event with respect to the
Company or any of its Subsidiaries (regardless of whether the obligation to report said Reportable Event to the PBGC has been waived),

                         (ii)        any Prohibited Transaction that could
subject the Company or any of its Subsidiaries to a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code in connection with any Benefit Arrangement or any trust created thereunder,

                         (iii)        any change in the coverage or terms of any
Benefit Arrangement, where the effect of such change is to materially increase the unfunded liability of any of the Borrowers or any of their Subsidiaries under such Benefit Arrangement, or

                         (iv)        any claim or lawsuit is commenced or, to
the knowledge of any of the Borrowers, threatened with respect to any Plan, Multiemployer Plan or Benefit Arrangement, which, if successful, could result in a material liability of the Company or any of its Subsidiaries.

                    (i) Access to the Company's Auditors. The Company hereby irrevocably authorizes all accountants and third parties to disclose and deliver to the Lenders, upon the reasonable request of the Administrative Agent and at the Company's expense, all financial information, books and records, work papers, management reports and other information in their possession relating to the financial condition of the Company and its Subsidiaries (other than those subject to attorney-client privilege or written confidentiality agreements furnished to the Administrative Agent).

                    (j)      Notices Regarding Lease Financing Agreements.

                              (i)  promptly upon the occurrence of any event
requiring the Company or any Subsidiary of the Company, or any election by the Company or any Subsidiary of the Company, to make any Lease Financing Payment, and in any event not less than ten (10) days prior to the date of any such Lease Financing Payment, written notice thereof setting forth the details thereof; and

                              (ii)  promptly, and in any event within five (5)
days after the occurrence thereof, written notice of any matured or unmatured default under the Lease Credit Agreement, the Lease Financing Guarantee or any matured or unmatured default under any Financed Lease.

                    (k) Notices Regarding Repurchases of Stock. Promptly, and in any event within five (5) Business Days, after the repurchase by the Company of any its common stock, written notice thereof (including the number of shares repurchased, the amount paid by the Company with respect to such repurchase and the date of such repurchase).

                                   ARTICLE IX
                                   GUARANTIES

          9.01 Guaranty of Payment and Performance of Guaranteed Obligations. Each Guarantor, jointly and severally, hereby absolutely, irrevocably and unconditionally guarantees prompt, full and complete payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of (a) the principal of and interest (including any interest which accrues after the commencement of any Insolvency Proceeding or would accrue but for the operation of Law, whether or not allowed or allowable as a claim in such Insolvency Proceeding) on all Loans made by the Lenders to each of the Borrowers (or, in the case of a Guarantor/Borrower, each of the other Borrowers) and all other Obligations and (b) all other amounts from time to time owing to the Lenders, the Swing Lenders, the Issuing Bank or the Agents by the Borrowers (or, in the case of a Guarantor/Borrower, the other Borrowers) under this Agreement and the other Loan Documents (the "Guaranteed Obligations"), it being the intent of each Guarantor that the guaranty set forth herein shall be a guaranty of payment and not of collection.

          9.02 Certain Waivers of the Guarantors. Each Guarantor waives notice of the acceptance of its guaranty hereunder and of the extension or incurrence of the Guaranteed Obligations or any part thereof. Each Guarantor further waives all setoffs and counterclaims and presentment, protest, notice, filing of claims with a court in the event of receivership, bankruptcy or reorganization of any Borrower (or, in the case of a Guarantor/Borrower, any other Borrower), demand or action on delinquency in respect of the Guaranteed Obligations or any part thereof, including any right to require any of the Agents, the Swing Lenders, the Issuing Bank or any Lenders to sue or collect any of the Guaranteed Obligations from any Borrower (or, in the case of a Guarantor/Borrower, any other Borrower), any other Guarantor or any other person obligated with respect to the Guaranteed Obligations or any part thereof or otherwise to enforce payment thereof against any collateral securing the Guaranteed Obligations or any part thereof.

          9.03 Obligations Unconditional. Each Guarantor hereby agrees that, to the fullest extent permitted by Law, its obligations hereunder shall be continuing, absolute and unconditional under any and all circumstances and not subject to any reduction, limitation, impairment, termination, defense (other than indefeasible payment in full), setoff, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by it to the fullest extent permitted by Law), whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise. The validity and enforceability of the guaranty of each Guarantor hereunder shall not be impaired or affected by any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitution for, the Guaranteed Obligations or any part thereof or any agreement relating thereto at any time; (b) any failure or omission to perfect or maintain any Lien on, or preserve rights to, any security or collateral or to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or any collateral securing the Guaranteed Obligations or any part thereof; (c) any waiver of any right, power or remedy or of any default with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto or with respect to any collateral securing the Guaranteed Obligations or any part thereof; (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any collateral securing the Guaranteed Obligations or any part thereof, any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligations of any Person with respect to the Guaranteed Obligations or any part thereof; (e) the unenforceability or invalidity of the Guaranteed Obligations or any part thereof or the lack of genuineness, unenforceability or invalidity of any agreement relating thereto or with respect to any collateral securing the Guaranteed Obligations or any part thereof; (f) the application of payments received from any source to the payment of Indebtedness other than the Guaranteed Obligations, any part thereof or amounts which are not covered by the guaranty of each Guarantor hereunder even though the Agents, the Lenders, the Swing Lenders and the Issuing Bank might lawfully have elected to apply such payments to any part or all of the Guaranteed Obligations or to amounts which are not covered by the guaranty of each Guarantor hereunder; (g) any change of ownership of any Borrower (or, in the case of a Guarantor/Borrower, any other Borrower) or the insolvency, bankruptcy or any other change in the legal status of any Borrower (or, in the case of a Guarantor/Borrower, any other Borrower); (h) any change in, or the imposition of, any Law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Guaranteed Obligations; (i) the failure of any Borrower (or, in the case of a Guarantor/Borrower, any other Borrower) to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Guaranteed Obligations or the guaranty of each Guarantor hereunder, or to take any other action required in connection with the performance of all obligations pursuant to the Guaranteed Obligations or the guaranty of each Guarantor hereunder; (j) the existence of any claim, setoff or other rights which any Guarantor may have at any time against any Borrower (or, in the case of a Guarantor/Borrower, any other Borrower) or any other Guarantor in connection herewith or with any unrelated transaction; (k) the Agents', the Lenders', the Swing Lenders' or the Issuing Bank's election, in any case or proceeding instituted under chapter 11 of the United States Bankruptcy Code, of the application of Section 1111(b)(2) of the United States Bankruptcy Code; (l) any borrowing, use of cash collateral, or grant of a security interest by any Borrower (or, in the case of a Guarantor/Borrower, any other Borrower), as debtor in possession, under Section 363 or 364 of the United States Bankruptcy Code; (m) the disallowance of all or any portion of any of the Agents', the Lenders', the Swing Lenders' or the Issuing Bank's claims for repayment of the Guaranteed Obligations under Section 502 or 506 of the United States Bankruptcy Code; or (n) any other fact or circumstance which might otherwise constitute grounds at law or equity for the discharge or release of any Guarantor from its obligations hereunder, all whether or not such Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (n) of this paragraph. It is agreed that each Guarantor's liability hereunder is independent of any other guaranties or other obligations at any time in effect with respect to the Guaranteed Obligations or any part thereof and that each Guarantor's liability hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guaranties or other obligations or any provision of any applicable Law purporting to prohibit payment by any Guarantor of the Guaranteed Obligations in the manner agreed upon among the Agents, the Lenders, the Swing Lenders, the Issuing Bank and the Borrowers (or, in the case of a Guarantor/Borrower, any other Borrower).

          9.04 Waiver of Subrogation. Until payment in full of the Guaranteed Obligations, expiration or termination of all Letters of Credit, satisfaction of all of the Borrowers' Obligations under the Loan Documents and termination of the Commitments, each Guarantor hereby agrees that it shall have no right of subrogation with respect to the Guaranteed Obligations and hereby waives any right to enforce any remedy which the Agents or the Lenders or the Swing Lenders or the Issuing Bank now have or may hereafter have against any of the Borrowers (or, in the case of a Guarantor/Borrower, any other Borrower), any endorser or any other Guarantor of all or any part of the Guaranteed Obligations, and each Guarantor hereby waives any benefit of, and any right to participate in, any security or collateral given to the Agents or the Lenders or the Swing Lenders or the Issuing Bank to secure payment of the Guaranteed Obligations or any part thereof or any other liability of any of the Borrowers to the Agents or the Lenders or the Swing Lenders or the Issuing Bank.

          9.05 Actions with Respect to Collateral. Each Guarantor authorizes the Agents, the Lenders, the Swing Lenders and the Issuing Bank to take any action or exercise any remedy with respect to any collateral from time to time securing the Guaranteed Obligations, which the Agents, the Lenders, the Swing Lenders and the Issuing Bank in their sole discretion shall determine, without notice to such Guarantor. Notwithstanding any reference herein to any collateral securing any of the Guaranteed Obligations, it is acknowledged that, on the Effective Date, none of the Guarantors nor any of their Subsidiaries has granted, or has any obligation to grant, any Lien on any of its Property as security for the Guaranteed Obligations. In the event the Agents, the Lenders, the Swing Lenders or the Issuing Bank in their sole discretion elect to give notice of any action with respect to any collateral securing the Guaranteed Obligations or any part thereof, the Administrative Agent shall give ten (10) days written notice to each Guarantor in accordance with the provisions of
Section 12.06. Each Guarantor consents and agrees that none of the Agents nor the Lenders nor the Swing Lenders nor the Issuing Bank shall be under any obligation to marshall any assets in favor of such Guarantor or against or in payment of any or all of the Guaranteed Obligations.

          9.06 Effect of Bankruptcy; Revival. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Borrower (or, in the case of a Guarantor/Borrower, any other Borrower), or otherwise, all such amounts shall nonetheless be payable by any Guarantor forthwith upon demand by the Administrative Agent to such Guarantor. Each Guarantor further agrees that, to the extent that any Borrower (or, in the case of a Guarantor/Borrower, any other Borrower) makes a payment or payments to any of the Lenders on the Guaranteed Obligations, or the Agents or the Lenders or the Swing Lenders or the Issuing Bank receive any proceeds of collateral securing the Guaranteed Obligations, which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to such Borrower (or, in the case of a Guarantor/Borrower, any other Borrower), its estate, trustee, receiver, debtor in possession or any other party (including without limitation any Guarantor) under any Law or equitable cause, then to the extent of such payment, return or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred.

          9.07 Survival of Guaranty. Subject to provisions of Section 9.06, the guaranty of each Guarantor hereunder shall continue in effect until payment in full of the Guaranteed Obligations, expiration or termination of all Letters of Credit, satisfaction of all of the Borrowers' Obligations under the Loan Documents, termination of the Commitments and the other conditions of the guaranty of each Guarantor hereunder have been satisfied.

          9.08 Right of Set-Off. If an Event of Default shall occur and be continuing, the Agents, any Lender, Swing Lender or Issuing Bank to whom any obligation is owed by any Guarantor hereunder or under any other Loan Document or any participant of such Lender, Swing Lender or Issuing Bank which has agreed in writing to be bound by the provisions of Section 11.12 and any branch, Subsidiary or Affiliate of such Lender, Swing Lender or Issuing Bank or participant anywhere in the world shall have the right, in addition to all other rights and remedies available to it, without notice to such Guarantor, to set-off against and apply to the then unpaid balance of all the Guaranteed Obligations any debt owing to, and any other funds held in any manner for the account of, any of the Guarantors by such Agent, Lender, Swing Lender or Issuing Bank or participant or by such branch, Subsidiary or Affiliate, including all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by any of the Guarantors for its own account (but not including funds held in custodian or trust accounts) with such Agent, Lender, Swing Lender or Issuing Bank or participant or such branch, Subsidiary or Affiliate. Such right shall exist whether or not any Agent, Lender, Swing Lender or Issuing Bank shall have made any demand under this Agreement, whether or not such debt owing to or funds held for the account of any of the Guarantors is or are matured or unmatured and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to any Agent, Lender, Swing Lender or Issuing Bank.

          9.09 Limitation on Amount of Guaranty. If in any action or proceeding involving any state, federal or foreign bankruptcy, insolvency or other law affecting the rights of creditors generally, the guaranty of any Guarantor would be held or determined to be void, invalid or unenforceable on account of the amount of the aggregate liability under such guaranty, then, notwithstanding any other provision of this Article IX to the contrary, the aggregate amount of such liability shall, without any further action of the Agents, the Lenders, the Swing Lenders, the Issuing Bank or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding. An acknowledgment of such limit may be contained in the letter agreement executed after the Effective Date by any additional Guarantor if required by applicable Law.

          9.10 Limitation on Scope of Certain Guarantees. Notwithstanding anything in this Article IX to the contrary, on and after the Subsequent Effective Date, the Guaranteed Obligations of the Subsidiaries of Books Etc. under the letter agreements which they will execute and deliver on such Subsequent Effective Date, will only be those Obligations of Books Etc. and not any Obligations of other Borrowers hereunder.

                                   ARTICLE X
                                    DEFAULT

          10.01 Events of Default. An Event of Default shall mean the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law):

          (a) Any of the Borrowers (i) shall fail to pay when due any principal of any Loan (including scheduled installments, mandatory prepayments or the payment due at maturity), or (ii) shall fail to pay any interest on any Loan or any other amount owing hereunder or under the other Loan Documents within 5 Business Days after such interest or other amount becomes due in accordance with the terms hereof or thereof;

          (b) Any representation or warranty made or deemed made at any time by any of the Borrowers herein or by any of the Borrowers in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time it was made, deemed made or furnished;

          (c) Any of the Borrowers shall default in the observance or performance of any covenant contained in Section 8.01(j), Section 8.02 or 8.03(d);

          (d) Any of the Borrowers shall default in the observance or performance of any other covenant, condition or provision hereof or of any other Loan Document and such default shall continue unremedied for a period of fifteen
(15) Business Days after any Authorized Officer or the General Counsel of any Borrower becomes aware of the occurrence thereof (such grace period to be applicable only in the event such default can be remedied by corrective action of the Borrowers as determined by the Administrative Agent in its sole discretion);

          (e) A default or event of default shall occur at any time under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Borrower or Subsidiary of any Borrower may be obligated as a borrower or guarantor in excess of $5,000,000 (or to Kmart in respect of the Kmart Indemnity in excess of $1,000,000) in the aggregate, and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any Indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of any Indebtedness (whether or not such right shall have been waived) or the termination of any commitment to lend;

          (f) Any of the following occurs: (i) an Event of Default shall have occurred under the Kmart Indemnity such that Kmart shall have the right thereunder to exercise the rights granted to it pursuant to Sections 3(c)(ii) or 3(c)(iii) thereof in respect of more than two (2) Premises (as such term is defined therein), (ii) a Triggering Event shall have occurred under any of the Note Put Agreements (other than a Triggering Event which is "a Rating Decline" or a "Restructuring Event" (as such terms are defined in the Note Put Agreements)) and such Triggering Event shall continue unremedied for a period of sixty (60) days or (iii) any of the Borrowers shall receive a "Put Notice" (as defined in the Note Put Agreements) which states the occurrence of a Triggering Event that is a "Lease/Lease Guaranty Default" or a "Lease Guaranty Termination" (as such terms are defined in the Note Put Agreements), or (iv) any of the Borrowers shall receive a Put Notice which states the occurrence solely of a Rating Decline or a Restructuring

Event, and, within five (5) Business Days of receipt of such Put Notice, the Borrowers shall have failed to deliver to the Lenders documentation satisfactory to the Required Lenders showing that the Notes as to which the Put Notice was received will be refinanced on the Tenant Purchase Date with Permitted Sutro Refinancing Indebtedness on the terms permitted under Section 8.02(a)(xi) hereof;

          (g) Any final judgments or orders for the payment of money in excess of $5,000,000 in the aggregate shall be entered against all or any of the Borrowers by a court having jurisdiction in the premises (other than a judgment or order as to which such Borrower's insurance company has accepted full liability in writing) which judgment is not discharged, satisfied, vacated, bonded or stayed pending appeal within a period of thirty (30) days from the date of entry;

          (h) Any of the Loan Documents shall cease to be a legal, valid and binding agreement enforceable against the party executing the same or such party's successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms) or become or be declared ineffective or inoperative in any material respect or shall in any way be challenged or contested or cease to give or provide the respective rights, titles, interests, remedies, powers or privileges intended to be created thereby;

          (i) Any Borrower or Guarantor ceases to be Solvent or admits in writing its inability to pay its debts as they mature;

          (j) Any of the following occurs: (i) any Reportable Event, which the Administrative Agent determines in good faith constitutes grounds for the termination of any Plan by the PBGC or the appointment of a trustee to administer or liquidate any Plan, shall have occurred and be continuing; (ii) proceedings shall have been instituted or other action taken to terminate any Plan, or a termination notice shall have been filed with respect to any Plan;
(iii) a trustee shall be appointed to administer or liquidate any Plan; (iv) the PBGC shall give notice of its intent to institute proceedings to terminate any Plan or Plans or to appoint a trustee to administer or liquidate any Plan; (v) any Borrower or its Subsidiary adopts, sponsors, maintains or makes contributions to any Plan, any Multiemployer Plan, any Multiple Employer Plan or any Benefit Arrangement that provides benefits to retirees (other than the Benefit Arrangement of Walden described on Schedule 6.01(t)); and, in the case of each occurrence of (i), (ii), (iii), (iv) above or any occurrence under such Benefit Arrangement of Walden, the Administrative Agent determines in good faith that the amount of the liability of the Company and its Subsidiaries in respect thereof could reasonably be expected to individually or in the aggregate have a Material Adverse Effect;

          (k) Any Borrower or Guarantor ceases to conduct its business as contemplated or such Borrower or Guarantor is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business and such injunction, restraint or other preventive order is not dismissed within thirty (30) days after the entry thereof;

          (l)      Any Change in Control shall occur;

          (m) Any circumstances or events shall occur which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect;

          (n) A proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of any Borrower or Guarantor in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Borrower or Guarantor for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of thirty (30) consecutive days or such court shall enter a decree or order granting any of the relief sought in such proceeding; or

          (o) Any Borrower or Guarantor shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or other similar official) of itself or for any substantial part of its property or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action in furtherance of any of the foregoing; or

          (p) Any matured default shall have occurred under the Lease Credit Agreement or any Financed Lease, whether or not any obligations thereunder have been accelerated.

          10.02    Consequences of Event of Default.

          (a) If an Event of Default specified under subsections (a) through (m) or subsection (p) of Section 10.01 shall occur and be continuing, the Lenders, the Issuing Bank and the Agents shall be under no further obligation to make Loans or issue Letters of Credit, as the case may be, and (i) the Administrative Agent may, and upon the request of the Required Lenders shall, by written notice to the Company, cancel the Commitments, (ii) the Administrative Agent may, and upon the request of the Required Lenders shall, by written notice to the Company, declare the unpaid principal amount of the Revolving Credit Loans and Swing Loans then outstanding and all interest accrued thereon, any unpaid Fees and all other Obligations (other than the Bid Loans) of the Borrowers to the Lenders, the Swing Lenders and the Issuing Bank to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and (iii) the Administrative Agent may, and upon the request of the Required Lenders shall, require the

Borrowers to, and the Borrowers shall thereupon, deposit in a non-interest bearing account with the Administrative Agent, as cash collateral for its Obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrowers hereby pledge to the Administrative Agent for the benefit of the Agents, the Lenders, the Swing Lenders and the Issuing Bank, and grant to the Administrative Agent for the benefit of the Agents, the Lenders, the Swing Lenders and the Issuing Bank a security interest in, all such cash as security for such Obligations, provided that, upon the curing of all existing Events of Default to the satisfaction of the Required Lenders, the Administrative Agent shall return such cash collateral to the Borrowers, and provided further that within 14 days after cancellation of the Commitments or acceleration of the Revolving Credit Loans and all other Obligations of the Borrowers to the Agents, the Lenders, the Swing Lenders and the Issuing Bank and before any judgment or decree for the payment therefor shall have been obtained or entered, the Required Lenders, in their sole discretion, may by notice to the Company and the Administrative Agent rescind and annul any such cancellation or acceleration; and

          (b) If an Event of Default specified under subsections (i), (n) or (o) of Section 10.01 shall occur, the Commitments shall automatically terminate and be of no further force and effect, the Agents, the Lenders, the Swing Lenders and the Issuing Bank shall be under no further obligations to make Loans or issue Letters of Credit hereunder and the unpaid principal amount of the Loans then outstanding and all interest accrued thereon, any unpaid Fees and all other Obligations of the Borrowers to the Agents, the Lenders, the Swing Lenders and the Issuing Bank shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and

          (c) If any Event of Default shall occur and be continuing, the Lenders which have any Bid Loans then outstanding to the Borrower (the "Bid Loan Lenders") shall not be entitled to accelerate payment of the Bid Loans or to exercise any right or remedy related to the collection of the Bid Loans until the Commitments shall be terminated hereunder pursuant to this Section 10.02. Upon such a termination of the Commitments: (i) references to Revolving Credit Loans in Section 10.02 shall be deemed to apply also to the Bid Loans and the Bid Loan Lenders shall be entitled to all enforcement rights given to a holder of a Revolving Credit Loan in this Section 10.02, and (ii) the definition of "Required Lenders" shall be changed as provided in Section 1.01 so that each Lender shall have voting rights hereunder in proportion to its Ratable Share of all Loans (including Bid Loans) and Letters of Credit Outstanding hereunder.

          (d) If an Event of Default shall occur and be continuing, the Agents, any Lender, Swing Lender or Issuing Bank to whom any Obligation is owed by any Borrower hereunder or under any other Loan Document or any participant of such Lender, Swing Lender or Issuing Bank which has agreed in writing to be bound by the provisions of Section 11.12 and any branch, Subsidiary or Affiliate (including any Lending Office) of such Lender, Swing Lender or Issuing Bank or participant anywhere in the world shall have the right, in addition to all other rights and remedies available to it, without notice to such Borrower, to set-off against and apply to the then unpaid balance of all the Loans and all other Obligations of the Borrowers under any Loan Document any debt owing to, and any other funds held in any manner for the account of, the Borrowers by such Lender, Swing Lender or Issuing Bank or participant or by such branch, Subsidiary or Affiliate, including all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by any of the Borrowers for its own account (but not including funds held in custodian or trust accounts) with such Lender, Swing Lender or Issuing Bank or participant or such branch, Subsidiary or Affiliate. Such right shall exist whether or not any Agent, Lender, Swing Lender or Issuing Bank shall have made any demand under this Agreement or any other Loan Document, whether or not such debt owing to or funds held for the account of any of the Borrowers is or are matured or unmatured, regardless of any difference between the currency of the Loans or other Obligations and the currency of such debt owing to or funds held for the account of the Borrowers, and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to any Agent, Lender, Swing Lender or Issuing Bank; and

          (e) If an Event of Default shall occur and be continuing, and whether or not the Administrative Agent shall have accelerated the maturity of Revolving Credit Loans and Swing Loans to the Borrowers pursuant to any of the foregoing provisions of this Section 10.02, any Agent, or any Lender or any Swing Lender or the Issuing Bank, if owed any amount with respect to the Loans, may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement or any of the Loan Documents, including as permitted by applicable Law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Agent or such Lender or such Swing Lender or such Issuing Bank; and

          (f) From and after the date on which the Administrative Agent has taken any action pursuant to this Section 10.02 and until all Obligations of the Borrowers have been paid in full, any and all proceeds received by the Administrative Agent from the exercise of any remedy by the Administrative Agent, shall be applied as follows:

                    (i) first, to reimburse the Administrative Agent, the Syndication Agent, the Real Estate Administrative Agent, the Lenders and the Issuing Bank for out-of-pocket costs, expenses and disbursements, including reasonable attorneys' and paralegals' fees and legal expenses, incurred by the Administrative Agent, the Syndication Agent, the Real Estate Administrative Agent, the Lenders and the Issuing Bank in connection with the collection of any Obligations of any of the Borrowers under any of the Loan Documents;

                    (ii) second, to the repayment of all Indebtedness then due and unpaid of the Borrowers to the Agents, the Lenders, the Swing Lenders and the Issuing Bank incurred under this Agreement or any of the Loan Documents, whether of principal, interest, fees, expenses or otherwise, in such manner as the Administrative Agent may determine in its discretion; and

                    (iii)   the balance, if any, as required by Law.

                    (f) In addition to all of the rights and remedies contained in this Agreement or in any of the other Loan Documents, the Administrative Agent shall have all of the rights and remedies under applicable Law, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by Law. The Administrative Agent may, and upon the request of the Required Lenders shall, exercise all post-default rights granted to the Administrative Agent and the Lenders under the Loan Documents or applicable Law.


                                   ARTICLE XI
                                   THE AGENTS

          11.01 Appointment. Each Lender hereby irrevocably designates, appoints and authorizes PNC Bank, National Association to act as Administrative Agent for such Lender under this Agreement and to execute and deliver or accept on behalf of each of the Lenders the other Loan Documents. Each Lender hereby irrevocably designates, appoints and authorizes The First National Bank of Chicago (or its Affiliate, First Chicago Capital Markets, Inc.) to act as Syndication Agent and Bankers Trust Company to act as Real Estate Administrative Agent. Each Lender hereby irrevocably authorizes, and each assignee or participant of any Lender shall be deemed irrevocably to authorize, the Administrative Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto. Each Lender hereby irrevocably authorizes, and each assignee or participant of any Lender shall be deemed irrevocably to authorize, the Syndication Agent and/or the Real Estate Administrative Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Syndication Agent and/or the Real Estate Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto. PNC Bank agrees to act as the Administrative Agent, First Chicago agrees to act as Syndication Agent and Bankers Trust Company agrees to act as Real Estate Administrative Agent on behalf of the Lenders to the extent provided in this Agreement.

          11.02 Delegation of Duties. Each Agent may perform any of its duties hereunder by or through agents or employees (provided such delegation does not constitute a relinquishment of its duties as Agent) and, subject to Sections 11.05 and 11.06, shall be entitled to engage and pay for the advice or services of any attorneys, accountants or other experts concerning all matters pertaining to its duties hereunder and to rely upon any advice so obtained.

          11.03 Nature of Duties; Independent Credit Investigation. The Agents shall have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into this Agreement or otherwise exist. The duties of the Agents shall be mechanical and administrative in nature; the Agents shall not have by reason of this Agreement a fiduciary or trust relationship in respect of any Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agents any obligations in respect of this Agreement except as expressly set forth herein. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement with the reference to the Agents is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties. Each Lender expressly acknowledges (i) that none of the Agents has made any representations or warranties to it and that no act by any of the Agents hereafter taken, including any review of the affairs of any of the Borrowers, shall be deemed to constitute any representation or warranty by such Agent to any Lender; (ii) that it has made and will continue to make, without reliance upon any of the Agents, its own independent investigation of the financial condition and affairs and its own appraisal of the creditworthiness of each of the Borrowers in connection with this Agreement and the making and continuance of the Loans hereunder; and (iii) except as expressly provided herein, that none of the Agents shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of any Loan or at any time or times thereafter.

          11.04 Actions in Discretion of Agents; Instructions from the Lenders. Each of the Agents agrees, upon the written request of the Required Lenders, to take or refrain from taking any action of the type specified as being within such Agent's rights, powers or discretion herein, provided that none of the Agents nor any of their directors, officers, employees, agents, attorneys or Affiliates shall be required to take any action which exposes such Agent or any such Person to personal liability or which is contrary to this Agreement or any other Loan Document or applicable Law. In the absence of a request by the Required Lenders, each Agent shall have authority, in its sole discretion, to take or not to take any such action, unless this Agreement specifically requires the consent of the Required Lenders or all of the Lenders. Any action taken or failure to act pursuant to such instructions or discretion shall be binding on the Lenders, subject to Section 11.05. Subject to the provisions of Section 11.05, no Lender shall have any right of action whatsoever against any of the Agents as a result of such Agent's acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders, or in the absence of such instructions, in the absolute discretion of such Agent.

          11.05 Exculpatory Provisions. None of the Agents nor any of their directors, officers, employees, agents, attorneys or Affiliates shall (a) be liable to any Lender for any action taken or omitted to be taken by it or them hereunder, or in connection herewith including pursuant to any Loan Document, unless caused by its or their own gross negligence or willful misconduct, (b) be responsible in any manner to any of the Lenders for the effectiveness, enforceability, genuineness, validity or the due execution of this Agreement or any other Loan Documents or for any recital, representation, warranty, document, certificate, report or statement herein or made or furnished under or in connection with this Agreement or any other Loan Documents, or (c) be under any obligation to any of the Lenders to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of any of the Borrowers, or the financial condition of any of the Borrowers, or the existence or possible existence of any Event of Default or Potential Default. None of the Agents nor any Lender nor any of their respective directors, officers, employees, agents, attorneys or Affiliates shall be liable to any of the Borrowers for consequential or punitive damages resulting from any breach of contract, tort or other wrong in connection with the negotiation, documentation, administration or collection of the Loans, the Letters of Credit or any of the Loan Documents.

          11.06 Reimbursement and Indemnification of Agents by Lenders. Each Lender agrees to reimburse and indemnify each of the Agents (to the extent not reimbursed by the Borrowers and without limiting the Obligation of the Borrowers to do so) in proportion to its Ratable Share from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, or reasonable out-of-pocket costs, expenses or disbursements, of any kind or nature whatsoever which may be imposed on, incurred by or asserted against any of the Agents, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by any of the Agents hereunder or thereunder, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (a) if the same results from an Agent's gross negligence or willful misconduct, or (b) if such Lender was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that such Lender shall remain liable to the extent such failure to give notice does not result in a loss to the Lender), or (c) if the same results from a compromise and settlement agreement entered into without the consent of such Lender, which shall not be unreasonably withheld. In addition, each Lender agrees promptly upon demand to reimburse each of the Agents (to the extent not reimbursed by the Borrowers and without limiting the Obligation of the Borrowers to do so) in proportion to its Ratable Share for all amounts due and payable by the Borrowers to such Agent in connection with such Agent's periodic audit of the Borrowers' books, records and business properties.

          11.07 Reliance by Agents. Each of the Agents shall be entitled to rely upon any writing, telegram, telex or teletype message, resolution, notice, consent, certificate, letter, cablegram, statement, order or other document or conversation by telephone or otherwise believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon the advice and opinions of counsel and other professional advisers selected by the Agents. Each of the Agents shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

          11.08 Notice of Default. An Agent shall not be deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default unless such Agent has received written notice from a Lender or the Borrowers referring to this Agreement, describing such Potential Default or Event of Default and stating that such notice is a "notice of default."

          11.09 Notices. The Administrative Agent shall promptly send to each Lender a copy of all notices received from the Borrowers pursuant to the provisions of this Agreement or the other Loan Documents promptly upon receipt thereof. The Administrative Agent shall promptly notify the Company and the other Lenders of each change in the Base Rate and the effective date thereof.

          11.10 Lenders in Their Individual Capacities. With respect to its Commitments, the Revolving Credit Loans, the Swing Loans and the Bid Loans made by it, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not an Agent, and the term "Lenders" shall, unless the context otherwise indicates, include the Agents in their individual capacity. PNC Bank, First Chicago, Bankers Trust Company and their Affiliates and each of the Lenders and their respective Affiliates may, without liability, except as prohibited herein, make loans to, accept deposits from, discount drafts for, act as trustee under indentures of, and generally engage in any kind of banking or trust business with, the Borrowers and their Affiliates, in the case of the Agents, as though they were not acting as Agents hereunder and in the case of each Lender, as though such Lender were not a Lender hereunder.

          11.11    [RESERVED].

          11.12 Equalization of Lenders. The Lenders and the holders of any participations in any Revolving Credit Loans agree among themselves that, with respect to all amounts received by any Lender or by any participant, whether received by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker's lien, by counterclaim or by any other non-pro rata source, equitable adjustment will be made in the manner stated in the following sentence so that, in effect, all such excess amounts will be shared ratably among the Lenders and such participants in proportion to their interests in payments under the Revolving Credit Loans, except as otherwise provided in Sections 4.03(b), 5.04(b), 5.06 or 12.03. The Lenders or any such participant receiving any such amount shall purchase for cash from each of the other Lenders or participants an interest in such Revolving Credit Loans in such amount as shall result in a ratable participation by the Lenders and each such participant in the aggregate unpaid amount under the Revolving Credit Loans, provided that if all or any portion of such excess amount is thereafter recovered from the Lender or the participant making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by law (including court order) to be paid by the Lender or the participant making such purchase.

          11.13 Successor Agents. The Administrative Agent (i) may resign as Administrative Agent or (ii) shall resign if such resignation is requested by the Required Lenders (if the Administrative Agent is a Lender, the Administrative Agent's Loans and its Commitment shall be considered in determining whether the Required Lenders have requested such resignation) or required by
Section 5.04(b), in either case of (i) or (ii) by giving not less than thirty
(30) days' prior written notice to the Company. The Syndication Agent (i) may resign as Syndication Agent or (ii) shall resign if such resignation is requested by the Required Lenders (if the Syndication Agent is a Lender, the Syndication Agent's Loans and its Commitment shall be considered in determining whether the Required Lenders have requested such resignation) or required by
Section 5.04(b), in either case of (i) or (ii), by giving not less than thirty
(30) days' prior written notice to the Company. The Real Estate Administrative Agent (i) may resign as Real Estate Administrative Agent or (ii) shall resign if such resignation is requested by the Required Lenders (if the Real Estate Administrative Agent is a Lender, the Real Estate Administrative Agent's Loans and its Commitment shall be considered in determining whether the Required Lenders have requested such resignation) or required by Section 5.04(b), in either case of (i) or (ii), by giving not less than thirty (30) days' prior written notice to the Company. If any of the Agents shall resign under this Agreement, then either (a) the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, subject to the consent of the Company (unless and until an Event of Default has occurred and is continuing after which no consent of the Company shall be required), such consent not to be unreasonably withheld, or (b) if a successor agent shall not be so appointed and approved within the thirty (30) day period following such Agent's notice to the Lenders of its resignation, then such Agent shall appoint, with the consent of the Company (unless and until an Event of Default has occurred and is continuing after which no consent of the Company shall be required), such consent not to be unreasonably withheld, a successor agent who shall serve as Administrative Agent or Syndication Agent or Real Estate Administrative Agent, as applicable, until such time as the Required Lenders appoint and the Company consents to the appointment of a successor agent. Upon its appointment pursuant to either clause (a) or (b) above, such successor agent shall succeed to the rights, powers and duties of such Agent and the term "Administrative Agent" or "Syndication Agent" or "Real Estate Administrative Agent" shall mean such successor agent, effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the resignation of any Agent hereunder, the provisions of this Article XI shall inure to the benefit of such former Agent and such former Agent shall not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was an Agent under this Agreement.

          11.14 Availability of Funds. Unless the Administrative Agent shall have been notified by a Lender or Swing Lender prior to the date upon which a Loan is to be made that such Lender or Swing Lender does not intend to make available to the Administrative Agent in the applicable currency such Lender's or Swing Lender's portion of such Loan, the Administrative Agent may assume that such Lender or Swing Lender has made or will make such proceeds available to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption (but shall not be required to), make available to the Borrowers a corresponding amount in the applicable currency. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender or Swing Lender in the applicable currency, the Administrative Agent shall be entitled to recover such amount on demand from such Lender or Swing Lender (or, if such Lender or Swing Lender fails to pay such amount forthwith upon such demand from the Borrowers) together with interest thereon, in respect of each day during the period commencing on the date such amount was made available to the Borrowers and ending on the date the Administrative Agent recovers such amount, at a rate per annum equal to the applicable Federal Funds Effective Rate if recovered from such Lender or Swing Lender or equal to the applicable interest rate in respect of the Loan if recovered from the Borrowers.

          11.15 Calculations. In the absence of gross negligence or willful misconduct, the Administrative Agent shall not be liable for any error in computing the amount payable to any Agent, Lender, Swing Lender or Issuing Bank whether in respect of the Loans, Fees or any other amounts due to the Agents, the Lenders, the Swing Lenders or the Issuing Bank under this Agreement. In the event an error in computing any amount payable to any Agent, Lender, Swing Lender or Issuing Bank is made, the Administrative Agent, the Borrowers and each affected Agent, Lender, Swing Lender and Issuing Bank shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error, and any compensation therefor will be calculated at the Federal Funds Effective Rate or the Overnight Rate if such computation relates to a Loan made or Letter of Credit issued in an Optional Currency.

          11.16 Beneficiaries. Except as expressly provided herein, the provisions of this Article XI are solely for the benefit of the Agents, the Lenders, the Swing Lenders, the Issuing Bank and the Borrowers shall not have any rights to rely on or enforce any of the provisions hereof. In performing their functions and duties under this Agreement, the Agents shall act solely as agent of the Lenders and do not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any of the Borrowers.


                                  ARTICLE XII
                                 MISCELLANEOUS

          12.01 Modifications, Amendments or Waivers. With the written consent of the Required Lenders, the Administrative Agent, acting on behalf of all the Lenders, and the Company on behalf of the Borrowers may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document or the rights of the Lenders or the Borrowers hereunder or thereunder, or may grant written waivers or consents to a departure from the due performance of the Obligations of the Borrowers hereunder or thereunder. Any such agreement, waiver or consent made with such written consent shall be effective to bind all the Lenders and the Borrowers; provided, that, without the written consent of each Lender, no such agreement, waiver or consent may be made which will:

          (a) increase the amount of the Commitment of such Lender hereunder or extend the Expiration Date with respect to such Lender;

          (b) increase the aggregate amount of the Commitments of the Lenders to an amount greater than $500,000,000;

          (c) release any Guarantor the assets of which represent 5% or more of the consolidated total assets of the Company and its Subsidiaries;

          (d) whether or not any Loans are outstanding, extend the time for payment of principal or interest of any Loan made or to be made by such Lender, the Facility Fee or any other fee payable to such Lender, or reduce the principal amount of or the rate of interest borne by any

Loan made or to be made by such Lender or reduce the Facility Fee or any other fee payable to such Lender, or otherwise affect the terms of payment of the principal of or interest of any Loan made or to be made by such Lender, or the Facility Fee or any other fee payable to such Lender; or

          (e)      amend Sections 5.02, 11.05 or 11.12, this Section 12.01 or
Section 12.11, alter any provision regarding the pro rata treatment of the Lenders, change the definition of Required Lenders, or change any requirement providing for the Lenders or the Required Lenders to authorize the taking of any action hereunder.

     No agreement, waiver or consent which would modify the interests, rights or obligations of the Administrative Agent in its capacity as Administrative Agent or as the issuer of Letters of Credit shall be effective without the written consent of the Administrative Agent. No Agreement, waiver or consent which would modify the interests, rights or obligations of the Syndication Agent in its capacity as Syndication Agent shall be effective without the written consent of the Syndication Agent. Any provision of a Fee Letter may be amended, supplemented or waived by written consent of the parties thereto. No agreement, waiver or consent which would modify the interests, rights or obligations of the Real Estate Administrative Agent in its capacity as Real Estate Administrative Agent shall be effective without the written consent of the Real Estate
Administrative Agent.   No agreement, waiver or consent which would modify the
interests, rights or obligations of the Issuing Bank in its capacity as Issuing Bank shall be effective without the written consent of the Issuing Bank. No Agreement, waiver or consent which would modify the interests, rights or obligations of any Swing Lender in its capacity as Swing Lender shall be effective without the written consent of such Swing Lender. Notwithstanding the foregoing: (1) no amendment, waiver, or consent shall, unless in writing and signed by the Designating Lender on behalf of each Designated Lender affected thereby, (a) subject such Designated Lender to any additional obligations, (b) reduce the principal of, interest on, or other amounts due with respect to, the Bid Loan Note made payable to such Designated Lender, (c) postpone any date fixed for any payment of principal of, or interest on, or other amounts due with respect to, the Bid Loan Note made payable to such Designated Lender, or (d) amend the definition of Required Banks hereunder in a manner which adversely affects the rights of such Designated Lender.

          12.02 No Implied Waivers; Cumulative Remedies; Writing Required. No course of dealing and no delay or failure of the Administrative Agent, the Syndication Agent, the Real Estate Administrative Agent, any Swing Lender, any Lender or the Issuing Bank in exercising any right, power, remedy or privilege under this Agreement (including without limitation Article IX hereof) or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy or privilege preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Administrative Agent, the Syndication Agent, the Real Estate Administrative Agent, the Lenders and the Issuing Bank under this Agreement (including without limitation Article IX hereof) and any other Loan Documents are cumulative and not exclusive of any rights or remedies which they would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of any Lender or the Issuing Bank of any breach or default under this Agreement (including without limitation Article IX hereof) or any such waiver of any provision or condition of this Agreement (including without limitation Article IX whereof) must be in writing and shall be effective only to the extent specifically set forth in such writing.

          12.03    Reimbursement and Indemnification by the Borrowers; Taxes.

          (a) Reimbursement and Indemnification of Agents. The Borrowers unconditionally agree to pay or reimburse each of the Agents and save each of the Agents harmless against (i) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including fees and expenses of counsel and consultants, incurred by each of the Agents (A) in connection with the development, negotiation, preparation, printing, execution, administration, syndication, interpretation and performance of this Agreement and the other Loan Documents (subject to the limitations agreed in the Fee Letters), (B) relating to any requested amendments, waivers or consents pursuant to the provisions hereof, (C) in connection with the enforcement of this Agreement (including without limitation Article IX hereof) or any other Loan Document or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement (including without limitation Article IX hereof) or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (D) in any workout, restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, and (ii) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including fees and expenses of counsel and consultants) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against any of the Agents, in its capacity as such, in any way relating to or arising out of this Agreement (including without limitation Article IX hereof) or any other Loan Documents or any action taken or omitted by any of the Agents hereunder or thereunder, provided that the Borrowers shall not be liable to an Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (A) if the same results from such Agent's gross negligence or willful misconduct, or (B) if the Borrowers were not given notice of the subject claim and the opportunity to participate in the defense thereof, at their expense (except that the Borrowers shall remain liable to the extent such failure to give notice does not result in any additional loss to the Borrowers), or (C) if the same results from a compromise or settlement agreement entered into without the consent of the Borrowers, which consent shall not be unreasonably withheld. In addition, the Borrowers agree to reimburse and pay all reasonable out-of-pocket expenses of each of the Agents' regular employees and agents engaged periodically to perform audits of the Borrowers' books, records and business properties.

                    (b) Reimbursement and Indemnification of Lenders. The Borrowers agree unconditionally upon demand to pay or reimburse to each Lender and the Issuing Bank and to save such Lender and the Issuing Bank harmless against (i) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements (including fees and expenses of counsel for each Lender and the Issuing Bank) incurred by such Lender or the Issuing Bank (A) in connection with the enforcement of this Agreement (including without limitation
Article IX hereof) or any other Loan Document, or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement (including without limitation Article IX hereof) or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (B) in any workout, restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, and
(ii) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including fees and expenses of counsel) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Lender or the Issuing Bank, in its capacity as such, in any way relating to or arising out of this Agreement (including without limitation Article IX and Section 11.06 hereof) or any other Loan Documents or any action taken or omitted by such Lender or the Issuing Bank hereunder or thereunder, provided that the Borrowers shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (A) if the same results from such Lender's or the Issuing Bank's gross negligence or willful misconduct, or (B) if the Borrowers were not given notice of the subject claim and the opportunity to participate in the defense thereof, at their expense (except that the Borrowers shall remain liable to the extent such failure to give notice does not result in any additional loss to the Borrowers), or (C) if the same results from a compromise or settlement agreement entered into without the consent of the Borrowers, which consent shall not be unreasonably withheld. The Lenders and the Issuing Bank will attempt to minimize the fees and expenses of legal counsel for the Lenders and the Issuing Bank which are subject to reimbursement by the Borrowers hereunder by considering the usage of one law firm to represent the Lenders, the Issuing Bank and the Agents if appropriate under the circumstances.

          12.04 Holidays. Whenever any payment or action to be made or taken hereunder shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day (except as provided in the definition of "Interest Period"), and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

          12.05    Funding by Branch, Subsidiary or Affiliate.

          (a) Notional Funding. Each Lender shall have the right from time to time, without notice to the Borrowers, to deem any branch, Subsidiary or Affiliate (which for the purposes of this Section 12.05 shall mean any corporation or association which is directly or indirectly controlled by or is under direct or indirect common control with any corporation or association which directly or indirectly controls such Lender) of such Lender to have made, maintained or funded any Loan in Dollars or in any Optional Currency to which the Euro-Rate Option applies at any time, provided that immediately following (on the assumption that a payment was then due from the Borrowers to such other office) and as a result of such change the Borrowers would not be under any greater financial obligation pursuant to Sections 4.03 or 5.06 than they would have been in the absence of such change. Notional funding offices may be selected by each Lender without regard to the Lender's actual methods of making, maintaining or funding the Loans or any sources of funding actually used by or available to such Lender.

          (b) Actual Funding. Each Lender shall have the right from time to time to make or maintain any Loan by arranging for a branch, Subsidiary or Affiliate of such Lender to make or maintain such Loan subject to the last sentence of this Section 12.05(b). If any Lender causes a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder, all terms and conditions of this Agreement shall, except where the context clearly requires otherwise, be applicable to such part of the Loans to the same extent as if such Loans were made or maintained by such Lender, provided that in no event shall any Lender's use of such a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder cause such Lender or such branch, Subsidiary or Affiliate to incur any cost or expenses payable by the Borrowers hereunder or require the Borrowers to pay any other compensation to any Lender (including any expenses incurred or payable pursuant to Sections 4.03 or 5.06) which would otherwise not be incurred.

          12.06 Notices; Lending Offices. All notices, requests, demands, directions and other communications (as used in this Section 12.06 collectively referred to as "notices") given to or made upon any party hereto under the provisions of this Agreement shall be by telephone or in writing (including telex or facsimile communication) unless otherwise expressly permitted hereunder and shall be delivered or sent by telex or facsimile to the respective parties at the addresses and numbers set forth under their respective names on the signature pages hereto, on Schedule 1.01(B) or in accordance with any subsequent unrevoked written direction from any party to the others. All notices shall, except as otherwise expressly herein provided, be effective (a) in the case of telex or facsimile, when received, (b) in the case of hand- delivered notice, when hand delivered, (c) in the case of telephone, when telephoned, provided, however, that in order to be effective, telephonic notices must be confirmed in writing no later than the next day by letter, facsimile or telex, (d) if given by mail, four (4) days after such communication is deposited in the United States mails with first class postage prepaid, return receipt requested, and (e) if given by any other means (including by air courier), when delivered; provided, that notices to the Administrative Agent shall not be effective until received. Any Lender giving any notice to any Borrower shall simultaneously send a copy thereof to the Administrative Agent, and the Administrative Agent shall promptly notify the other Lenders of the receipt by it of any such notice.
Schedule 1.01(B) lists the Lending Offices of each Lender. Each Lender may change its Lending Office by written notice to the other parties hereto.

          12.07 Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

          12.08 Governing Law. Each Letter of Credit and Section 2.10 shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be revised or amended from time to time, and to the extent not inconsistent therewith the internal laws of the State of Illinois without regard to its conflict of laws principles. The balance of this Agreement shall be deemed to be a contract under the Laws of the State of Illinois and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois without regard to its conflict of laws principles.

          12.09 Prior Understanding. This Agreement and the Loan Documents supersede all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein and therein, including any prior confidentiality agreements and commitments.

          12.10 Duration; Survival. All representations and warranties of the Borrowers contained herein or made in connection herewith shall survive the making of Loans and issuance of Letters of Credit and shall not be waived by the execution and delivery of this Agreement, any investigation by the Agents, the Lenders or the Issuing Bank, the making of Loans, issuance of Letters of Credit, or payment in full of the Loans. All covenants and agreements of the Borrowers contained herein relating to the payment of principal, interest, Fees, premiums, additional compensation or expenses and indemnification, including those set forth in Article V and Section 12.03, shall survive payment in full of the Loans, expiration or termination of the Letters of Credit and termination of the Commitments.

          12.11 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Lenders, the Agents, the Issuing Bank, the Borrowers and their respective successors and assigns, except that none of the Borrowers may assign or transfer any of its rights and Obligations hereunder or any interest herein. Each Lender may, at its own cost, make assignments of or sell participations in all or any part of its Commitment and the Loans made by it to one or more Lenders or other Persons, subject to the terms set forth herein:

          (a) Assignment. In the case of an assignment, (i) without the consent of any party, any Lender may assign to any of its Affiliates or to any Person in accordance with the provisions of Sections 2.01(b) or 2.01(c), or to any other Lender (subject to the further clauses below), all or any portion of its Commitment or Bid Loans; (ii) any Lender may assign to any other Person (subject to the further clauses below) with the prior consent of the Administrative Agent and the Company (unless and until an Event of Default has occurred and is continuing after which no consent of the Company shall be required), which consent may not be unreasonably withheld, all or any portion of its Commitment or Bid Loans; (iii) any partial assignment shall not be less than $5,000,000 and in multiples of $1,000,000 in excess thereof; (iv) if an assignment is made of any Lender's Commitment, such Assignor Lender must simultaneously assign the same proportion of each of its Revolving Credit Loans then outstanding and the same proportion of its Ratable Share of any Letters of Credit Outstandings; (v) a Lender (other than a Designated Lender) may assign a Bid Loan to another Person (other than a Designated Lender) only if it is simultaneously assigning all or a portion of its Commitment to such Person or such Person is already a Lender hereunder and a Designated Lender may only assign a Bid Loan to the Lender which designated the Designated Lender to fund such Bid Loan; (vi) any assignment must be made pursuant to an Assignment and Assumption Agreement, and (vii) the Assignor Lender shall pay to the Administrative Agent a service fee in the amount of $3,500 for each assignment. Upon acceptance by the Administrative Agent of the Assignment and Assumption Agreement, the Assignee Lender shall have, to the extent of such assignment (unless otherwise provided therein), the same rights, benefits and obligations as it would have if it had been a signatory Lender hereunder, the Commitments reflected on Schedule 1.01(B) shall be adjusted accordingly, and the Administrative Agent shall deliver a revised Schedule 1.01(B) to the Company and the Lenders. The Administrative Agent shall maintain a copy of each Assignment and Assumption Agreement delivered to it, and a register for the recordation of the names and addresses of the Lenders, the Commitments of the Lenders, and the principal amount of the Revolving Credit Loans and Bid Loans outstanding from time to time (the "Register"). Entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender for all purposes of this Agreement and each other Loan Document. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (b) Participations. In the case of a participation, (i) the participant's rights against such Lender in respect of such participation shall be those set forth in the agreement executed by such Lender in favor of the participant relating thereto, and (ii) such agreement shall include an agreement to be bound by the provisions of Section 11.12, and shall not include any voting rights except with respect to changes of the type referenced in clauses (a),
(b), (c) or (d) under Section 12.01. All of such Lender's obligations under this Agreement or any other Loan Document shall remain unchanged and all amounts payable by any Borrower hereunder or thereunder shall be determined as if such Lender had not sold such participation. Such Lender shall remain the owner of any such participated interest for all purposes of this Agreement. The Borrowers, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. All such participants shall be entitled to the benefit of the provisions of Sections 4.03, 5.06, 9.08, 10.02(c) and Sections 12.03(b) and (c).

          (c) Other Provisions. Any assignee or participant which is not incorporated under the Laws of the United States of America or a state thereof shall deliver to the Borrowers and the Administrative Agent the form of certificate described in Section 12.18 relating to federal income tax withholding and the Lender who makes an assignment or sells a participation shall cause the assignee or participant to comply with the provisions of Section
12.18. Each Lender may furnish any publicly available information concerning the Company or its Subsidiaries and any other information concerning the Company or its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees or participants), provided that such assignees and participants agree to be bound by the provisions of Section 12.12.

          (d) Federal Reserve Bank Transfer. Notwithstanding anything to the contrary, any Lender may at any time assign all or any portion of its rights under this Agreement and the other Loan Documents to a Federal Reserve Bank, and no such assignment shall release such assigning Lender from its obligations hereunder.

          12.12 Confidentiality. (a) The Agents and the Lenders each agree to keep confidential all information obtained from the Company or any of its

Subsidiaries which is nonpublic and confidential or proprietary in nature (including any information the Company or any of its Subsidiaries specifically designates as confidential), except as provided below, and to use such information only in connection with their respective capacities under this Agreement and for the purposes contemplated hereby. Any Agent or Lender shall be permitted to disclose such information (i) to Affiliates, outside legal counsel, accountants and other professional advisors who need to know such information in connection with the administration and enforcement of this Agreement, subject to agreement of such Persons to maintain the confidentiality, (ii) to assignees and participants (including prospective assignees and participants) as contemplated by Section 12.11, (iii) to the extent requested by any bank regulatory authority or, with notice to the Company, as otherwise required by applicable Law or by any subpoena or similar legal process, or in connection with any investigation or proceeding arising out of the transactions contemplated by this Agreement, (iv) if it becomes publicly available other than as a result of a breach of this Agreement or becomes available from a source not known to such Agent or Lender to be subject to confidentiality restrictions, or (v) if the Company shall have consented to such disclosure.

          (b) Sharing Information With Affiliates of the Lenders. Each Borrower acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Company or one or more of its Affiliates (in connection with this Agreement or otherwise) by any Lender or by one or more Subsidiaries or Affiliates of such Lender and each of the Borrowers hereby authorizes each Lender to share any information delivered to such Lender by the Company and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such Subsidiary or Affiliate of such Lender, it being understood that any such Subsidiary or Affiliate of any Lender receiving such information shall be bound by the provisions of Section 12.12 as if it were a Lender hereunder. Such authorization shall survive the repayment of the Loans and other Obligations and the termination of the Commitments.

          12.13 Counterparts. This Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

          12.14 Agent's or Lender's Consent. Whenever any Agent's or any Lender's or the Issuing Bank's consent is required to be obtained under this Agreement or any of the other Loan Documents as a condition to any action, inaction, condition or event, each Agent and each Lender and the Issuing Bank shall be authorized to give or withhold such consent in its sole and absolute discretion (unless such consent is not to be unreasonably withheld) and to condition its consent upon the giving of collateral, the payment of money or any other matter.

          12.15 Exceptions. The representations, warranties and covenants contained herein shall be independent of each other and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exceptions be deemed to permit any action or omission that would be in contravention of applicable Law.

          12.16 CONSENT TO FORUM; WAIVER OF JURY TRIAL. (a) EACH BORROWER HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE CIRCUIT COURT OF COOK COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO SUCH BORROWER AT THE ADDRESSES PROVIDED FOR IN SECTION 12.06 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. EACH BORROWER WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE.

               (b) EACH BORROWER, EACH AGENT, EACH OF THE LENDERS AND THE ISSUING BANK HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT TO THE FULL EXTENT PERMITTED BY LAW.

          12.17 Waivers by Borrowers. Except as otherwise provided for in this Agreement and the other Loan Documents, each of the Borrowers waives (i) presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by any of the Borrowers on which such Borrower may in any way be liable and hereby ratifies and confirms what the Administrative Agent may do in this regard; (ii) the benefit of all valuation, appraisement and exemption laws; and (iii) any right such Borrower may have upon payment in full of its Obligations to require the Administrative Agent or any Lender to terminate its security interest in any property of the Borrowers until termination of this Agreement in accordance with its terms and the execution by the Administrative Agent and each of the Borrowers, and by any Person whose loans to the Borrowers are used in whole or in part to satisfy the Obligations, of an agreement indemnifying the Agents and the Lenders from any loss or damage the Agents or the Lenders may incur as the result of dishonored checks or other items of payment received by the Agents from the Borrowers and applied to the Obligations.

          12.18 Tax Withholding Forms. Each Lender or assignee or participant of a Lender that is not incorporated under the Laws of the United States of America or a state thereof agrees that it will deliver to each of the Company and the Administrative Agent two (2) duly completed copies of the following: (i) Internal Revenue Service Form W-9, 4224 or 1001, or other applicable form prescribed by the Internal Revenue Service, certifying that such Lender, assignee or participant is entitled to receive payments under this Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes, or is subject to such tax at a reduced rate under an applicable tax treaty, or (ii) Internal Revenue Service Form W-8 or other applicable form or a certificate of the Lender, assignee or participant indicating that no such exemption or reduced rate is allowable with respect to such payments. Each assignee or participant shall deliver such form or certificate on or before the effective date of such assignment or participation. Each Lender, assignee or participant which so delivers a Form W-8, W-9, 4224 or 1001 further undertakes to deliver to each of the Company and the Administrative Agent two (2) additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Company or the Administrative Agent, either certifying that such Lender, assignee or participant is entitled to receive payments under this Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes or is subject to such tax at a reduced rate under an applicable tax treaty or stating that no such exemption or reduced rate is allowable. The Administrative Agent shall be entitled to withhold United States federal income taxes at the full withholding rate unless the Lender, assignee or participant establishes an exemption or that it is subject to a reduced rate as established pursuant to the above provisions.

          12.19 Effective Date Transition Provision. Immediately after the Effective Date, Wells Fargo Bank, N.A., Credit Lyonnais, NationsBank, N.A. (Carolinas), U.S. National Bank of Oregon, Mitsubishi Trust and Banking Corp., The Fuji Bank, Limited, The Sumitomo Bank, Ltd. and The Tokai Bank, Ltd. shall cease to be Lenders under, and shall cease to have any rights, benefits or obligations under, this Agreement or any other Loan Document, except Wells Fargo Bank, N.A., Credit Lyonnais, NationsBank, N.A. (Carolinas), U.S. National Bank of Oregon, Mitsubishi Trust and Banking Corp., The Fuji Bank, Limited, The Sumitomo Bank, Ltd. and The Tokai Bank, Ltd. shall continue to have: (a) obligations arising under Section 11.06 insofar as such obligations relate to events occurring prior to the Effective Date; and (b) rights and benefits arising under Sections 5.06 and 12.03(b) insofar as such rights and benefits relate to events occurring prior to the Effective Date.

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.


                                        BORDERS GROUP, INC., AS BORROWER AND
                                        AS GUARANTOR UNDER ARTICLE IX


                                        By:_________________________________

                                        Title:______________________________

                                        Address for Notices:

                                        500 East Washington Street
                                        Ann Arbor, Michigan  48104

                                        Telecopier No. (313) 995-8265
                                        Attention:  Thomas D. Carney
                                        Telephone No. (313) 913-1977



                                        BORDERS, INC., AS BORROWER AND
                                        AS GUARANTOR UNDER ARTICLE IX


                                        By:_________________________________
                                        Title:______________________________

                                        Address for Notices:

                                        c/o Borders Group, Inc.
                                        500 East Washington Street
                                        Ann Arbor, Michigan  48104

                                        Telecopier No. (313) 995-8265
                                        Attention:  Thomas D. Carney
                                        Telephone No. (313) 913-1977

                                        WALDEN BOOK COMPANY, INC., AS
                                        BORROWER AND AS GUARANTOR UNDER
                                        ARTICLE IX


                                        By:________________________________
                                        Title:_____________________________

                                        Address for Notices:

                                        c/o Borders Group, Inc.
                                        500 East Washington Street
                                        Ann Arbor, Michigan  48104

                                        Telecopier No. (313) 995-8265
                                        Attention:  Thomas D. Carney
                                        Telephone No. (313) 913-1977





                                        BGP (UK) LIMITED, AS BORROWER AND
                                        AS GUARANTOR UNDER ARTICLE IX



                                        By:________________________________
                                        Title:_____________________________

                                        Address for Notices:

                                        c/o Borders Group, Inc.
                                        500 East Washington Street
                                        Ann Arbor, Michigan  48104

                                        Telecopier No. (313) 995-8265
                                        Attention:  Thomas D. Carney
                                        Telephone No. (313) 913-1977

                                       PLANET MUSIC, INC., AS
                                       GUARANTOR UNDER ARTICLE IX



                                       By:____________________________________
                                       Title:_________________________________

                                       Address for Notices:

                                       c/o Borders Group, Inc.
                                       500 East Washington Street
                                       Ann Arbor, Michigan  48104

                                       Telecopier No. (313) 995-8265
                                       Attention:  Thomas D. Carney
                                       Telephone No. (313) 913-1977





                                       BORDERS PROPERTIES, INC., AS
                                       GUARANTOR UNDER ARTICLE IX


                                       By:____________________________________
                                       Title:_________________________________

                                       Address for Notices:

                                       c/o Borders Group, Inc.
                                       500 East Washington Street
                                       Ann Arbor, Michigan  48104

                                       Telecopier No. (313) 995-8265
                                       Attention:  Thomas D. Carney
                                       Telephone No. (313) 913-1977

                                       WALDENBOOKS PROPERTIES, INC. AS
                                       GUARANTOR UNDER ARTICLE IX

                                       By:____________________________________
                                       Title:_________________________________

                                       Address for Notices:

                                       c/o Borders Group, Inc.
                                       500 East Washington Street
                                       Ann Arbor, Michigan  48104

                                       Telecopier No. (313) 995-8265
                                       Attention:  Thomas D. Carney
                                       Telephone No. (313) 913-1977





                                       BORDERS ONLINE, INC., AS
                                       GUARANTOR UNDER ARTICLE IX

                                       By:____________________________________
                                       Title:_________________________________


                                       Address for Notices:

                                       c/o Borders Group, Inc.
                                       500 East Washington Street
                                       Ann Arbor, Michigan  48104

                                       Telecopier No. (313) 995-8265
                                       Attention:  Thomas D. Carney
                                       Telephone No. (313) 913-1977

                                       BORDERS OUTLET, INC., AS
                                       GUARANTOR UNDER ARTICLE IX


                                       By:____________________________________
                                       Title:_________________________________


                                       Address for Notices:

                                       c/o Borders Group, Inc.
                                       500 East Washington Street
                                       Ann Arbor, Michigan  48104

                                       Telecopier No. (313) 995-8265
                                       Attention:  Thomas D. Carney
                                       Telephone No. (313) 913-1977

                                       BORDERS FULFILLMENT, INC., AS
                                       GUARANTOR UNDER ARTICLE IX

                                       By:____________________________________
                                       Title:_________________________________

                                       Address for Notices:

                                       c/o Borders Group, Inc.
                                       500 East Washington Street
                                       Ann Arbor, Michigan  48104

                                       Telecopier No. (313) 995-8265
                                       Attention:  Thomas D. Carney
                                       Telephone No. (313) 913-1977





                                       THE LIBRARY, LTD., AS
                                       GUARANTOR UNDER ARTICLE IX


                                       By:____________________________________
                                       Title:_________________________________

                                       Address for Notices:

                                       c/o Borders Group, Inc.
                                       500 East Washington Street
                                       Ann Arbor, Michigan  48104

                                       Telecopier No. (313) 995-8265
                                       Attention:  Thomas D. Carney
                                       Telephone No. (313) 913-1977

                                       PNC BANK, NATIONAL ASSOCIATION, AS
                                       ADMINISTRATIVE AGENT


                                       By:____________________________________
                                       Title:_________________________________

                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                       AS SYNDICATION AGENT


                                       By:____________________________________
                                       Title:_________________________________

                                       BANKERS TRUST COMPANY,
                                       AS REAL ESTATE ADMINISTRATIVE AGENT


                                       By:____________________________________
                                       Title:_________________________________

                                       PNC BANK, NATIONAL ASSOCIATION


                                       By:____________________________________
                                       Title:_________________________________


                                       THE FIRST NATIONAL BANK OF CHICAGO

                                       By:____________________________________
                                       Title:_________________________________



                                       BANKERS TRUST COMPANY

                                       By:____________________________________
                                       Title:_________________________________

                                       FIRST UNION NATIONAL BANK


                                       By:____________________________________
                                       Title:_________________________________


                                       FLEET NATIONAL BANK

                                       By:____________________________________
                                       Title:_________________________________


                                       KEYBANK NATIONAL ASSOCIATION

                                       By:____________________________________
                                       Title:_________________________________


                                       COMERICA BANK

                                       By:____________________________________
                                       Title:_________________________________


                                       MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK
                                       By:____________________________________
                                       Title:_________________________________


                                       UNION BANK OF CALIFORNIA, N.A.

                                       By:____________________________________
                                       Title:_________________________________


                                       CORESTATES BANK, N.A.


                                       By:____________________________________
                                       Title:_________________________________

                                       BANQUE NATIONALE DE PARIS


                                       By:____________________________________
                                       Title:_________________________________


                                       SUNTRUST BANK, ATLANTA

                                       By:____________________________________
                                       Title:_________________________________


                                       BANK BOSTON, N.A.

                                       By:____________________________________
                                       Title:_________________________________


                                       HIBERNIA NATIONAL BANK

                                       By:____________________________________
                                       Title:_________________________________


                                       THE NORTHERN TRUST COMPANY

                                       By:____________________________________
                                       Title:_________________________________


                                       THE BANK OF NEW YORK

                                       By:____________________________________
                                       Title:_________________________________

                                       MERCANTILE BANK

                                       By:____________________________________
                                       Title:_________________________________


                                       THE DAI-ICHI KANGYO BANK, LTD. -
                                       CHICAGO BRANCH

                                       By:____________________________________
                                       Title:_________________________________


                                       FIRST HAWAIIAN BANK

                                       By:____________________________________
                                       Title:_________________________________


                                       BANK ONE, NATIONAL ASSOCIATION

                                       By:____________________________________
                                       Title:_________________________________


                                       LONG TERM CREDIT BANK OF JAPAN

                                       By:____________________________________
                                       Title:_________________________________


                                       WACHOVIA BANK, N.A.

                                       By:____________________________________
                                       Title:_________________________________

                                EXHIBIT 1.01(A)

                                    FORM OF
                      ASSIGNMENT AND ASSUMPTION AGREEMENT

                 Reference is made to the Amended and Restated Multicurrency Credit Agreement dated as of October _____, 1997, (the "Credit Agreement") among Borders Group, Inc. (the "Company"), Borders, Inc. ("Borders"), Walden Book Company, Inc. ("Walden") and BGP (UK) Limited ("Books Holding") (the Company, Borders, Walden and Books Holding hereinafter referred to, individually, as a "Borrower" and, collectively, as the "Borrowers"), the Lenders (as defined in the Credit Agreement), PNC Bank, National Association, as Administrative Agent for the Lenders (the "Administrative Agent"), The First National Bank of Chicago, as Syndication Agent for the Lenders (the "Syndication Agent") and Bankers Trust Company, as Real Estate Administrative Agent for the Lenders (the "Real Estate Administrative Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

                 __________ (the "Assignor") and __________ (the "Assignee"),
intending to be legally bound hereby, make this Assignment and Assumption Agreement (this "Assignment and Assumption") as of the ____ day of __________, _______, and hereby agree as follows:

                 1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, WITHOUT RECOURSE to the Assignor, an interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below), including without limitation, such percentage interest in the Assignor's Commitment as in effect on the Effective Date, in the Revolving Credit Loans [and Bid Loans] owing to the Assignor on the Effective Date, and in the Assignor's Ratable Share of Letter of Credit Outstandings, such that after giving effect to the assignment and assumption provided for herein, the Commitment and Ratable Share of the Assignee shall be as set forth on Schedule I hereof.(1)

                 2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any of the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any of the Loan Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any of the Borrowers or Guarantors or the performance or observance by any Borrower or Guarantor of any of its obligations under the Credit Agreement or any of the Loan Documents or any other instrument or document furnished pursuant thereto.

                 3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements (if any) referred to in Sections 6.01(i) and 8.03(a)

____________________

               (1)Assignor must assign the same proportion of its Commitment, each of its Revolving Credit Loans then outstanding and its Ratable Share of the Letter of Credit Outstandings
and (b) of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption; (ii) confirms that it is able to fund the Loans as required by the Credit Agreement; (iii) agrees that it will, independently and without reliance upon any of the Agents, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes each of the Agents to take such actions on its behalf and to exercise such powers under the Loan Documents as are delegated to each such Agent by the terms thereof; (v) agrees that it will become a party to and be bound by the Credit Agreement on the Effective Date (including without limitation the provisions of Section 12.11) as if it were an original Lender thereunder and will have the rights and obligations of a Lender thereunder and will perform in accordance with its terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) specifies as its address for notices the office set forth beneath its name on the signature pages hereof.

                 4. The effective date of this Assignment and Assumption shall be __________, _______ (the "Effective Date"). Following the execution of this Assignment and Assumption, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent, together with any consents required under Section 12.11 of the Credit Agreement.

                 5. Upon such acceptance by the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption, have the rights and obligations of a Lender thereunder and under the Loan Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Credit Agreement.

                 6. Upon such acceptance, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest, Fees and Letter of Credit Fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.

                 7. The Assignor makes this assignment to the Assignee in consideration of the payment by the Assignee to the Assignor of the amount previously agreed to by the Assignor and the Assignee.

                 8. This Assignment and Assumption shall be governed by and construed in accordance with the internal laws of the State of Illinois.

                 9. [This section is applicable only if the Assignee is incorporated outside of the United States.] Assignee has delivered to each of the Administrative Agent and the Company on or prior to the Effective Date two duly completed copies of Internal Revenue Service Form W-9, 4224 or 1001, or other applicable form prescribed by the Internal Revenue Service, certifying that such Assignee is entitled to receive payments under the Credit Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes, or is subject to such tax at a reduced rate under an applicable tax treaty. [Alternative: Assignee has delivered to each of Administrative Agent and the Company on or prior to the Effective Date two duly completed copies of Internal Revenue Service Form W-8 of Assignee indicating that Assignee is subject to withholding of United States federal income taxes.]

                                                [NAME OF ASSIGNOR]


                                            By:
                                                _____________________________
                                                Name:  ______________________
                                                Title:_______________________

                                            [NAME OF ASSIGNEE]



                                            By:
                                                _____________________________
                                                Name:  ______________________
                                                Title:_______________________


                                            Notice of Address:

                                            _________________________________
                                            _________________________________
                                            _________________________________


                                            Telephone No.:
                                                           __________________
                                            Telecopier No.:
                                                           __________________
                                            Attn:
                                                  ___________________________

CONSENTED TO [ACCEPTED] this _______
day of ____________, _______.

[ADMINISTRATIVE AGENT]
[COMPANY]*


By: ______________________________

Title: ___________________________

* If applicable

                                   SCHEDULE I
                          AMOUNTS ASSIGNED TO ASSIGNEE


                                                               Amount of
                                                             Ratable Share
                                                                   of
                                  Amount of                 Letter of Credit
    Amount of                 Revolving Credit                Outstandings                 [Amount of Bid
    Commitment                 Loans Assigned                Assigned as of              Loans Assigned as
Assigned as of the                as of the                   the Effective               of the Effective
  Effective Date               Effective Date                     Date                          Date
   $__________                   $__________                   $__________                  $__________]
Ratable Share _______%





(1)Includes undrawn face amount of Letters of Credit Outstandings.

                                EXHIBIT 2.05(A)

                                    FORM OF
                         REVOLVING CREDIT LOAN REQUEST


TO: PNC Bank, National Association as Administrative Agent One PNC Plaza, 4th Floor Annex
                 249 5th Avenue
                 Pittsburgh, PA 15265
                 Telephone No.: (412) 762-3627
                 Telecopier No.: (412) 762-8672
                 Attention: Multi-Bank Loan Administration - Arlene Ohler

FROM:            Borders Group, Inc.

RE:              Amended and Restated Multicurrency Credit Agreement (the

                 "Credit Agreement") dated as of October _______, 1997 by and among Borders Group, Inc., Borders, Inc., Walden Book Company, Inc. and BGP(UK) Limited as Borrowers, the Lenders, as defined therein, PNC Bank, National Association, as Administrative Agent, The First National Bank of Chicago, as Syndication Agent and Bankers Trust Company, as Real Estate Administrative Agent.

                 Pursuant to Section 2.05(a) of the Credit Agreement, the undersigned hereby makes the following Revolving Credit Loan Request:

                 1.       Proposed Borrowing Date
                          (which must be a Business Day)  _____________________

                 2.       Currency                        _____________________

                 3.       Aggregate principal amount of
                          Revolving Credit Loans (expressed
                          in the currency listed in 2 above and
                          in a Dollar Equivalent Amount)
                          comprising the new Borrowing Tranche(2) $____________

____________________

     (2)Any Euro-Rate Borrowing Tranche, in the case of Revolving Credit Loans denominated in Dollars, shall be not less than $15,000,000 and in integral multiples of $1,000,000 in excess thereof and, in the case of Revolving Credit Loans denominated in an Optional Currency, shall be in an amount reasonably comparable to the minimum amount for Revolving Credit Loans denominated in Dollars. Any Base Rate Borrowing Tranche shall be not less than $2,000,000 (and in integral multiples of $1,000,000) or the maximumamount available.

     4.       Borrower to receive proceeds of the
              Revolving Credit Loans                    $_________________


     5.       Interest Rate Option applicable to the new Borrowing Tranche
              (Choose one):

              ________   a.  Base Rate Option

              ________  b.  Euro-Rate Option for an Interest Period of
                            (choose one):

                         _________  i.    1 month  ________  iii.   3 months

                         _________  ii.   2 months _________  iv.   6 months


     6. As of the date hereof and the date of making of the Revolving Credit Loans: the representations and warranties contained in
               Article VI of the Credit Agreement are and will be true (except representations and warranties that expressly relate solely to an earlier date or time, which representations and warranties were true on and as of the specific date referred to therein), no Event of Default or Potential Default has occurred and is continuing or shall exist, and the making of the Revolving Credit Loans shall not contravene any Law applicable to the Company or any of its Subsidiaries, any Agent or any of the Lenders.

     Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

     The undersigned certifies to the accuracy of the foregoing.

                                        BORDERS GROUP, INC.


                                        By
                                             _________________________________
                                        Its
                                             _________________________________

                                        Date
                                             _________________________________

                                EXHIBIT 2.05(b)

                                    FORM OF
                            SWING LOAN LOAN REQUEST


TO: PNC Bank, National Association, as Administrative Agent One PNC Plaza, 4th Floor Annex
               249 5th Avenue
               Pittsburgh, PA 15265
               Telephone No.: (412) 762-3627
               Telecopier No.: (412) 762-8672
               Attention: Multi-Bank Loan Administration - Arlene Ohler

FROM:          Borders Group, Inc.

RE:            Amended and Restated Multicurrency Credit Agreement (the
"Credit Agreement") dated as of October _______, 1997 by and among Borders Group, Inc., Borders, Inc., Walden Book Company, Inc. and BGP(UK) Limited as Borrowers, the Lenders, as defined therein, PNC Bank, National Association, as Administrative Agent, The First National Bank of Chicago, as Syndication Agent and
                 Bankers Trust Company, as Real Estate Administrative Agent.

               Pursuant to Section 2.05(b) of the Credit Agreement, the undersigned hereby makes the following Swing Loan Request:

               1.       Proposed Borrowing Date
                        (which must be a Business Day)
                                                           __________________

               2.       Aggregate principal amount of
                        Swing Loans(3)                     $
                                                           __________________
               3.       Borrower to receive proceeds of
                        Swing Loans                        $
                                                           __________________

               4. As of the date hereof and the date of making of the Swing Loans: the representations and warranties contained in Article VI of the Credit Agreement are and will be true (except representations and warranties that expressly relate solely to an earlier date or time, which representations and warranties were true on and as of the specific date referred to therein), no Event of Default or Potential Default has occurred and is continuing or shall exist, and the making of the Swing Loans shall not contravene any Law



____________________

     (3)Not less than $1,000,000 and in integral multiples of $500,000 in excess thereof.

                    applicable to the Company or any of its Subsidiaries, any Agent or any of the Lenders.

               Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

                 The undersigned certifies to the accuracy of the foregoing.


                                        BORDERS GROUP, INC.


                                        By
                                            ______________________________
                                        Its
                                            ______________________________
                                        Date
                                            ______________________________

                                  EXHIBIT 3.01

                                    FORM OF
                                BID LOAN REQUEST


TO: PNC Bank, National Association as Administrative Agent One PNC Plaza, 4th Floor Annex
                 249 5th Avenue
                 Pittsburgh, PA 15265
                 Telephone No.: (412) 762-3627
                 Telecopier No.: (412) 762-8672
                 Attention: Multi-Bank Loan Administration - Arlene Ohler

FROM:            Borders Group, Inc.

RE: Amended and Restated Multicurrency Credit Agreement (the "Credit Agreement") dated as of October _______, 1997 by and among Borders Group, Inc., Borders, Inc., Walden Book Company, Inc. and BGP(UK) Limited as Borrowers, the Lenders, as defined therein, PNC Bank, National Association, as Administrative Agent, The First National Bank of Chicago, as Syndication Agent and Bankers Trust Company, as Real Estate Administrative Agent.

                 The Company hereby gives you notice pursuant to Section 3.01 of the Credit Agreement that the Borrowers request Bid Loans under the Credit Agreement, and in that connection set forth below the terms on which such Bid Loans are requested to be made:

                 1.       Proposed Bid Loan Borrowing Date
                          (which must be a Business Day)
                                                             _________________

                 2.       Interest Rate Option applicable to the Bid Loan
                          (Choose one):

                          ______  a.  Fixed Rate Bid Loan Option

                          ______  b.  Euro-Rate Bid Loan Option for an
                                      Interest Period of (choose one):

                                      _________  i.    1 month  ________  iii.   3 months

                                      _________  ii.   2 months         _________  iv.   6 months

                 3.       Proposed Bid Loan Period(4)

____________________

     (4)If electing a Fixed Rate Bid Loan Option, the proposed Bid Loan Period shall be not less than 7 days and not more than 270 days; if electing a Euro-Rate Bid Loan Option, the proposed Bid

     4.       Borrower to receive proceeds
              of Bid Loans                      ____________________



















_________________

Loan Period shall be 1, 2, 3 or 6 months and, in any case, shall end no later than the Expiration Date.

                   5.       Maximum aggregate principal
                            amount of Revolving Credit Bid
                            Loans(5)                                    $
                                                                         ------

                   6. As of the date hereof and the date of making of the Bid Loans: the representations and warranties contained in Article VI of the Credit Agreement are and will be true (except representations and warranties that expressly relate solely to an earlier date or time, which representations and warranties were true on and as of the specific date referred to therein), no Event of Default or Potential Default has occurred and is continuing or shall exist, and the making of the Bid Loans shall not contravene any Law applicable to the Company or any of its Subsidiaries, any Agent or any of the Lenders.

                 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

                   The undersigned certifies to the accuracy of the foregoing.

                                        BORDERS GROUP, INC.


                                        By
                                             --------------------------
                                        Its
                                             --------------------------

                                        Date
                                             --------------------------





____________________

     (5)Shall be not less than $10,000,000 and in integral multiples of $1,000,000.

                                  FORM OF BID


TO: PNC Bank, National Association as Administrative Agent One PNC Plaza, 4th Floor Annex
                 249 5th Avenue
                 Pittsburgh, PA 15265
                 Telephone No.: (412) 762-3627
                 Telecopier No.: (412) 762-8672
                 Attention: Multi-Bank Loan Administration - Arlene Ohler

FROM:            [Name of Lender]

RE: Amended and Restated Multicurrency Credit Agreement (the "Credit Agreement") dated as of October _______, 1997 by and among Borders Group, Inc., Borders, Inc., Walden Book Company, Inc. and BGP(UK) Limited as Borrowers, the Lenders, as defined therein, PNC Bank, National Association, as Administrative Agent, The First National Bank of Chicago, as Syndication Agent and Bankers Trust Company, as Real Estate Administrative Agent.

                 The undersigned hereby makes a Bid pursuant to Section 3.02(a) of the Credit Agreement, in response to the Bid Loan Request made by the Company on __________, _______ and in that connection sets forth below the terms on which such Bid is made:



                                                     Bid No. 1   Bid No. 2   Bid No. 3

                 1.       Principal Amount(6)
                                                     -------     -------     -------
                 2.       Fixed Rate (if applicable)
                                                     -------     -------     -------
                 3.       Euro-Rate Bid Loan
                          Spread (if applicable)     -------     -------     -------

                 4.       Bid Loan Period and
                          Last day thereof(7)        -------     -------     -------


______________________

     (6)Not less than $5,000,000 or greater than the Requested Amount, and in integral multiples of $1,000,000 in excess thereof. Multiple bids will be accepted by the Administrative Agent.

     (7)If electing a Fixed Rate Bid Loan Option, the proposed Bid Loan Period shall not be less than 7 days and not more than 270 days; if electing a Euro-Rate Bid Loan Option, the proposed Bid Loan Period shall be 1, 2, 3 or 6 months and, in either case, shall end no later than the Expiration Date.

                   Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

                          The undersigned hereby confirms that it is prepared,
subject to the conditions set forth in the Credit Agreement, to extend credit to the Borrowers upon acceptance by the Company of this Bid in accordance with
Section 3.02(c) of the Agreement.

                                                    Very truly yours,

                                                    [NAME OF LENDER],

                                                    By:________________________

                                                    Its:_______________________

                                                    Date:______________________

                        FORM OF BID ACCEPT/REJECT LETTER


TO: PNC Bank, National Association, as Administrative Agent One PNC Plaza, 4th Floor Annex
                 249 5th Avenue
                 Pittsburgh, PA 15265
                 Telephone No.: (412) 762-3627
                 Telecopier No.: (412) 762-8672
                 Attention: Multi-Bank Loan Administration - Arlene Ohler

FROM:            [Name of Lender]

RE: Amended and Restated Multicurrency Credit Agreement (the "Credit Agreement") dated as of October _______, 1997 by and among Borders Group, Inc., Borders, Inc., Walden Book Company, Inc. and BGP (UK) Limited as Borrowers, the Lenders, as defined therein, PNC Bank, National Association, as Administrative Agent, The First National Bank of Chicago, as Syndication Agent and Bankers Trust Company, as Real Estate Administrative Agent.

                 In accordance with Section 3.02(a) of the Credit Agreement, we have received a summary of bids in connection with our Bid Loan Request dated _____________, _____ and in accordance with Section 3.02(b) of the Credit Agreement, we hereby accept the following bids for maturity on [date]:

                                                                             Euro-Rate Bid
                                           Fixed Rate                        Loan Spread
Principal Amount(8)               (if applicable)                   (if applicable)           Lender
$_________                        __________                        __________                __________

$_________                        __________                        __________                __________


We hereby reject the following bids:

                                                                             Euro-Rate Bid
                                           Fixed Rate                        Loan Spread
Principal Amount                  (if applicable)                   (if applicable)           Lender
$_________                        __________                        __________                __________

$_________                        __________                        __________                __________





____________________

               (8)Aggregate not less than $10,000,000 or greater than the Requested Amount, and in integral multiples of $1,000,000.

                 The amount of $_____________ should be deposited in PNC Bank, National Association account number [______________________] on the Bid Loan Borrowing Date.


                                                   Very truly yours,

                                                   BORDERS GROUP, INC.

                                                   By:_________________________

                                                   Its:________________________

                                                   Date:_______________________

                               EXHIBIT 3.02(c)

                        FORM OF DESIGNATION AGREEMENT


                        Dated _______________ __, 199_



                          Reference is made to the Amended and Restated
Multi-Currency Credit Agreement dated as of October 17, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement') among Borders Group, Inc., Borders, Inc., Walden Book Company, Inc., BGP U.K. Limited (collectively, the "Borrowers"), the Lenders parties thereto, PNC Bank, National Association, as Administrative Agent for the Lenders, The First National Bank of Chicago, as Syndication Agent for the Lenders, and Bankers Trust Company, as Real Estate Administrative Agent for the Lenders. Terms defined in the Credit Agreement are used herein with the same meaning.

                          [NAME OF DESIGNOR] (the "Designor"), [NAME OF
DESIGNEE] (the "Designee"), the Administrative Agent and the Borrowers agree as follows:

                 1. The Designor hereby designates the Designee, and the Designee hereby accepts such designation, to have a right to make Bid Loans pursuant to Article III of the Credit Agreement. Any assignment by Designor to Designee of its rights to make a Bid Loan pursuant to such Article III shall be effective at the time of the funding for such Bid Loan and not before such time.

                 2. Except as set forth in Section 7 below, the Designor makes no representation or warranty and assumes no responsibility pursuant to this Designation Agreement with respect to (a) any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument and documents furnished pursuant thereto and (b) the financial condition of the Company or Subsidiary of the Company or the performance or observance by the Company or any Subsidiary of the Company of any of their respective obligations under any Loan Documents or any other instrument or document furnished pursuant thereto. (It is acknowledged that the Designor may make representations and warranties of the type described above in other agreements to which the Designor is a party.)

                 3. The Designee (a) confirms that it has received a copy of each Loan Document, together with copies of the financial statements referred to in Section 6.01(i) of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own independent credit analysis and decision to enter into this Designation Agreement; (b) agrees that it will, independently and without reliance upon any of the Agents, the Designor or any other Lender and based on such documents and information as it shall deem appropriate at the time continue to make its own credit decisions in taking or not taking action under any Loan Document; (c) confirms that it is a Designated Lender; (d) appoint and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under any Loan Document as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of any Loan Document are required to be performed by it as a Lender.

                 4. The Designee hereby appoints Designor (in Designor's capacity as the designating lender and not as the referral bank) as Designee's agent and attorney in fact, and grants to Designor an irrevocable power of attorney, to deliver and receive all communications and notices under the Credit Agreement and other Loan Documents and to exercise on Designee's behalf all rights to vote and to grant and make approvals, waivers, consents or amendment to or under the Credit Agreement or other Loan Documents. Any document executed by the Designor on the Designee's behalf in connection with the Credit Agreement or other Loan Documents shall be binding on the Designee. The Borrowers , the Agents and each of the Lenders may rely on and are beneficiaries of the preceding provisions.

                 5. Following the execution of this Designation Agreement by the Designor and its Designee, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Designation Agreement (the "Effective Date") shall be the date of acceptance hereof by the Administrative Agent, unless otherwise specified on the signature page thereto.

                 6. The Administrative Agent shall not institute or join any other person in instituting against the Designee any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the Expiration Date of the Credit Agreement.

                 7. The Company shall not institute or join any other person in instituting against the Designee any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the Expiration Date of the Credit Agreement.

                 8. The Designor unconditionally agrees to pay or reimburse the Designee and save the Designee harmless against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed or asserted by any of the parties to the Loan Documents against the Designee, in its capacity as such, in any way relating to or arising out of this Designation Agreement or any other Loan Documents or any action taken or omitted by the Designee hereunder or thereunder, provided that the Designor shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Designee's gross negligence or willful misconduct.

                 9. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, the Designee shall be a party to the Credit Agreement with a right to make Bid Loans as a Lender pursuant to
Article III of the Credit Agreement and shall have the rights and obligations of a Lender related thereto.

                 10. This Designation Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois, without reference to the provisions thereof regarding conflicts of law.

                 11. This Designation Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Designation Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Designation Agreement.

                 IN WITNESS WHEREOF, the Designor and the Designee, intending to be legally bound, have caused this Designation Agreement to be executed by their officers thereunto duly authorized as of the date first written above.

Effective Date:  _____________ __, 199_


                            [NAME OF DESIGNOR], as Designor


                            By:
                               -----------------------------------------
                            Title:
                                  --------------------------------------

                            [NAME OF DESIGNEE], as Designee


                            By:
                               -----------------------------------------
                            Title:
                                  --------------------------------------


                            Applicable Lending Office (and address for notices):

                                                  [ADDRESS]

 Accepted this ____ day of
 ___________, 199_

PNC BANK, NATIONAL ASSOCIATION          BORDERS GROUP, INC., for itself and for
as Administrative Agent                 the Borrowers under the Credit Agreement


By:                                     By:
   ---------------------------             ---------------------------
Title:                                  Title:
      ------------------------                ------------------------

                               EXHIBIT 7.01(e)(i)

                   FORM OF OPINION OF THE BORROWERS' COUNSEL

The Lenders that are Parties
to the Credit Agreement referred
to below, PNC Bank, National Association as Administrative Agent, The First National
Bank of Chicago as Syndication Agent,
and Bankers Trust Company, as Real Estate
Administrative Agent,
c/o Schiff Hardin & Waite
7200 Sears Tower
Chicago, Illinois 60606

                   RE:     AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT
                                  WITH BORDERS GROUP, INC. ET AL.

                   We have acted as counsel to Borders Group, Inc., a Michigan corporation (the "Company"), Borders, Inc., a Colorado corporation ("Borders"), Walden Book Company, Inc., a Colorado corporation ("Walden") and BGP (UK) Limited., a corporation organized under the laws of the United Kingdom ("Books Holding"), (the Company, Borders, Walden and Books Holding hereinafter referred to individually as a "Borrower" and, collectively, as the "Borrowers"), in connection with the negotiation, execution and delivery of that certain Amended and Restated Multicurrency Credit Agreement (the "Credit Agreement") dated as of October ____, 1997, among the Borrowers, the financial institutions which are parties thereto (the "Lenders"), PNC Bank, National Association, in its capacity as administrative agent for the Lenders under the Credit Agreement, The First National Bank of Chicago in its capacity as syndication agent for the Lenders under the Credit Agreement and Bankers Trust Company, in its capacity as real estate administrative agent for the Lenders under the Credit Agreement. This opinion is furnished to you at the request of the Borrowers as required by Section 7.01(e)(i) of the Credit Agreement. Capitalized terms not defined in this opinion shall have the meanings given to them in the Credit Agreement.

                   In connection with this opinion, we have examined an original, executed copy of the Credit Agreement, and the other documents, instruments and agreements executed and delivered in connection with the transactions contemplated by the Credit Agreement (collectively, the "Loan Documents").

                   We have also examined, in addition to the Loan
Documents, originals, or copies certified or otherwise identified to our satisfaction, of such corporate records, agreements, instruments and documents of the Borrowers, certificates and other statements of public officials and corporate officers, and such other documents as we have deemed necessary as a basis for the opinions expressed below.

                   In rendering our opinion, we have assumed (i) the corporate power of all parties to the documents examined by us other than the Borrowers, (ii) the due authorization, execution and delivery of each document examined by us by all parties to such documents other than the Borrowers, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, and (v) the conformity to original documents of all documents submitted to us as copies. In rendering our opinion, we have also relied as to certain factual matters on certificates by officers of the Borrowers and certificates by governmental officials, copies of which have been delivered to you. Nothing has come to our attention which causes us to believe that any factual matters contained in such certificates are untrue in any material respects.

                   Based on the foregoing and subject to the assumptions and qualifications set forth in this opinion, we are of the opinion that:

                   (1) Each of the Borrowers (i) is duly organized and is validly existing in good standing under the laws of the jurisdiction of its respective incorporation, and (ii) is duly qualified to do business and is in good standing as a foreign corporation in each state in which it owns or leases any property or conducts any business, except to the extent that failure to so qualify would not individually or in the aggregate have a Material Adverse Effect.

                   (2)  Each of the Borrowers has the power and
authority to own its property and to carry on its business as now conducted, and has the power and authority to execute, deliver and perform its obligations under the Loan Documents to which it is a party.

                   (3) Each of the Loan Documents to which it is a party constitutes the legal, valid, and binding obligation of each Borrower enforceable against such Borrower in accordance with its terms.

                   (4) The execution, delivery and performance by each Borrower of the Loan Documents to which it is a party does not require the consent or approval of, or other action by or filing with, any state or Federal governmental body or other regulatory authority and will not be in contravention of or in conflict with any state or Federal law or regulation having applicability to such Borrower or its Property.

                   (5) The execution, delivery and performance of the Loan Documents do not violate any term or provision of any Borrower's certificate or articles of incorporation or by-laws.

                   (6) The execution, delivery and performance of the Loan Documents will not conflict with, breach or constitute a default under, or constitute grounds for the acceleration of the maturity of, any agreement, indenture, undertaking or other instrument, known to us after diligent investigation, to which any Borrower is a party or by which it or any of its property may be bound or affected.

                   (7) The execution, delivery and performance of the Loan Documents will not result in the creation or imposition of (or the obligation to create or impose) any Lien on any Borrower's Property pursuant to the provisions of any of the foregoing.

                   (8) The execution, delivery and performance of the Loan Documents do not conflict with or result in the violation of any judgment, order or decree of any court, regulatory agency or arbitrator, known to us after diligent investigation, to which any Borrower is a party or by which it or any of its Property may be bound or affected.

                   (9) The courts of the State of Michigan and of the United Kingdom would give effect to the agreement contained in the Loan Documents that such Loan Documents shall be governed by and construed in accordance with the internal laws of the State of Illinois.

                   (10) To our knowledge after diligent investigation, no judgments are outstanding or administrative orders pending against any Borrower, nor are there any pending or threatened lawsuits, investigations, claims against or governmental proceedings affecting any Borrower or its Property which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

                   (11) The execution, delivery and performance of the Loan Documents will not violate Regulations G, T, U, or X of the Board of Governors of the Federal Reserve System.

                   (12) None of the Borrowers nor any Subsidiary of any Borrower is an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                   (13) All payments by Books Holding under the Credit Agreement may be made without deduction of any tax imposed by the United
Kingdom. Neither the Credit Agreement nor the arrangements contemplated thereby give rise to any registration or stamp or other tax or duty in or imposed by the United Kingdom or any authority or agency thereof.

                   (14) Books Holding is subject to the jurisdiction of the courts of the United Kingdom and is not entitled to claim any immunity from suit or execution of judgment on the ground of sovereignty or otherwise.

                   (15) The choice of law provisions in the Credit Agreement (providing for the same to be governed by and construed in accordance with the laws of the State of Illinois) are valid and binding under the law of the United Kingdom and would be recognized and upheld by the courts of the United Kingdom.

                   (16) The submission by Books Holding to the jurisdiction of the state and United States federal courts sitting in the State of Illinois contained in the Credit Agreement is a valid submission and any final judgment for a sum of money obtained against Books Holding in any such court will be enforceable against Books Holding in the United Kingdom. We know of no public policy at the date hereof which would prevent or hinder the enforcement of such a final judgment in the United Kingdom.

                    (16) It is not necessary in order to enable the Administrative Agent, the Syndication Agent, the Real Estate Administrative Agent or any Lender to claim and enforce in the United Kingdom any right afforded to the Administrative Agent, the Syndication Agent, the Real Estate Administrative Agent or such Lender by or in connection with the Credit Agreement or by reason of the execution, delivery and performance of the Credit Agreement by the Administrative Agent, the Syndication Agent, the Real Estate Administrative Agent or any Lender that the Administrative Agent, the Syndication Agent, the Real Estate Administrative Agent or any Lender be licensed, qualified or otherwise entitled to carry on business in or otherwise registered with any authority in the United Kingdom.

                   (17) None of the Administrative Agent, the Syndication Agent, the Real Estate Administrative Agent or any Lender will be deemed resident, domiciled or carrying on business in or subject to the laws of the United Kingdom by reason of the execution, delivery, performance or enforcement by the Administrative Agent, the Syndication Agent, the Real Estate Administrative Agent or any Lender of the Credit Agreement.

                   The foregoing opinions are subject to the following qualifications:

                   (i) Our opinion expressed in paragraph 3 above concerning the enforceability of the Loan Documents is subject to (A) the effect of applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws and court decisions of general application affecting the enforceability of creditors' rights generally, and (B) general principles of equity (regardless of whether such enforceability is considered is a proceeding in equity or law).

                                        Very truly yours,
                                        [LAW FIRM NAME]

                                        By:
                                           ------------------------------------
                                                     [Partner's Name]

                                EXHIBIT 8.03(C)

                         FORM OF COMPLIANCE CERTIFICATE

                      [For the quarter ended ____________]



                          Reference is made to that certain Amended and
Restated Multicurrency Credit Agreement (as amended, the "Credit Agreement") dated as of October ____, 1997 by and among Borders Group, Inc., Borders, Inc., Walden Book Company, Inc. and BGP (UK) Limited, as Borrowers, the Lenders, as defined therein, PNC Bank, National Association, as Administrative Agent, The First National Bank of Chicago, as Syndication Agent and Bankers Trust Company, as Real Estate Administrative Agent.

                          Capitalized terms used but not defined herein shall
have the meanings given to them in the Credit Agreement. This certificate is being delivered pursuant to the requirements of Section 8.03(c) of the Credit Agreement.

 The undersigned, an Authorized Officer of the Company, hereby certifies that:

                          1. The undersigned has reviewed the terms of the Credit Agreement and the other Loan Documents and has made, or caused to be made under his supervision, a review of the transactions and conditions of the Borrowers during the accounting period covered by the financial statements being delivered simultaneously herewith;

                          2. Such review has not disclosed the existence during such accounting period, and the undersigned does not have knowledge of the existence as of the date hereof, of any Event of Default or any Potential Default; and

                          3. The representations and warranties contained in Article VI of the Credit Agreement are true on and as of the date hereof (except representations and warranties that expressly relate solely to an earlier date or time, which representations and warranties were true on and as of the specific date referred to therein).

The undersigned hereby further certifies that the following calculations demonstrate for the Fiscal Quarter ending ____________, _____ (the "Period"), which is the [First] [Second] [Third] [Fourth] Fiscal Quarter, compliance by the Borrowers with the financial covenants contained in Section 8.02 of Credit Agreement.

1.    Indebtedness

      a.       Aggregate outstanding principal amount of
               all Indebtedness                                                              $__________

      b.       Capitalized Rent Expense

               (i)      Rent Expense                                   $__________

               (ii)     Lease Financing Rent Expense                   $__________

               (iii)   4 x ((I) + (ii))                                                      $__________

      c.       Maximum aggregate notional amount of all
               interest rate management devices permitted
               by Section  8.02(a)(iv) [a + (b x 50%)]                                       $__________

      d.       Actual aggregate notional amount of all
               interest rate management devices.                                             $__________

      e.       Consolidated Tangible Net Worth (see
               8(b)(iii) below                                                               $__________

      f.       Maximum aggregate amount of additional
               Indebtedness of the Company and its
               Domestic Subsidiaries permitted by
               Section  8.02(a)(ix) [e x 20%]                                                $__________

      g.       Actual aggregate amount of additional
               Indebtedness of the Company and its Domestic
               Subsidiaries                                                                  $__________

      h.       Maximum aggregate amount of Indebtedness of
               Foreign Subsidiaries to third     parties permitted by Section  8.02(a)(x)    $10,000,000

      i.       Actual aggregate amount of Indebtedness of
               Foreign Subsidiaries to third parties                                         $__________

2.    Permitted Liens

      a.       Consolidated Tangible Net Worth (See 8(b)(iii) below)                         $__________

      b.       Maximum aggregate fairmarket value of all property
               secured by Liens permitted under clause (xi) of the definition
               of "Permitted Liens" [a x 5%]                                                 $__________

      c.       Actual aggregate fair market value of all property secured by Liens permitted under clause (xi) of the definition
                          of "Permitted Liens"                                               $__________

3.               Contingent Obligations

                 a.       Maximum aggregate amount of current portion
                          of Permitted Lease Contingent Obligations
                          permitted by Section  8.02(c)(ii)                                  $15,000,000

                 b.       Actual aggregate amount of current portion of
                          Permitted Lease Contingent Obligations                             $__________

                 c.       Maximum aggregate amount of current portion
                          Contingent Obligations of the Company or any
                          Unrestricted Subsidiary which is a Domestic Subsidiary
                          in respect of operating lease obligations of any
                          Unrestricted Subsidiary which is a Foreign Subsidiary              $15,000,000

                 d.       Actual aggregate amount of Contingent Obligations
                          of the Company or any Unrestricted Subsidiary which
                          is a Domestic Subsidiary in respect of operating lease
                          obligations of any Unrestricted Subsidiary which
                          is a Foreign Subsidiary                                            $__________

4.               Loans and Investments

                 a.       Consolidated Tangible Net Worth (see 8(b)(iii) below)              $__________

                 b.       Maximum aggregate amount of all Investments by
                          Company and Domestic Subsidiaries in Foreign
                          Unrestricted Subsidiaries permitted by Section  8.02(d)(v)
                          plus Foreign Purchases [a x 15%]                                   $__________

                 c.       Actual aggregate amount of all Investments
                          permitted by Section  8.02(d)(v) by Company and Domestic
                          Subsidiaries in Foreign Unrestricted Subsidiaries                  $__________

                 d.       Actual aggregate amount of all Foreign Purchases
                          by Company and Domestic Subsidiaries                               $__________

                 e.       c + d                                                              $__________

                 f.       Maximum aggregate principal amount of all
                          loans to employees                                                 $10,000,000

                 g.       Actual aggregate principal amount of all
                          loans to employees                                                 $__________

5.      Dividends and Distributions

        a. Maximum permitted aggregate amount of repurchases of the Company's stock

                 i.      aggregate amount paid by
                         officers, employees, and
                         directors in connection with the
                         exercise of options                        $__________

                 ii.     realized tax benefit                       $__________

                 iii.    ($100,000 + i + ii )                                                    $__________

        b.       Actual aggregate amounts paid for repurchases of
                 the Company's stock                                                             $__________

        c.       See Schedule 1 hereto


6.      Minimum Fixed Charge Coverage Ratio

        a.       Minimum Fixed Charge Coverage Ratio                                             1.50 to 1.0

        b.       Actual Fixed Charge Coverage Ratio:

                 (i)     Consolidated Cash Flow from Operations:

                         (A)      Consolidated Net income
                                  for the preceding four
                                  Fiscal Quarters                   $_________

                         (B)      Less Extraordinary gains          ($________)

                         (C)      Plus Income (minus loss)
                                  of minority investments           $_________

                         (D)      Plus Depreciation and
                                  amortization                      $_________

                         (E)      Plus Interest expense             $_________

                         (F)      Plus Rent Expense                 $_________

                         (G)      Plus Lease Financing
                                  Rent Expense                      $_________

                       (H)      Plus Income Tax expense           $_________

                       (I)      Exclude Losses attributable
                                to use of fair value
                                methodology for
                                recognition and
                                measurement of
                                impairment of goodwill
                                in accordance with
                                Accounting Principles
                                Board Opinion No. 17              $_________

                       (J)      Consolidated Cash Flow
                                from Operations [A-B-C+
                                D+E+F+G+H-I]                      $_________

               (ii)    Fixed Charges:

                       (A)      Interest Expense                  $_________

                       (B)      Rent Expense                      $_________

                       (C)      Lease Financing
                                Rent Expense                      $_________

                       (D)      Scheduled principal
                                installments on
                                Indebtedness                      $_________

                       (E)      Fixed charges
                                [A+B+C+D]                         $_________

      c.       Ratio of (i)(J) to (ii)(E)                                                     ______ to 1.0

7.    Maximum Leverage Ratio (expressed as a percentage)

      a.       Required Leverage Ratio

               I.      third and fourth Fiscal Quarter in
                       Fiscal Year 1997                           60%

               ii.     each Fiscal Quarter in
                       Fiscal Year 1998                           60%

               iii.    each Fiscal Quarter in
                       Fiscal Year 1999                           55%

              iv.     each Fiscal Quarter after
                      Fiscal Year 1999                           50%

     b.       Actual Leverage Ratio:

              (i)     Consolidated Funded
                         Indebtedness (Indebtedness
                         for borrowed money, including
                         Capitalized Lease Obligations
                         ($__________) plus Contingent
                         Obligations in respect of
                         borrowed money or Capitalized
                         Lease Obligations ($__________)
                         plus Contingent Obligations arising under
                         the Lease Financing Guarantee ($__________)                                   $__________


              (ii)    Consolidated Total Capital:

                  (A)  Total stockholders equity                 $__________
                  (B)  Consolidated Funded
                          Indebtedness (see (I)
                          above)                                 $__________
                  (C)  (A) + (B)                                                                       $__________


              (iii)   Ratio of (i) to (ii)(C)                                                                ____%

8.   Minimum Tangible Net Worth
     --------------------------

     a.       Required Consolidated Tangible Net Worth:

              (i)                                                $430,000,000

              (ii)(A) Consolidated Net Income for
                         the period from July 28,
                         1997 through the end of the
                         Fiscal Quarter immediately
                         preceding the date hereof               $_________

                  (B) 50% x (A)                                  $_________

              (iii)   Net cash proceeds of any
                         issuance of equity
                         securities                              $_________

              (iv)       the aggregate amount paid

                        to repurchase stock                     $_________

             (v)        (i) + (ii)(B) + (iii) - (iv)                                                       $__________

    b.       Actual Consolidated Tangible Net Worth:

             (i)        Total stockholders' equity
                        as of the end of the Period             $_________

             (ii)       Intangible assets of the
                        Company and its Subsidiaries
                        on a consolidated basis as
                        of the end of the Period
                        (excluding intangible assets from
                        the Books Etc. Limited Purchase
                        permitted by Section  8.02(d)(vi))      $_________

             (iii)   (i) - (ii)                                                                            $__________

9.  Foreign Activities

    a.       Consolidated Tangible Net Worth
             (See 8(b)(iii)above                                                                           $__________

    b.       Maximum permitted aggregate amount of
             Contingent Obligations permitted under
             Section  8.02(c)(x) and Investments permitted under
             Section Section  8.02(d)(v), 8.02(d)(viii), 8.02(d)(x) in
             respect of a Foreign Joint Venture, and
             Section  8.02(d)(xi) in respect of a Foreign Restricted
             Subsidiary [a x 25%]                                                                          $__________

    c.       Actual aggregate amount of
             Contingent Obligations permitted under
             Section  8.02(c)(x) and Investments permitted under
             Section Section  8.02(d)(v), 8.02(d)(viii), 8.02(d)(x) in
             respect of a Foreign Joint Venture, and
             Section  8.02(d)(xi) in respect of a Foreign Restricted
             Subsidiary                                                                                    $__________

10. Permitted Joint Venture Activity

    a.       Consolidated Tangible Net Worth
             (See 8(b)(iii) above)                                                                         $__________

    b.       Maximum permitted aggregate amount of
             all Investments in Joint Ventures

               and Contingent Obligations of the Company or
               any Unrestricted Subsidiary which is a
               Domestic Subsidiary in respect of
               Indebtedness of Joint Ventures
               [a x 15%]                                                                  $__________

      c.       Actual aggregate amount of all
               Investments in Joint Ventures ($________) and
               Contingent Obligations of the Company or any
               Unrestricted Subsidiary which is a Domestic
               Subsidiary in respect of Indebtedness of
               Joint Ventures($________)                                                  $__________


      d.       Maximum permitted aggregate amount of current
               portion Contingent Obligations of the Company or
               any Unrestricted Subsidiary which is a Domestic
               Subsidiary relating to Leases of Joint Ventures                            $15,000,000

      e.       Actual aggregate amount of
               Contingent Obligations of the Company or
               any Unrestricted Subsidiary which is a
               Domestic Subsidiary relating to Leases of Joint Ventures                   $__________

11.   Permitted Restricted Subsidiary Activity

      a.       Consolidated Tangible Net Worth
               (See 8(b)(iii) above)                                                      $__________

      b.       Maximum permitted aggregate amount of all
               Investments by the Company or Unrestricted Domestic
               Subsidiary in Restricted Subsidiaries
               and Contingent Obligations of the Company
               or any Unrestricted Subsidiary which is a Domestic
               Subsidiary in respect of Indebtedness of Restricted
               Subsidiaries [a x 20%]                                                     $__________

      c.       Actual aggregate amount of all Investments
               by the Company or Unrestricted Domestic Subsidiary
               in Restricted Subsidiaries ($_________)
               and Contingent Obligations of the Company
               or any Unrestricted Subsidiary which is a
               Domestic Subsidiary in respect of Indebtedness of Restricted
               Subsidiaries ($________)                                                   $__________

      d.       Maximum permitted aggregate amount of
               all Investments by the Company or Unrestricted Domestic

                Subsidiary and Contingent Obligations of the
                Company or any Unrestricted Subsidiary which is
                a Domestic Subsidiary in respect of Indebtedness
                of Restricted Subsidiaries which are Foreign
                Subsidiaries [a x 15%]                                                    $__________

       e.       Actual aggregate amount of
                all Investments by the Company or Unrestricted Domestic
                Subsidiary and Contingent Obligations of the
                Company or any Unrestricted Subsidiary which is
                a Domestic Subsidiary in respect of Indebtedness
                of Restricted Subsidiaries which are Foreign
                Subsidiaries                                                              $__________

       f.       Maximum permitted aggregate amount of
                Contingent Obligations of the Company or any
                Unrestricted Subsidiary which is a Domestic
                Subsidiary relating to Leases of Restricted Subsidiaries                  $15,000,000

       g.       Actual aggregate amount of
                Contingent Obligations of the Company or
                any Unrestricted Subsidiary which is a
                Domestic Subsidiary relating
                to Leases of Restricted Subsidiaries                                      $__________

11. Description of any Permitted Joint Venture Activity or Permitted Restricted Subsidiary Activity engaged in, or any Purchase Made, During the Period


              [Describe transactions, including amounts involved]


              IN WITNESS WHEREOF, the undersigned has caused this Compliance Certificate to be executed and delivered this _____ day of _____________, _____.

                                        BORDERS GROUP, INC.

                                        By:
                                           ------------------------------------

                                        Title:
                                              ---------------------------------
                                                 [Authorized Officer]

                                   Schedule 1



                                                                                               Maximum
                                                                                             Distribution
                                                                          Minority           to Minority      Actual Distributions
                                                                      Shareholders pro       Shareholders     Made to Minority
               Minority                           Net Income          rata Share of Net      (50% of pro      Shareholders
Subsidiary    Shareholders    Percent Ownership   Year to Date              Income            rata share)     During FiscalYear
------------  ------------    -----------------   ------------     ---------------------    -----------     -------------------

                                SCHEDULE 1.01(A)

                     EURO-RATE MARGIN/LETTER OF CREDIT FEE
                    BASE RATE MARGIN, FACILITY FEE RATE (1)


                        LEVEL I           LEVEL II          LEVEL III          LEVEL IV           LEVEL V
-----------------------------------------------------------------------------------------------------------------
                                                         If the
                                      If the             Company's Fixed   If the
                                      Company's Fixed    Charge Coverage   Company's Fixed
                                      Charge Coverage    Ratio EXCEEDS     Charge Coverage    If the
                    If the            Ratio EXCEEDS      1.80 : 1.00 AND   Ratio EXCEEDS      Company's Fixed
                    Company's Fixed   2.00 : 1.00 AND    IS LESS THAN OR   1.60 TO 1.0 AND    Charge Coverage
                    Charge Coverage   IS LESS OR         EQUAL TO          IS LESS THAN OR    Ratio IS LESS
                    Ratio EXCEEDS     EQUAL TO           2.00 : 1.00.      EQUAL TO           THAN OR EQUAL
                    2.20 : 1.00.      2.20 : 1.00.                         1.80 : 1.00.       TO 1.60 TO 1.00.
-----------------------------------------------------------------------------------------------------------------
 Euro-Rate
 Margin/ Letter
 of Credit Fee            14.5              17.5               20.0              22.5              32.5
-----------------------------------------------------------------------------------------------------------------
 Base Rate
 Margin                    0                  0                 0                 0                  0
-----------------------------------------------------------------------------------------------------------------
 Facility Fee
 Rate                     8.0               10.0               12.5              15.0              17.5
-----------------------------------------------------------------------------------------------------------------


(1) All prices are expressed in basis points. A basis point is equal to 1/100 of 1%.

                                SCHEDULE 1.01(B)


                             COMMITMENTS OF LENDERS


                                                   ADDRESS FOR                             AMOUNT OF            RATABLE
 NAME OF LENDER                                      NOTICES                               COMMITMENT           SHARE*
 PNC Bank, National             National Corporate Banking--Chicago Office            $ 45,333,333.33           10.67%
 Association                    500 West Monroe Street
                                Chicago, IL  60661
                                FAX # (312) 906-3420
                                Phone # (312) 906-3426
                                Attn:  Mr. Peter F.Stack

 The First National Bank of     14th Floor, Suite 0086                                $ 45,018,518.52           10.59%
 Chicago                        One First National Plaza
                                Chicago, IL  60670
                                FAX # (312) 732-8587
                                Phone # (312) 732-6132
                                Attn:  Mr. Paul E. Rigby

 Bankers Trust Company          130 Liberty Street, 34th Floor                        $ 45,018,518.52           10.59%
                                New York, NY  10006
                                FAX # (212) 250-7218
                                Phone # (212) 250-5175
                                Attn:  Ms. Patricia Hogan

 First Union National Bank      One First Union Center, DC5                           $ 25,185,185.19            5.92%
                                Charlotte, NC  28288-0745
                                FAX # (704) 374-2802
                                Phone # (704) 374-2641
                                Attn:  Ms. Mary Amatore

* Ratable Shares used for calculating Required Lenders, but not for loan operation purposes, such as fundings and payments.

                                          ADDRESS FOR                                  AMOUNT OF               RATABLE
 NAME OF LENDER                            NOTICES                                     COMMITMENT               SHARE*
 Fleet National Bank            One Federal Street, OF0320                            $ 25,185,185.19            5.92%
                                Boston, MA  02110-2010
                                FAX # (617) 346-0689
                                Phone # (617) 346-0611
                                Attn:  Mr. Richard M. Seufert





                                127 Public Square                                     $ 25,185,185.19            5.92%
 KeyBank National               Cleveland, OH 44114-1306
 Association                    FAX # (216) 689-4981
                                Phone # (216) 689-3589
                                Attn: Mr. Thomas Crandell

 Comerica Bank                  One Detroit Center                                    $ 25,185,185.19            5.92%
                                500 Woodward Ave.
                                Mail Code 3268-9th Floor
                                Detroit, MI  48226-3289
                                FAX # (313) 222-9514
                                Phone # (313) 222-5060
                                Attn:  Mr. David C. Bird


 Morgan Guaranty Trust          c/o J.P. Morgan & Company, Inc.                       $ 18,888,888.89            4.44%
 Company of New York            22nd Floor
                                60 Wall Street
                                New York, NY  10260
                                FAX # (212) 648-5018
                                Phone # (212) 648-8063
                                Attn:            Ms. Deborah Broadheim

* Ratable Shares used for calculating Required Lenders, but not for loan operation purposes, such as fundings and payments.

                                          ADDRESS FOR                                  AMOUNT OF               RATABLE
 NAME OF LENDER                            NOTICES                                     COMMITMENT               SHARE*
 Union Bank of California,      350 California Street                                 $ 18,888,888.89            4.44%
 N.A.                           6th Floor
                                San Francisco, CA  94104-1402
                                FAX # (415) 705-7085
                                Phone # (415) 705-7021
                                Attn:  Mr. Timothy P. Streb

 CoreStates Bank, N.A.          1345 Chestnut Street, FC 1-8-8-14                     $ 15,740,740.74            3.70%
                                Philadelphia, PA  19101-7618
                                FAX # (215) 973-7671
                                Phone # (215) 973-2318
                                Attn:  Ms. Anne Marie Fitzsimmons

 Banque Nationale de Paris      Suite 500                                             $ 15,740,740.74            3.70%
                                209 South LaSalle Street
                                Chicago, IL  60604
                                FAX # (312) 977-1380
                                Phone # (312) 977-2211
                                Attn:            Mr. Frederick Moryl

 SunTrust Bank, Atlanta         24th Floor                                            $ 15,740,740.74            3.70%
                                25 Park Place
                                Atlanta, GA  30303
                                FAX # (404) 588-8505
                                Phone # (404) 724-3457
                                Attn:  Mr. Roger P. Shreero

*Ratable Shares used for calculating Required Lenders, but not for loan operation purposes, such as fundings and payments.

                                          ADDRESS FOR                                  AMOUNT OF               RATABLE
 NAME OF LENDER                            NOTICES                                     COMMITMENT               SHARE*
 Bank Boston, N.A.              100 Federal Street                                    $ 15,740,740.74            3.70%
                                Boston, MA  02110
                                FAX # (617) 434-6685
                                Phone # (617) 434-5280
                                Attn:            Ms. Judith Kelly

 Hibernia National Bank         12th Floor                                            $ 12,592,592.59            2.96%
                                313 Carondelet Street
                                New Orleans, LA  70130
                                FAX # (504) 533-5344
                                Phone # (504) 533-2911
                                Attn:            Mr. Jeffrey Peck

 The Northern Trust Company     Floor B-11                                            $  9,444,444.44            2.22%
                                50 South LaSalle Street
                                Chicago, IL 60675
                                FAX # (312) 444-5055
                                Phone # (312) 557-8205
                                Attn:    Ms. Nicole R. Kidder

 The Bank of New York           One Wall Street, 8th Floor                            $  9,444,444.44            2.22%
                                New York, NY 10286
                                FAX # (212) 635-1483, 1481
                                Phone # (212) 635-7885
                                Attn:    Mr. Michael V. Flannery

 Mercantile Bank                12th Floor                                            $  9,444,444.44            2.22%
                                721 Locust Street
                                St. Louis, MO 63101
                                FAX # (314) 425-2203
                                Phone # (314) 425-2459
                                Attn:    Mr. Steve Reese

*Ratable Shares used for calculating Required Lenders, but not for loan operation purposes, such as fundings and payments.

                                          ADDRESS FOR                                  AMOUNT OF               RATABLE
 NAME OF LENDER                            NOTICES                                     COMMITMENT               SHARE*
 The Dai-Ichi Kangyo Bank,      10 S. Wacker Drive                                    $  9,444,444.44            2.22%
 Ltd.--Chicago Branch           26th Floor
                                Chicago, IL  60606
                                FAX # (312) 876-2011
                                Phone # (312) 715-6361
                                Attn:  Mr. Michael Pleasants

 First Hawaiian Bank            999 Bishop Street                                     $  9,444,444.44            2.22%
                                11th Floor
                                Honolulu, HI  96813
                                FAX # (808) 525-6372
                                Phone # (808) 525-6289
                                Attn:  Mr. Charles Jenkins

 Bank One, National             7th Floor                                             $  9,444,444.44            2.22%
 Association                    100 East Broad Street
                                Columbus, OH  43215
                                FAX # (614) 248-5518
                                Phone # (614) 248-6390
                                Attn:    Mr. Larry Christ

 Long Term Credit Bank of       Suite 800                                             $  9,444,444.44            2.22%
 Japan                          190 South LaSalle Street
                                Chicago, IL 60670
                                FAX # (312) 704-8505
                                Phone # (312) 704-5482
                                Attn:    Mr. Curtis Flammini

*Ratable Shares used for calculating Required Lenders, but not for loan operation purposes, such as fundings and payments.

                                          ADDRESS FOR                                  AMOUNT OF               RATABLE
 NAME OF LENDER                            NOTICES                                     COMMITMENT               SHARE*
 Wachovia Bank                  28th Floor                                            $  9,444,444.44            2.22%
                                191 Peachtree Street
                                Atlanta, GA 30303
                                FAX # (404) 332-6898
                                Phone # (404) 332-4036
                                Attn:    Ms. Katie S. Proctor

                                TOTAL                                                 $425,000,000               100%





*Ratable Shares used for calculating Required Lenders, but not for loan operation purposes, such as fundings and payments.